As filed with the Securities and Exchange Commission on April 29, 2011, Registration Numbers  02-35439 and 811-1800

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 108	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 108	☒

(Check appropriate box or boxes)

U.S. GLOBAL INVESTORS FUNDS

(Exact Name of Registrant as Specified in Charter)

7900 CALLAGHAN ROAD
SAN ANTONIO, TEXAS 78229

(Address of Principal Executive Offices)

(210) 308-1234

Registrant’s Telephone Number, including Area Code

FRANK E. HOLMES, PRESIDENT

U.S. GLOBAL INVESTORS FUNDS

7900 CALLAGHAN ROAD

SAN ANTONIO, TEXAS 78229

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐      immediately upon filing pursuant to paragraph (b)

☒     on May 1, 2011, pursuant to paragraph (b)

☐      60 days after filing pursuant to paragraph (a)(i)

☐      on                 , pursuant to paragraph (a)(i)

☐      75 days after filing pursuant to paragraph (a)(ii)

☐      on                        pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐                   this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Investor Class Shares

Prospectus

May 1, 2011

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

U.S. Global Investors Funds

Equity Funds
All American Equity Fund (GBTFX)
Holmes Growth Fund (ACBGX)
Infrastructure Fund
Global MegaTrends Fund (MEGAX)
Gold and Natural Resources Funds
Gold and Precious Metals Fund (USERX)
World Precious Minerals Fund (UNWPX)
Global Resources Fund (PSPFX)	Emerging Markets Funds
Eastern European Fund (EUROX)
Global Emerging Markets Fund (GEMFX)
China Region Fund (USCOX)
Tax Free Funds
Tax Free Fund (USUTX)
Near-Term Tax Free Fund (NEARX)
Government Money Market Funds
U.S. Government Securities Savings Fund (UGSXX)
U.S. Treasury Securities Cash Fund (USTXX)

Summary Section Equity Funds

All American Equity Fund	1

Holmes Growth Fund	4

Summary Section Infrastructure Fund

Global MegaTrends Fund	7

Summary Section Gold and Natural Resources Funds

Gold and Precious Metals Fund	10

World Precious Minerals Fund	14

Global Resources Fund	18

Summary Section Emerging Markets Funds

Eastern European Fund	22

Global Emerging Markets Fund	26

China Region Fund	30

Summary Section Tax Free Funds

Tax Free Fund	34

Near-Term Tax Free Fund	37

Summary Section Government Money Market Funds

U.S. Government Securities Savings Fund	40

U.S. Treasury Securities Cash Fund	43

Investment Objectives, Principal Investment Strategies and Related Risks

All American Equity Fund	45

Holmes Growth Fund	45

Global MegaTrends Fund	46

Gold and Precious Metals Fund	49

World Precious Minerals Fund	49

Global Resources Fund	49

Eastern European Fund	54

Global Emerging Markets Fund	54

China Region Fund	54

Tax Free Fund	61

Near-Term Tax Free Fund	61

U.S. Government Securities Savings Fund	63

U.S. Treasury Securities Cash Fund	63

Common Investment Practices and Related Risks	64

Portfolio Holdings	66

Fund Management	67

Shareholder Information

Pricing of Fund Shares	70

Opening an Account	70

Funding an Account	70

Minimum Investment	70

How to Purchase, Redeem and Exchange Shares	70

Important Shareholder Information	72

Distributions and Taxes	76

Financial Highlights	78

Summary Section

All American Equity Fund

Investment Objective

The All American Equity Fund's primary objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on fund shares held 30 days or less)	0.10%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.68%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	1.63%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	2.57%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$270	$809	$1,375	$2,915	$260	$799	$1,365	$2,905

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 299% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. Shareholder yield is another factor the Adviser considers when evaluating a company. Shareholder yield is determined by the dividends that a company pays to its shareholders and/or by a company buyback of stock from shareholders. The focus of the stock selection is on large capitalization companies.

Under normal market conditions, the All American Equity Fund will invest substantially all (greater than 80%) of its net assets in equity and equity-related securities defined as "all American." The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

The All American Equity Fund will consider any of the following companies to be "all American":

1.  companies offering stock registered on a United States stock exchange;

2.  companies offering stock traded on Nasdaq or the over-the-counter markets;

3.  companies deriving more than 50% of their revenue from operations in the United States;

4.  companies incorporated in the United States; or

5.  companies having their principal place of business or corporate headquarters located in the United States.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

All American Fund

Best quarter shown in the bar chart above: 13.79% in the fourth quarter of 2003.

Worst quarter shown in the bar chart above: (21.09)% in the third quarter of 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
All American Equity Fund Return Before Taxes	15.92%	2.29%	0.27%
Return After Taxes on Distributions	15.92%	0.76%	(0.53)%
Return After Taxes on Distributions and Sale of Fund Shares	10.35%	1.22%	(0.14)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Derrick has served as a portfolio manager of the fund since 1999.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Holmes Growth Fund

Investment Objective

The Holmes Growth Fund's primary objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.10%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.86%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.82%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.94%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$207	$619	$1,057	$2,274	$197	$609	$1,047	$2,264

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 160% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. The Adviser considers companies of all sizes when making stock selections, but its emphasis is on small- and mid-sized companies.

Under normal market conditions, the Holmes Growth Fund invests primarily in a diversified portfolio of equity and equity-related securities. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

The fund may invest up to 25% of its total assets in foreign securities that are not publicly traded in the U.S. The fund may also invest in sponsored or unsponsored American Depository Receipts (ADRs), which represent shares of foreign issuers; however, the ADRs are not included in the 25% limit on foreign issuers. As part of its foreign securities, the fund may invest up to 5% of its total assets in emerging markets.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•  Small- and Mid-Sized Companies Risk. The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

On June 1, 2004, the Adviser took over the day-to-day management of the fund from the previous subadviser. Consequently, prior period performance may have been different if the Adviser had been managing the fund.

Annual Total Returns (as of December 31 each year)

Holmes Growth Fund

Best quarter shown in the bar chart above: 17.02% in the second quarter of 2009.

Worst quarter shown in the bar chart above: (25.35)% in the third quarter of 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Holmes Growth Fund Return Before Taxes	21.35%	1.62%	(0.13)%
Return After Taxes on Distributions	21.02%	1.57%	(0.15)%
Return After Taxes on Distributions and Sale of Fund Shares	14.02%	1.36%	(0.12)%
S&P Composite 1500 Index (reflects no deduction for fees, expenses or taxes)	16.43%	2.70%	2.09%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served as Chief Executive Officer of the fund since 1994 and Chief Investment Officer of the fund since 1999. Mr. Derrick has served as a portfolio manager of the fund since 2004.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Global MegaTrends Fund

Investment Objective

The Global MegaTrends Fund's primary objective is to seek long-term capital appreciation and its secondary objective is earning income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.25%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.87%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	1.32%
Total annual fund operating expenses	2.44%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$257	$771	$1,311	$2,786	$247	$761	$1,301	$2,776

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 104% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

In selecting securities for the Global MegaTrends Fund, the Adviser makes "top-down" market allocations by identifying significant long-term "megatrends" in the global economy. Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns. The industrialization and urbanization that is currently occurring in many emerging markets has generated tremendous demand for basic infrastructure services, which is the major global megatrend in which the fund is actively investing.

The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

Under normal market conditions, the Global MegaTrends Fund will invest in equity and equity-related securities of companies of all sizes from all areas of the world. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

Under normal market conditions, the Global MegaTrends Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies that are domiciled in one country but are economically tied to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company's principal operations are located; the country in which 50% of the company's revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

On October 1, 2007, the Adviser took over the day-to-day management of the fund from the previous subadviser, and on November 27, 2002, the investment strategy was changed to its current focus. Consequently, prior period performance may have been different if the Adviser had been managing the fund.

Annual Total Returns (as of December 31 each year)

Global MegaTrends Fund

Best quarter shown in the bar chart above: 26.76% in the second quarter of 2009.

Worst quarter shown in the bar chart above: (26.59)% in the third quarter of 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Global MegaTrends Fund Return Before Taxes	8.43%	(0.68)%	0.27%
Return After Taxes on Distributions	8.54%	(1.08)%	(0.18)%
Return After Taxes on Distributions and Sale of Fund Shares	5.62%	(0.47)%	0.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	5.77%	6.80%	N/A

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. John Derrick, Mr. Jack Dzierwa, Mr. Evan Smith and Mr. Brian Hicks. Mr. Holmes has served as Chief Executive Officer of the fund since 1996 and Chief Investment Officer of the fund since 1999, Mr. Derrick has served as a portfolio manager of the fund since 2007, Mr. Dzierwa has served as a portfolio manager of the fund since 2009, and Mr. Smith and Mr. Hicks have served as portfolio managers of the fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 695405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Gold and Precious Metals Fund

Investment Objective

The Gold and Precious Metals Fund seeks long-term growth of capital plus protection against inflation and monetary instability. The fund also pursues current income as a secondary objective.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.07%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.48%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	1.82%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$195	$583	$995	$2,147	$185	$573	$985	$2,137

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 103% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the Gold and Precious Metals Fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally involved in the mining, fabrication, processing, marketing or distribution of precious metals including gold, silver, platinum group, palladium and diamonds. The fund may invest in these precious metals directly and/or in equity and equity-related securities, such as exchange-traded funds, that represent interests in, or related to, these precious metals. The equity and equity- related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund also participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).

The fund may invest in warrants to gain exposure to individual securities in the gold and precious metals industry over the long term. Warrants allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The fund may also receive warrants when it participates in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of the company.

The fund focuses on selecting companies with established producing mines that have large deposits that create a significant stream of cash flow. Senior mining companies that have proven reserves are more strongly influenced by the price of gold. Although the fund focuses its investments on senior mining companies, the fund may invest in junior and intermediate mining companies. Junior mining companies typically have small market capitalization and no source of steady cash flow, and their growth generally comes from a major mining discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The volatility of these smaller mining companies is typically greater than that of senior producers.

The Adviser's stock selection process for established mining companies looks to identify companies with robust growth profiles and strong cash flows. In making security selections for junior and intermediate mining investments, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to rising commodity prices.

Although the fund has greater latitude to invest its assets in different precious metals, it currently has significant investments in the gold sector. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund's objectives or that the Adviser does not implement the strategy properly.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•  Industry Concentration Risk. The fund concentrates its investments in gold and other precious metals. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

•  Junior and Intermediate Mining Companies Risk. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

•  Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

•  Price Volatility Risk. The value of the fund's shares may fluctuate significantly.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Options Risk. Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.

•  Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

•  Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

•  Gold and Precious Metals/Minerals Risk. The fund may invest in gold and precious metals directly and is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if the fund derives more than 10% of its gross income from its investment in gold and precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the fund and its shareholders.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Gold and Precious Metals Fund

Best quarter shown in the bar chart above: 52.41% in the first quarter of 2002.

Worst quarter shown in the bar chart above: (28.29)% in the third quarter of 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Gold and Precious Metals Fund Return Before Taxes	36.88%	20.19%	26.49%
Return After Taxes on Distributions	35.11%	18.93%	25.76%
Return After Taxes on Distributions and Sale of Fund Shares	25.75%	17.43%	24.32%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
FTSE Gold Mines Index (reflects no deduction for fees, expenses or taxes)	29.03%	12.79%	19.20%

After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. Ralph Aldis. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999, and Mr. Aldis has served as a portfolio manager of the fund since 2001.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

World Precious Minerals Fund

Investment Objective

The World Precious Minerals Fund seeks long-term growth of capital plus protection against inflation and monetary instability.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.19%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.40%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.85%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$198	$592	$1,011	$2,179	$188	$582	$1,001	$2,169

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 68% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally engaged in the exploration for, or mining and processing of, precious minerals such as gold, silver, platinum group, palladium and diamonds. The fund may invest in these precious minerals directly and/or in equity and equity-related securities, such as exchange-traded funds, that represent interests in, or related to, these precious minerals. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund also participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).

The fund may invest in warrants to gain exposure to individual securities in the gold and precious metals industry over the long term. Warrants allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The fund may also receive warrants when it participates in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of the company.

The fund focuses on selecting junior and intermediate exploration companies from around the world. Junior exploration companies typically have small market capitalization and no source of steady cash flow, and their growth generally comes from a major mining discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The volatility of these smaller mining companies is typically greater than that of senior producers.

In making security selections for junior and intermediate mining investments, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to a rising commodity price. The Adviser's stock selection process for established mining companies looks to identify companies with robust reserve growth profiles and strong cash flows.

The fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company's principal operations are located; the country in which the company's mining or natural resource reserves are located; the country in which 50% of the company's revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Although the fund has greater latitude to invest its assets in different precious minerals or metals stocks, it currently has significant investments in gold sector stocks. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund's objectives or that the Adviser does not implement the strategy properly.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•  Industry Concentration Risk. The fund concentrates its investments in precious minerals. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

•  Junior and Intermediate Mining Companies Risk. The fund focuses its investments in junior and intermediate exploration companies. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

•  Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

•  Price Volatility Risk. The value of the fund's shares may fluctuate significantly.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Options Risk. Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.

•  Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

•  Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

•  Gold and Precious Metals/Minerals Risk. The fund may invest in gold and precious minerals directly and is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if the fund derives more than 10% of its gross income from its investment in gold and precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the fund and its shareholders.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

World Precious Minerals Fund

Best quarter shown in the bar chart above: 49.72% in the first quarter of 2002.

Worst quarter shown in the bar chart above: (38.70)% in the third quarter of 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
World Precious Minerals Fund Return Before Taxes	45.38%	19.40%	28.40%
Return After Taxes on Distributions	39.30%	15.09%	25.15%
Return After Taxes on Distributions and Sale of Fund Shares	29.46%	14.53%	24.19%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	33.94%	13.89%	23.45%

After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. Ralph Aldis. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999, and Mr. Aldis has served as a portfolio manager of the fund since 2001.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Global Resources Fund

Investment Objective

The Global Resources Fund seeks long-term growth of capital plus protection against inflation and monetary instability.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.25%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.03%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.45%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.74%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$187	$558	$954	$2,062	$177	$548	$944	$2,052

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 145% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the fund will invest at least 80% of its net assets in equity and equity-related securities of companies involved in the natural resources industries, which include, among others, the following industries: natural gas, integrated oil companies, oil and gas drilling, oil and gas exploration and production, oil and gas refining, oilfield equipment/services, aluminum, chemicals, diversified metals and coal mining, gold and precious metals, iron and steel, paper and forest products, and uranium.

The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund also participates in private placements, initial public offerings (IPOs),and long-term equity anticipation securities (LEAPS).

The fund may receive warrants when it participates in a private placement. The warrants are provided by the issuer of the private placement as an incentive for investing in the initial financing of the company. The holder of a warrant has the right, until the warrant expires, to sell the warrant or to purchase a given number of shares of a particular issue at a specified price.

For its "bottom-up" selection strategy, the Adviser looks at a company's relative rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser also considers relative valuation multiples to earnings and cash flow, expected net asset value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital.

The fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the Adviser will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company's principal operations are located; the country in which the company's mining or natural resource reserves are located; the country in which 50% of the company's revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund's objectives or that the Adviser does not implement the strategy properly.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated

•  Industry Concentration Risk. The fund concentrates its investments in the natural resources industries and may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil producing countries. Increased environmental regulations and limitations on production may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value of these companies is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

•  Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

•  Price Volatility Risk. The value of the fund's shares may fluctuate significantly.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Options Risk. Investing in options, LEAPS, and other instruments with option-type elements ("options") may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.

•  Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant, if any.

•  Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Global Resources Fund

Best quarter shown in the bar chart above: 35.85% in the fourth quarter of 2003.

Worst quarter shown in bar chart above: (45.81)% in the third quarter of 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Global Resources Fund Return Before Taxes	38.00%	8.50%	19.49%
Return After Taxes on Distributions	36.97%	5.81%	17.38%
Return After Taxes on Distributions and Sale of Fund Shares	24.84%	6.06%	16.66%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Morgan Stanley Commodity Related Equity Index (reflects no deduction for fees, expenses or taxes)	25.66%	15.41%	16.08%

After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. Evan Smith and Mr. Brian Hicks. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Smith and Mr. Hicks have served as portfolio managers of the fund since 2004.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Eastern European Fund

Investment Objective

The Eastern European Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 180 days or less)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.09%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.57%
Total annual fund operating expenses	1.91%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$204	$610	$1,042	$2,243	$194	$600	$1,032	$2,233

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 69% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Eastern European Fund invests, under normal market conditions, at least 80% of its net assets in equity and equity-related securities of companies located in the emerging markets of Eastern Europe. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

In general, Eastern European countries are in the early stages of industrial, economic or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries. Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Russia, Poland, the Czech Republic, Hungary and Turkey. The Adviser considers the following countries to be in Eastern Europe: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

The fund will consider investments in Eastern Europe to be the following:

1.  securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern European country;

2.  securities of issuers that derive a majority of their revenues from business in Eastern European countries, or have a majority of their assets in Eastern European countries; or

3.  securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern European countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)

The Eastern European Fund invests at least 25% of its total assets in securities of companies involved in oil, gas or banking. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Sector Classification System. For a full list of the Bloomberg-classified industries involving oil, gas or banking, see the discussion of non-fundamental investment restrictions in the statement of additional information (SAI).

However, the fund will invest no more than 25% of its total assets in any one Bloomberg-classified industry involving oil, gas, or banking, such as, among others, Oil Companies–Integrated, Oil Companies–Exploration & Production, Oil Refining & Marketing, Regional Banks–Non-U.S., Commercial Banks–Non-U.S., and Diversified Banking Institutions; provided, however, if at the time of purchase a corresponding industry classification represents 20% or more of the fund's benchmark, the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), the fund may invest up to 35% of its total assets in the corresponding Bloomberg-classified industry.

The fund may invest up to 20% of its net assets in securities, including debt securities, of governments and companies located anywhere in the world.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund's objectives or that the Adviser does not implement the strategy properly.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•  Geographic Concentration Risk. The fund concentrates its investments in companies located in Eastern Europe. Because of this, companies in the fund's portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, the fund's share price. The fund's return and share price may be more volatile than those of a less concentrated portfolio.

•  Industry Concentration Risk. The fund invests more than 25% of its investments in companies principally engaged in the oil, gas or banking industries. Oil & gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund's performance more volatile. To the extent that the fund's assets are invested in the oil & gas industry, the fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulation may, among other things, increase compliance costs and affect business opportunities for companies in which the fund invests. The fund would also be affected by changing commodity prices, which can be highly volatile and are subject to risk of over supply and decreased demand. To the extent that the fund's assets are invested in companies operating in the banking industry, the fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting banking companies. The prices of securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Sector Classification System.

•  Sector Risk. The fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

On November 7, 2008, the Adviser took over the day-to-day management of the Eastern European Fund from the subadviser. Consequently, the fund's prior performance may have been different if the Adviser had been managing the fund.

Annual Total Returns (as of December 31 each year)

Eastern European Fund

Best quarter shown in the bar chart above: 40.72% in the second quarter of 2009.

Worst quarter shown in the bar chart above: (48.07)% in the fourth quarter of 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Eastern European Fund Return Before Taxes	18.66%	2.78%	20.35%
Return After Taxes on Distributions	18.66%	1.55%	19.06%
Return After Taxes on Distributions and Sale of Fund Shares	12.13%	2.38%	18.36%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return) (reflects no deduction for fees or expenses)	17.98%	7.16%	16.57%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes, Mr. John Derrick and Mr. Tim Steinle. Mr. Holmes has served as Chief Executive Officer of the fund since 1997 and Chief Investment Officer of the fund since 1999; Mr. Derrick and Mr. Steinle have served as portfolio managers of the fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Global Emerging Markets Fund

Investment Objective

The Global Emerging Markets Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 180 days or less)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.216%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	2.29%
Acquired fund fees and expenses	0.03%
Total annual fund operating expenses	3.79%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$391	$1,168	$1,963	$4,037	$381	$1,158	$1,953	$4,027

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 190% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Global Emerging Markets Fund invests, under normal market conditions, at least 80% of its net assets in equity and equity-related securities of companies located in emerging market countries or in companies with a significant business presence in emerging market countries. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

The fund will consider investments in an emerging market country to be the following:

1.  securities of issuers organized under the laws of any emerging market country or having a principal office in, an emerging market country;

2.  securities that are traded primarily in an emerging market country;

3.  securities of issuers that have a majority of their assets in an emerging market country; or

4.  securities of issuers that derive a majority of their revenues or profits from goods produced or sold, investments made or services performed in an emerging market country.

The fund may invest up to 20% of its net assets in securities, including debt securities, of governments and companies located anywhere in the world.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund's objectives or that the Adviser does not implement the strategy properly.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets, which include those countries in which the fund primarily invests. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•  Sector Risk. The fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

•  Participatory Note Risk. The fund may invest in participatory notes, which are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows the fund to have market exposure to foreign securities without trading directly in the local market. The purchaser of a participatory note must rely on the creditworthiness of the bank or broker-dealer who issues the participatory note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the periods indicated. The table compares the fund's average annual returns for the last 1-year, 5-year and since inception periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

On November 7, 2008, the Adviser took over the day-to-day management of the Global Emerging Markets Fund from the subadviser. Consequently, the fund's prior performance may have been different if the Adviser had been managing the fund.

Annual Total Returns (as of December 31 each year)

Global Emerging Markets Fund

Best quarter shown in the bar chart above: 28.54% in the second quarter of 2009.

Worst quarter shown in the bar chart above: (39.66)% in the fourth quarter of 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Year	Since Inception (2/24/05)
Global Emerging Markets Fund Return Before Taxes	15.35%	0.48%	4.03%
Return After Taxes on Distributions	15.35%	(0.76)%	2.79%
Return After Taxes on Distributions and Sale of Fund Shares	9.97%	0.32%	3.32%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.23%
MSCI Emerging Markets Net Total Return Index (reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax)	18.88%	12.76%	15.18%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes, Mr. John Derrick, Mr. Tim Steinle and Mr. Michael Ding. Mr. Holmes has served as Chief Executive Officer and Chief Investment Officer of the fund since 2005, Mr. Derrick and Mr. Steinle have served as a portfolio managers of the fund since 2008, and Mr. Ding has served as portfolio manager of the fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

China Region Fund

Investment Objective

The China Region Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 180 days or less)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.21%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.93%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	2.40%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It is based on net expenses before giving effect to any performance adjustment. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$253	$758	$1,290	$2,746	$243	$748	$1,280	$2,736

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 242% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

Under normal market conditions, the China Region Fund will invest at least 80% of its net assets in equity and equity-related securities of companies located in the China region. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

The China region is defined as any country that either shares a border with China or is located in the South

China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

The fund will consider investments in the China region to be the following:

1.  securities of issuers organized under the laws of the countries within the China region;

2.  securities of issuers that have at least 50% of their assets in one or more China region countries;

3.  securities of issuers that derive at least 50% of their gross revenues or profits from providing goods or services to or from one or more China region countries; or

4.  securities of issuers that are primarily traded on the China, Taiwan or Hong Kong exchanges.

The China Region Fund will invest in both established and emerging companies registered and operating in China and the China region. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. While portfolio holdings may be geographically dispersed, the fund anticipates that the trading activities of the fund in People's Republic of China (PRC) securities will be focused in the authorized China securities market; in particular, the Hong Kong, Shenzhen and Shanghai stock exchanges. Trading activities of the fund in securities other than PRC securities will usually take place on the Taiwan, Korea, Singapore, Malaysia and Indonesia stock exchanges.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund's objectives or that the Adviser does not implement the strategy properly.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors including, fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets, which include those countries in which the fund invests. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•  Geographic Concentration Risk. The fund concentrates its investments in companies located in the China region. Because of this, companies in the fund's portfolio may react similarly to political, social, and economic developments in any of the China region countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, a fund's share price. A fund's return and share price may be more volatile than those of a less concentrated portfolio.

•  Government Relationship Risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an

"Adverse Government"). If the China Region Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the fund will be subject to the risk that these companies' reputation and price in the market will be adversely or negatively affected.

•  Sector Risk. The fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

China Region Fund

Best quarter shown in the bar chart above: 32.51% in the third quarter of 2007.

Worst quarter shown in the bar chart above: (25.00)% in the third quarter of 2001.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
China Region Fund Return Before Taxes	13.28%	9.44%	10.36%
Return After Taxes on Distributions	13.28%	7.80%	9.39%
Return After Taxes on Distributions and Sale of Fund Shares	8.63%	7.43%	8.78%
Hang Seng Composite Index (reflects no deduction for fees, expenses or taxes)	6.16%	10.70%	6.66%
MSCI All Country Far East Free ex Japan Index (reflects no deduction for fees, expenses or taxes)	16.69%	9.64%	9.84%

After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes and Mr. Michael Ding. Mr. Holmes has served as Chief Executive Officer of the fund since 1994 and Chief Investment Officer of the fund since 1999, and Mr. Ding has served as a portfolio manager of the fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Tax Free Fund

Investment Objective

The Tax Free Fund seeks to provide a high level of current income that is exempt from federal income taxation and to preserve capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.75%
Distribution and/or service (12b-1) fees	None
Other expenses	0.91%
Total annual fund operating expenses	1.66%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$179	$533	$912	$1,975	$169	$523	$902	$1,965

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 15% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" fundamental analysis to determine weightings in geographic regions, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks fiscal and monetary policies. The Adviser focuses on historical interest rate cycles and demographic trends.

In selecting investments, the Adviser will consider a bond's credit analysis, structure (maturity, coupon, redemption features), and yield. The Adviser reviews these factors to determine the relative value of the bond in comparison to its market value and the market value of similar bonds.

Under normal market conditions, the Tax Free Fund invests at least 80% of its net assets in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax. The fund may invest in debt securities of any maturity. Although the fund intends to invest the majority of its assets in tax free securities, it may invest up to 20% of its assets in securities that pay taxable interest.

The fund invests only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody's Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB) (or, if not rated by Moody's or S&P, are determined by the Adviser to be of comparable quality). The fund will not invest more than 10% of its total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. The fund is designed for investors who primarily seek current income that is substantially free from federal taxes. As with all mutual funds, loss of money is a risk of investing in the fund. Although the fund's policy is to invest in securities whose interest is free from federal income tax, the fund may invest up to 20% of its assets in securities that pay taxable interest. For the fiscal year ended December 31, 2010, 5.42% of the fund's distributions was from ordinary income. From year to year, this number may vary and there is no assurance that these distributions will continue.

•  Interest Rate Risk. Because the fund invests primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices usually go up when interest rates fall. The longer a fund's weighted-average maturity, the more sensitive it is to changes in interest rates.

•  Call Risk. A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a fund may have to replace it with a lower-yielding security.

•  Credit Risk. There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities. With municipal securities, state, or local law may limit the sources of funds for the payment of principal and interest.

•  Income Risk. The fund is subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

•  Municipal Bond Risk. There is generally more public information available for corporate equities or bonds than is available for municipal bonds.

•  Liquidity Risk. The secondary market for municipal bonds may be less liquid than other securities markets. A less liquid market may make it difficult for the fund to sell the security at an attractive price, and the value of the security may fall, even during periods of declining interest rates.

•  Insured Municipal Bonds. The fund may invest in municipal bonds covered by an insurance policy that guarantees timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds. A downgrade of the bond insurer's credit rating or a default by the insurer may result in a downgrade of the bond rating and could have a negative affect on the value of the bond.

•  Lower Rated Municipal Bonds. A portion of the fund's investments may be in high risk, lower rated municipal bonds as the result of a downgrade of an investment grade bond subsequent to the fund's purchase of the bond. Investments in lower rated bonds carry greater credit rate risk, market risk and interest rate risk than an investment in a higher rated bond.

•  Recent Market Events. Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit and fixed income market could have an adverse effect on the value of the fund.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Tax Free Fund

Best quarter shown in the bar chart above: 5.26% in the third quarter of 2009.

Worst quarter shown in the bar chart above: (3.49)% in the fourth quarter of 2010.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Tax Free Fund Return Before Taxes	2.04%	3.66%	3.95%
Return After Taxes on Distributions	1.97%	3.54%	3.87%
Return After Taxes on Distributions and Sale of Fund Shares	2.55%	3.58%	3.86%
Barclays Capital 10-Year Municipal Bond Index (reflect no deduction for fees, expenses or taxes)	4.05%	4.84%	5.14%

After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999, and Mr. Derrick has served as a portfolio manager of the fund since 1999.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that are exempt from federal income tax. Although the fund intends to invest the majority of its assets in tax free securities, it may invest up to 20% of its assets in securities that pay taxable interest. Taxable investments by the fund may generate ordinary income that will be distributed to shareholders as taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Near-Term Tax Free Fund

Investment Objective

The Near-Term Tax Free Fund seeks to provide a high level of current income that is exempt from federal income taxation and to preserve capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses	0.80%
Total annual fund operating expenses	1.30%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$142	$422	$723	$1,578	$132	$412	$713	$1,568

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 1% for the fiscal year ended December 31, 2010.

Principal Investment Strategies

The Adviser uses a matrix of "top-down" macro models and "bottom-up" fundamental analysis to determine weightings in geographic regions, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks fiscal and monetary policies. The Adviser focuses on historical interest rate cycles and demographic trends.

In selecting investments, the Adviser will consider a bond's credit analysis, structure (maturity, coupon, redemption features), and yield. The Adviser reviews these factors to determine the relative value of the bond in comparison to its market value and the market value of similar bonds.

Under normal market conditions, the Near-Term Tax Free Fund invests at least 80% of its net assets in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax. The fund will maintain a weighted-average portfolio maturity of five years or less. Although the fund intends to invest the majority of its assets in tax free securities, it may invest up to 20% of its assets in securities that pay taxable interest.

The fund invests only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody's Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB) (or, if not rated by Moody's or S&P, are determined by the Adviser to be of comparable quality). The fund will not invest more than 10% of its total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

Principal Risks

•  Main Risk. The fund is designed for investors who primarily seek current income that is substantially free from federal taxes. As with all mutual funds, loss of money is a risk of investing in the fund. Although the fund's policy is to invest in securities whose interest is free from federal income tax, the fund may invest up to 20% of its assets in securities that pay taxable interest. For the fiscal year ended December 31, 2010, 5.64% of the fund's distributions was from ordinary income. From year to year, this number may vary and there is no assurance that these distributions will continue.

•  Interest Rate Risk. Because the fund invests primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices usually go up when interest rates fall. The longer a fund's weighted-average maturity, the more sensitive it is to changes in interest rates.

•  Call Risk. A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a fund may have to replace it with a lower-yielding security.

•  Credit Risk. There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities. With municipal securities, state or local law may limit the sources of funds for the payment of principal and interest.

•  Income Risk. The fund is subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

•  Municipal Bond Risk. There is generally more public information available for corporate equities or bonds than is available for municipal bonds.

•  Liquidity Risk. The secondary market for municipal bonds may be less liquid than other securities markets. A less liquid market may make it difficult for the funds to sell the security at an attractive price, and the value of the security may fall, even during periods of declining interest rates.

•  Insured Municipal Bonds. The fund may invest in municipal bonds covered by an insurance policy that guarantees timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds. A downgrade of the bond insurer's credit rating or a default by the insurer may result in a downgrade of the bond rating and could have a negative affect on the value of the bond.

•  Lower Rated Municipal Bonds. A portion of the fund's investments may be in high risk, lower rated municipal bonds as the result of a downgrade of an investment grade bond subsequent to the fund's purchase of the bond. Investments in lower rated bonds carry greater credit rate risk, market risk and interest rate risk than an investment in a higher rated bond.

•  Recent Market Events. Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit and fixed income market could have an adverse effect on the value of the fund.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Near-Term Tax Free Fund

Best quarter shown in the bar chart above: 3.11% in the third quarter of 2002.

Worst quarter shown in the bar chart above: (1.57)% in the second quarter of 2004.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Near-Term Tax Free Fund Return Before Taxes	2.95%	3.72%	3.63%
Return After Taxes on Distributions	2.90%	3.60%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares	2.75%	3.51%	3.47%
Barclays Capital 3-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.81%	4.22%	3.96%

After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served as Chief Executive Officer of the fund since 1990 and Chief Investment Officer of the fund since 1999, and Mr. Derrick has served as a portfolio manager of the fund since 1999.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that are exempt from federal income tax. Although the fund intends to invest the majority of its assets in tax free securities, it may invest up to 20% of its assets in securities that pay taxable interest. Taxable investments by the fund may generate ordinary income that will be distributed to shareholders as taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information

U.S. Government Securities Savings Fund

Investment Objective

U.S. Government Securities Savings Fund (Government Securities Savings Fund) seeks to achieve a consistently high yield with safety of principal.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses	0.32%
Total annual fund operating expenses	0.82%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$94	$272	$465	$1,024	$84	$262	$455	$1,014

Principal Investment Strategies

Under normal market conditions, the Government Securities Savings Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities.

The fund seeks to provide a stable net asset value of $1 per share by investing in highly liquid securities and by maintaining an average maturity of 60 days or less. However, there can be no assurance that it can always do so (the fund is measured in accordance with Securities and Exchange Commission rules applicable to money market funds).

In selecting investments, the Adviser's analysis encompasses an interest rate forecast that considers such factors as economic growth and the current inflation outlook. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the fund's portfolio, which analyzes yields, maturities and bond ratings of particular bonds.

Principal Risks

•  Main Risk. The fund is designed for investors who primarily seek current income. The fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

•  Risk of Investing In Government Agencies. The Government Securities Savings Fund invests in various United States government agencies, which, while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

•  Income Risk. The fund is subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

•  Inflation Risk. The fund's yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund's yield may be eroded by inflation.

•  Issuer Risk. There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. How the fund performed in the past, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

U.S. Government Securities Savings Fund

Best quarter shown in the bar chart above: 1.31% in the first quarter of 2001.

Worst quarter shown in the bar chart above: 0.00% in the first quarter of 2010.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Government Securities Savings Fund	0.01%	2.22%	2.07%

The 7-day yield on December 31, 2010, was 0.01%. For the fund's current yield, call 1-800-873-8637.

The Adviser has voluntarily agreed to waive fees and/or reimburse expenses for the fund to the extent necessary to maintain a certain minimum net yield for the fund, as determined by the Adviser with respect to the fund (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's net yield to fall below the fund's previously determined Minimum Yield or the expenses to exceed the overall expense ratio limit in effect at the time of the waiver and/or reimbursement. This recapture could negatively affect the fund's yield and expenses in the future.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999, and Mr. Derrick has served as a portfolio manager of the fund since 1999.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405 San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $1,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

U.S. Treasury Securities Cash Fund

Investment Objective

U.S. Treasury Securities Cash Fund (Treasury Securities Cash Fund) seeks to achieve a high level of current income while maintaining the highest degree of safety of principal and liquidity.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses	0.51%
Total annual fund operating expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$113	$332	$568	$1,246	$103	$322	$558	$1,236

Principal Investment Strategies

Under normal market conditions, the Treasury Securities Cash Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities.

The fund seeks to provide a stable net asset value of $1 per share by investing in highly liquid securities and by maintaining an average maturity of 60 days or less. However, there can be no assurance that they can always do so (the fund is measured in accordance with Securities and Exchange Commission rules applicable to money market funds).

In selecting investments, the Adviser's analysis encompasses an interest rate forecast that considers such factors as economic growth and the current inflation outlook. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the fund's portfolio, which analyzes yields, maturities and bond ratings of particular bonds.

Principal Risks

•  Main Risk. The fund is designed for investors who primarily seek current income. The fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

•  Income Risk. The fund is subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

•  Inflation Risk. The fund's yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the fund's yield may be eroded by inflation.

•  Issuer Risk. There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Performance Information

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. How the fund performed in the past is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

U.S. Treasury Securities Cash Fund

Best quarter shown in the bar chart above: 1.14% in the first quarter of 2001.

Worst quarter shown in the bar chart above: 0.00% in the first quarter of 2009.

Average Annual Total Returns (for the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Treasury Securities Cash Fund	0.01%	1.76%	1.52%

The 7-day yield on December 31, 2010, was 0.01%. For the fund's current yield, call 1-800-873-8673.

The Adviser has voluntarily agreed to waive fees and/or reimburse expenses for the fund to the extent necessary to maintain a certain minimum net yield for the fund, as determined by the Adviser with respect to the fund (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's net yield to fall below the fund's previously determined Minimum Yield or the expenses to exceed the overall expense ratio limit in effect at the time of the waiver and/or reimbursement. This recapture could negatively affect the fund's yield and expenses in the future.

Fund Management

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999, and Mr. Derrick has served as a portfolio manager of the fund since 1999.

Purchase and Sale of Fund Shares

You may purchase shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $1,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

Tax Information

The fund intends to make distributions that may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Investment Objectives, Principal Investment Strategies and Related Risks

All American Equity Fund

Holmes Growth Fund

Global MegaTrends Fund

Investment Objective

The All American Equity Fund, Holmes Growth Fund and Global MegaTrends Fund seek long-term capital appreciation.

Principal Investment Strategies

All American Equity Fund

Under normal market conditions, the All American Equity Fund will invest substantially all (greater than 80%) of its net assets in equity and equity-related securities of companies defined as "all American." The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

The All American Equity Fund will consider any of the following companies to be "all American":

1.  companies offering stock registered on a United States stock exchange;

2.  companies offering stock traded on Nasdaq or the over-the-counter markets;

3.  companies deriving more than 50% of their revenue from operations in the United States;

4.  companies incorporated in the United States; or

5.  companies having their principal place of business or corporate headquarters located in the United States.

Investment Processes

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. Shareholder yield is another factor the Adviser considers when evaluating a company. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. Shareholder yield is another factor the Adviser considers when evaluating a company. Shareholder yield is determined by the dividends that a company pays to its shareholders and/or company buyback of stock from shareholders. The focus of the stock selection is on large capitalization companies.

The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objective.

Holmes Growth Fund

Under normal market conditions, the Holmes Growth Fund invests primarily in a diversified portfolio of equity and equity-related securities of companies of all sizes. The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P 1500 Index. As a result of the Adviser's earnings growth investment strategy, concentrations in the sectors may rotate depending on the earnings growth of the underlying companies in each sector.

The fund may invest up to 25% of its total assets in foreign securities that are not publicly traded in the U.S. The fund may invest in sponsored or unsponsored American Depository Receipts (ADRs), which represent shares of foreign issuers, and are not included in the 25% limit on foreign issuers. As part of its foreign investments, the fund may invest up to 5% of its total assets in emerging markets.

Investment Processes

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. The Adviser considers companies of all sizes when making stock selections, but its emphasis is on small- and mid-sized companies.

The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objective.

Global MegaTrends

Under normal market conditions, the Global MegaTrends Fund will invest in equity and equity-related securities of companies of all sizes. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns. The industrialization and urbanization that is currently occurring in many emerging markets has generated tremendous demand for basic infrastructure services, which is the major global megatrend in which the fund is actively investing.

Under normal market conditions, the Global MegaTrends Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies that are domiciled in one country but are economically tied to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company's principal operations are located; the country in which 50% of the company's revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Investment Processes

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

In selecting securities for the Global MegaTrends Fund, the Adviser makes "top down" market allocations by identifying significant long-term "megatrends" in the global economy. Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns. The industrialization and urbanization that is currently occurring in many emerging markets has generated tremendous demand for basic infrastructure services, which is the major global megatrend in which the fund is actively investing.

The Adviser's "bottom up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objective.

Related Risks

Main Risk

The funds are designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in the funds. An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk

The value of the funds' shares will go up and down based on the performance of the companies whose securities they own and other factors affecting the securities market generally.

Portfolio Management Risk

The skill of the Adviser will play a significant role in the funds' ability to achieve their investment objectives. There is a risk that the investment strategy does not achieve the funds' objectives or that the Adviser does not implement the strategy properly.

Growth Stock Risk

Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities. If a fund's growth stock does not produce the predicted earnings growth, its share price may drop, and the fund's net asset value may decline.

Sector Risk

From time to time, the funds may invest a significant amount of their total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company's market valuations and access to equity funding.

Foreign Securities Risk/Emerging Markets Risk

The Holmes Growth Fund and Global MegaTrends Fund may invest in foreign securities and may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:

Currency Risk. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

Political, Social and Economic Risk. Foreign investments may be subject to heightened political, social and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a fund's assets from that country.

Regulatory Risk. There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

Market Risk. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions.

Small- and Mid-Sized Companies Risk

The Holmes Growth Fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

Options Risk

Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of a fund. An option may expire without value, resulting in a loss of a fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.

Warrants Risk

The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is "in the money." If the exercise price of the warrant is above the value of the underlying stock, it is "out of the money." Out-of-the-money warrants tend to have different price behaviors than in-the-money warrants. As an example, the value of an out-of-the-money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant's value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

Restricted Security Risk

The funds may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause a fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate these securities.

Portfolio Turnover Risk

The funds' portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time each fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders.

Other Types of Investments, Related Risks and Other Considerations

While not principal strategies, the fund may invest to a limited extent in other types of investments as discussed under "Common Investment Practices and Related Risks."

Gold and Precious Metals Fund

World Precious Minerals Fund

Global Resources Fund

Investment Objectives

The Gold and Precious Metals Fund, World Precious Minerals Fund and Global Resources Fund each seek long-term growth of capital plus protection against inflation and monetary instability. The Gold and Precious Metals Fund also pursues current income as a secondary objective.

Principal Investment Strategies

Under normal market conditions, the Gold and Precious Metals Fund will invest at least 80% of its net assets in equity and equity-related securities of companies predominately involved in the mining, fabrication, processing, marketing or distribution of metals including gold, silver, platinum group, palladium and diamonds. The fund will notify you in writing 60 days before making any changes to this policy. The fund may invest in these precious metals directly and/or in equity and equity-related securities, such as exchange-traded funds, that represent interests in, or related to, these precious metals. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund also participates in private placements, initial public offerings (IPOs) and long-term equity anticipation securities (LEAPS).

The Gold and Precious Metals Fund focuses on selecting companies with established producing mines, and although the fund has greater latitude to invest its assets in different precious metals, it currently has significant investments in the gold sector. The fund reserves the right to invest up to 20% of its net assets in the securities of companies principally engaged in natural resources operations.

Under normal market conditions, the World Precious Minerals Fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally engaged in the exploration for, or mining and processing of, precious minerals such as gold, silver, platinum group, palladium and diamonds. The fund will notify you in writing 60 days before making any changes to this policy. The fund may invest in these precious minerals directly and/or in equity and equity-related securities, such as exchange-traded funds, that represent interests in, or related to, these precious minerals. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund also participates in private placements, initial public offerings (IPOs) and long-term equity anticipation securities (LEAPS).

Although the World Precious Minerals Fund has greater latitude to invest its assets in different precious minerals, it currently has significant investments in the gold sector. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The World Precious Minerals Fund focuses on selecting junior and intermediate exploration companies from around the world. Typically, junior exploration gold companies produce up to 100,000 ounces of gold or other precious metal per year, and intermediate companies produce up to a million ounces of gold or other precious metal. The price performance of junior exploration companies relates to the success of finding and increasing reserves, thus involving both greater opportunity and risk. Stock price performance of intermediate and senior mining companies that have proven reserves is more strongly influenced by the price of gold. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

The World Precious Minerals Fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company's principal operations are located; the country in which the company's mining or natural resource reserves are located; the country in which 50% of the company's revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Under normal market conditions, the Global Resources Fund normally invests at least 80% of its net assets in equity and equity-related securities of companies involved in the natural resources industries. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts. The fund also participates in private placements, initial public offerings (IPOs) and long-term equity anticipation securities (LEAPS).

The Global Resources Fund concentrates its investments in the equity securities within the natural resources industries, which include, among others, the following industries:

Energy

Natural gas

Integrated oil companies

Oil and gas drilling

Oil and gas exploration
and production

Oil and gas refining

Oilfield equipment/services

Basic Materials

Aluminum

Chemicals

Diversified metals and
coal mining

Gold and precious metals

Iron and steel

Paper and forest products

Uranium

Consistent with its investment objective, the Global Resources Fund may invest without limitation in equity securities within the natural resources industries and will also invest in multi-capitalization companies.

Under normal market conditions, the Global Resources Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company's principal operations are located; the country in which the company's mining or natural resource reserves are located; the country in which 50% of the company's revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The Gold and Precious Metals Fund, World Precious Minerals Fund and Global Resources Fund may also invest in options. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund's total assets. Long-term equity options called LEAPS and warrants allow a fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The underlying stock can be purchased or sold at a predetermined price for the life of the option or warrant. LEAPS and warrants, therefore, allow a fund to gain exposure to individual securities over the long-term while allowing the funds to preserve some cash for large or unexpected redemptions.

The funds may invest in income and royalty trusts. A rising interest rate environment could adversely impact the performance of income and royalty trusts. Rising interest rates could limit the capital appreciation of income and royalty trusts because of the increased availability of alternative investments at competitive yields with income and royalty trusts.

Investment Processes

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

In selecting investments for the funds, the Adviser looks at a company's relative rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser also considers relative valuation multiples to earnings and cash flow, expected net asset value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital. In making security selections for junior and intermediate mining companies, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to a rising commodity price.

The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, each fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the funds are in a defensive investment position, they may not achieve their investment objectives.

Related Risks

Main Risk

The funds are designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in any of the funds. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk

The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

Portfolio Management Risk

The skill of the Adviser will play a significant role in the funds' ability to achieve their investment objectives.

There is a risk that the investment strategy does not achieve the funds' objectives or that the Adviser does not implement the strategy properly.

Growth Stock Risk

Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities. If a fund's growth stock does not produce the predicted earnings growth, its share price may drop, and the fund's net asset value may decline.

Foreign Securities Risk/Emerging Markets Risk

The funds may invest in foreign securities and may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:

Currency Risk. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

Political, Social and Economic Risk. Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

Regulatory Risk. There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

Market Risk. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions.

Industry Concentration Risk

Because the funds concentrate their investments in specific industries, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The Gold and Precious Metals Fund and World Precious Minerals Fund invest in securities that typically respond to changes in the price of gold. The prices of gold and other precious metals and minerals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time, and the funds may be more volatile than other types of investments. The Global Resources Fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil producing countries. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

Non-Diversification Risk

The funds are non-diversified and may invest a significant portion of their total assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Price Volatility Risk

The value of a fund's shares may fluctuate significantly.

Options Risk

Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of a fund. An option may expire without value, resulting in a loss of a fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.

Warrants Risk

The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is "in the money." If the exercise price of the warrant is above the value of the underlying stock, it is "out of the money." Out-of-the-money warrants tend to have different price behaviors than in-the-money warrants. As an example, the value of an out-of-the-money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant's value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

Restricted Security Risk

The funds may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause a fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate these securities.

Portfolio Turnover Risk

The funds' portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the funds to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders.

Junior and Intermediate Mining Companies Risk

The World Precious Minerals Fund, and to a lesser extent the Gold and Precious Metals Fund, invest in junior and intermediate exploration companies. The securities of junior and intermediate exploration gold companies, which can be more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

Gold and Precious Metals/Minerals Risk

The Gold and Precious Metals Fund and World Precious Minerals Fund may invest in gold and precious metals or minerals directly and are subject to the risk that they could fail to qualify as a regulated investment company under the Internal Revenue Code if the funds derives more than 10% of their gross income from their investment in gold and precious metals or minerals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the funds and their shareholders.

Other Types of Investment, Related Risks and Considerations

While not principal strategies, the funds may invest to a limited extent in other types of investments as discussed below under "Common Investment Practices and Related Risks."

Eastern European Fund

Global Emerging Markets Fund

China Region Fund

Investment Objectives

The Eastern European Fund, Global Emerging Markets Fund and China Region Fund seek long-term growth of capital.

Principal Investment Strategies

The Eastern European Fund invests, under normal market conditions, at least 80% of its net assets in equity and equity-related securities of companies located in the emerging markets of Eastern Europe. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity-related securities that the fund primarily invests in are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

In general, Eastern European countries are in the early stages of industrial, economic or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries. Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Russia, Poland, Czech Republic, Hungary and Turkey. The Adviser considers the following countries to be in Eastern Europe: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

The fund will consider investments in Eastern Europe to be the following:

1.  securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern European country;

2.  securities of issuers that derive a majority of their revenues from business in Eastern European countries or have a majority of their assets in Eastern European countries; or

3.  securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern European countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)

The Eastern European Fund invests at least 25% of its total assets in securities of companies involved in oil, gas or banking. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Sector Classification System. For a full list of the Bloomberg-classified industries involving oil, gas or banking, see the discussion of non-fundamental investment restrictions in the SAI.

However, the fund will invest no more than 25% of its total assets in any one Bloomberg-classified industry involving oil, gas, or banking, such as, among others, Oil Companies–Integrated, Oil Companies–Exploration & Production, Oil Refining & Marketing, Regional Banks–Non-U.S., Commercial Banks–Non-U.S., and Diversified Banking Institutions; provided, however, if at the time of purchase a corresponding industry classification represents 20% or more of the fund's benchmark, the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), the fund may invest up to 35% of its total assets in the corresponding Bloomberg-classified industry.

The Global Emerging Markets Fund invests, under normal market conditions, at least 80% of its net assets in equity securities and equity-related securities of companies located in emerging market countries or in companies with a significant business presence in emerging market countries. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

The fund will consider investments in an emerging market country to be the following:

1.  securities of issuers organized under the laws of any emerging market country or having a principal office in an emerging market country;

2.  securities that are traded primarily in an emerging market country;

3.  securities of issuers that have a majority of their assets in an emerging market country; or

4.  securities of issuers that derive a majority of their revenues or profits from goods produced or sold, investments made or services performed in an emerging market country.

Under normal market conditions, the China Region Fund will invest at least 80% of its net assets in equity and equity-related securities of companies located in the China region. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea regions and includes: the People's Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

The fund will consider investments in the China region to be the following:

1.  securities of issuers organized under the laws of the countries within the China region;

2.  securities of issuers that have at least 50% of their assets in one or more China region countries;

3.  securities of issuers that derive at least 50% of their gross revenues or profits from providing goods or services to or from one or more China region countries; or

4.  securities of issuers that are primarily traded on the China, Taiwan or Hong Kong exchanges.

The China Region Fund will invest in both established and emerging enterprises registered and operating in China and the China region. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. While portfolio holdings may be geographically dispersed, the fund anticipates that the trading activities of the fund in People's Republic of China (PRC) securities will be focused in the authorized China securities market; in particular, the Hong Kong, Shenzhen and Shanghai stock exchanges. Trading activities of the fund in securities other than PRC securities will usually take place on the Taiwan, Korea, Singapore, Malaysia and Indonesia stock exchanges.

The Eastern European Fund, Global Emerging Markets Fund and China Region Fund may, from time to time, invest a significant amount of their total assets in certain sectors. The funds may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world. The funds may also invest in options. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund's total assets. Investing in options may result in a loss of the fund's initial investment and may be more volatile than a direct investment in the underlying security.

Investment Processes

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objectives.

Related Risks

Main Risk

The funds are designed for investors who are willing to accept the risks of investing in portfolios with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in any of the funds. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Given the limited number of issuers in Eastern European countries, along with liquidity and capacity constraints in certain markets, as the asset size of the Eastern European Fund grows it may be more difficult for the Adviser to locate attractive securities to purchase, and the ability of the Adviser to efficiently trade into or out of particular securities or markets may become more limited.

Market Risk

The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

Non-Diversification Risk

The funds are classified as "non-diversified" funds, and, as such, the funds' portfolios may include the securities of a smaller total number of issuers than if the funds were classified as "diversified." Because the funds may invest a greater proportion of their assets in the obligations of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds' total returns or asset values than if the funds were required to hold smaller positions of the securities or a larger number of issuers.

Growth Stock Risk

Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities. If a fund's growth stock does not produce the predicted earnings growth, its share price may drop, and the fund's net asset value may decline.

Geographic Concentration Risk

The Eastern European Fund and China Region Fund concentrate their investments in companies located in

Eastern Europe and the China region, respectively. Because of this, companies in each fund's portfolio may react similarly to political, social and economic developments in any of the Eastern European or China region countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, a fund's share price. A fund's return and share price may be more volatile than those of a less concentrated portfolio.

EASTERN EUROPEAN FUND

Political and economic structures in many Eastern European countries are in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment in Eastern European countries. As a result, the risks normally associated with investing in any foreign country may be heightened in Eastern European countries. For example, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, Eastern European countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain Eastern European countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies.

In addition to the special risks common to most Eastern European countries described above, each individual Eastern European country also necessarily involves special risks that may be unique to that country. Following is a brief description of special risks that may be incurred when the fund invests in Russia, Poland, Hungary, the Czech Republic and Turkey, which are the countries in which the fund currently focuses its investment.

Russia. After the collapse of the Soviet Union, Russia has experienced and continues to experience political and social change. Russia is undergoing market-oriented reforms including a movement from centrally controlled ownership to privatization. The fund is subject to the risk that Russia may have unfavorable political developments, social instability, and/or changes in government policies.

Poland. The security market in Poland is relatively new, and therefore, investors may be subject to new or amended laws and regulations. Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.

Hungary. Hungary's market-oriented reforms are relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete. Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets. The securities markets on which the securities of these companies are traded are in their infancy. Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.

The Czech Republic. The Czech Republic joined the European Union (EU) in 2004, which has resulted in a convergence with Western European standards and a modernization of the Czech Republic's regulatory environment. The market-oriented economy in the Czech Republic is young in comparison to the United States and Western European countries. The Czech Republic has instituted substantial privatization since 1992, when the first wave of privatization began. Information suggests that dominant or majority shareholders now control many of the larger privatized companies. Bankruptcy laws have been liberalized, giving creditors more power to force bankruptcies. Laws exist regulating direct and indirect foreign investment, as well as repatriation of profits and income. Tax laws include provisions for both value-added taxes and income taxes. Courts of law are expected to, but may not, enforce the legal rights of private parties.

Turkey. Turkey is currently undergoing substantial change in its efforts to join the European Union. The availability of investment opportunities and the ability to liquidate investments profitably may depend on the continued pursuit by government of certain current economic liberalization policies. Political climates may change, sometimes swiftly. There is no assurance that government will continue with such policies in their present form. Investing in equities and fixed income obligations in Turkey involves certain considerations not usually associated with investing in securities in more developed capital markets. The securities market in Turkey is less liquid and more volatile than securities markets in the United States and Western Europe. Consequently, the fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in public and private debt and other fixed income obligations of more developed countries. There may also be less state regulation and supervision of the securities markets, less reliable information available to brokers and investors and enforcement of regulations may be different from those in the United States, Western Europe and other more developed countries. Consequently, there may be less investor protection. Disclosure, accounting and regulatory standards are in most respects less comprehensive and stringent than in developed markets. In addition, brokerage commissions and other transaction costs and related taxes on securities transactions in Turkey are generally higher than those in more developed markets.

GLOBAL EMERGING MARKETS FUND

Political and economic structures in many emerging market countries are in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment in emerging market countries. As a result, the risks normally associated with investing in any foreign country may be heightened in emerging market countries. For example, the small size and inexperience of the securities markets in emerging market countries and the limited volume of trading in securities in those markets may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, some emerging market countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain emerging market countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies.

Many of the countries in which the fund may invest have experienced extremely high rates of inflation. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk. In addition to the special risks common to most emerging market countries described above, each individual emerging market country also necessarily involves special risks that may be unique to that country.

Former political regimes in some emerging market countries had centrally-planned, socialist economies and authoritarian systems of government. Some of the emerging market countries have undergone substantial political and social transformation. Though the transition from a centrally controlled command system to a market-oriented democratic model has taken place, reforms intended to liberalize prevailing economic structures based on free market principles are still being introduced and therefore political and social disruption may occur as a consequence. All of these factors may adversely affect the overall investment climate and, in particular, investment opportunities for the fund. The consequences, however, are profound, and investors should take into account the unpredictability of their eventual outcome.

Government Relationship Risk

While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an "Adverse Government"). If the funds invest in companies that have or develop a material business relationship with an Adverse Government, then the funds will be subject to the risk that these companies' reputation and price in the market may be adversely or negatively affected.

Industry Concentration Risk

The Eastern European Fund invests more than 25% of its investments in companies principally engaged in the oil, gas or banking industries. Oil & gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund's performance more volatile. To the extent that the fund's assets are invested in the oil & gas industry, the fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulation may, among other things, increase compliance costs and affect business opportunities for companies in which the fund invests. The fund would also be affected by changing commodity prices, which can be highly volatile and are subject to risk of over supply and decreased demand. To the extent that the fund's assets are invested in companies operating in the banking industry, the fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting banking companies. The prices of securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Sector Classification System.

Sector Risk

From time to time, the funds may invest a significant amount of their total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.

Portfolio Turnover Risk

The funds' portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time each fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders.

Foreign Securities Risk/Emerging Markets Risk

The funds may invest in foreign securities and may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:

Currency Risk. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

Political, Social and Economic Risk. Foreign investments may be subject to heightened political, social and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

Regulatory Risk. There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

Market Risk. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions.

Options Risk

Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of a fund. An option may expire without value, resulting in a loss of a fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.

Warrants Risk

The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is "in the money." If the exercise price of the warrant is above the value of the underlying stock, it is "out of the money." Out-of-the-money warrants tend to have different price behaviors than in-the-money warrants. As an example, the value of an out-of-the-money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant's value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

Restricted Security Risk

The funds may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause a fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate these securities.

Participatory Note Risk

The Global Emerging Markets Fund may invest in participatory notes, which are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows the fund to have market exposure to foreign securities without trading directly in the local market. The purchaser of a participatory note must rely on the creditworthiness of the bank or broker-dealer who issues the participatory note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Other Types of Investment, Related Risks and Considerations

While not principal strategies, the funds may invest to a limited extent in other types of investments as discussed below under "Common Investment Practices and Related Risks."

Tax Free Fund

Near-Term Tax Free Fund

Investment Objectives

The Tax Free Fund and Near-Term Tax Free Fund seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital.

Principal Investment Strategies

Under normal market conditions, each of the funds invests at least 80% of its net assets in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax. The fund will notify you in writing 60 days before making any changes to this policy.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. These debt securities generally include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations, single state bonds and similar instruments.

The issuer's authority to levy taxes backs general obligation bonds. Since revenue bonds are issued to finance public works such as bridges or tunnels, they are supported by the revenues of the projects. Industrial development bonds are typically issued by municipal issuers on behalf of private companies. Because these bonds are backed only by income from a certain source and may not be an obligation of the issuer itself, they may be less creditworthy than general obligation bonds. Municipal lease obligations generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be canceled without penalty. If this happens, investors who own the obligations may not be paid. A single state bond is issued by only one state and is not diversified. If the state that issues the bond has a financial setback, the market value of the bond may fall.

The funds invest only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody's Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB) (or, if not rated by Moody's or S&P, are determined by the Adviser to be of comparable quality). The funds will not invest more than 10% of their respective total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.

The funds differ in the maturity of the debt securities they purchase. While the Tax Free Fund may have a weighted-average maturity that varies widely, it tends to keep a weighted-average maturity of more than five years. The Near-Term Tax Free Fund will maintain a weighted-average portfolio maturity of five years or less. A weighted-average maturity of a fund is the average of the remaining maturities of all the debt securities the fund owns, with each maturity weighted by the relative value of the security.

Although the funds try to invest the majority of their assets in tax free securities, it is possible that up to 20% of their respective assets may be in securities that pay taxable interest. Taxable investments by the funds may generate ordinary income that will be distributed to shareholders as taxable income.

Investment Processes

The Adviser uses a matrix of "top-down" macro models and "bottom-up" fundamental analysis to determine weightings in geographic regions, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks fiscal and monetary policies. The Adviser focuses on historical interest rate cycles and demographic trends.

In selecting investments, the Advisers will consider a bond's credit analysis, structure (maturity, coupon, redemption features), and yield. The Adviser reviews these factors to determine the relative value of the bond in comparison to its market value and the market value of similar bonds.

Related Risks

Main Risks

The funds are designed for investors who primarily seek current income that is substantially free from federal taxes. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in each fund. Although the funds' policy is to invest in securities whose interest is free from federal income tax, the funds may invest up to 20% of their respective assets in securities that pay taxable interest. For the fiscal year ended December 31, 2010, 5.42% of the Tax Free Fund's distributions and 5.64% of the Near-Term Tax Free Fund's distributions were from ordinary income. From year to year, these numbers may vary and there is no assurance that these distributions will continue. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk

Because the funds invest primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices usually go up when interest rates fall. The longer a fund's weighted-average maturity, the more sensitive it is to changes in interest rates. Since the Tax Free Fund normally has a longer weighted-average maturity than the Near-Term Tax Free Fund, it is subject to greater interest rate risks.

Call Risk

A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a fund may have to replace it with a lower-yielding security.

Credit Risk

There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities. With municipal securities, state, or local law may limit the sources of funds for the payment of principal and interest.

Income Risk

The funds are subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

Municipal Bond Risk

There is generally more public information available for corporate equities or bonds than is available for municipal bonds.

Liquidity Risk

The secondary market for municipal bonds may be less liquid than other securities markets. A less liquid market may make it difficult for the funds to sell the security at an attractive price, and the value of the security may fall, even during periods of declining interest rates.

Insured Municipal Bonds

The funds may invest in municipal bonds covered by an insurance policy that guarantees timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds. A downgrade of the bond insurer's credit rating or a default by the insurer may result in a downgrade of the bond rating and could have a negative affect on the value of the bond.

Lower Rated Municipal Bonds

A portion of the funds' investments may be in high risk, lower rated municipal bonds as the result of a downgrade of an investment grade bond subsequent to the fund's purchase of the bond. Investments in lower rated bonds carry greater credit rate risk, market risk and interest rate risk than an investment in a higher rated bond.

Recent Market Events

Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit and fixed income market could have an adverse effect on the value of the funds.

Other Types of Investment, Related Risks and Considerations

While not principal strategies, the funds may invest to a limited extent in other types of investments as discussed below under "Common Investment Practices and Related Risks."

U.S. Government Securities Savings Fund

U.S. Treasury Securities Cash Fund

Investment Objectives

U.S. Government Securities Savings Fund (Government Securities Savings Fund) seeks to achieve a consistently high yield with safety of principal. U.S. Treasury Securities Cash Fund (Treasury Securities Cash Fund) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity.

Principal Investment Strategies

Under normal market conditions, the Government Securities Savings Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities. The fund will notify you in writing 60 days before making any changes to this policy.

Under federal law, the income received from obligations issued by the United States government and some of its agencies and instrumentalities may be exempt from state and local income taxes. Many states that tax personal income allow mutual funds to pass this tax exemption through to shareholders. To maximize the taxable equivalent yield for shareholders under normal circumstances, the Government Securities Savings Fund will attempt to invest primarily in obligations that qualify for the exemption from state taxation.

The Government Securities Savings Fund may invest in fixed-rate and floating-rate securities issued by the United States Treasury and various United States government agencies, including the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority. While fixed-rate securities have a set interest rate, floating-rate securities have a variable interest rate that is closely tied to a money market index such as Treasury Bill rates. Floating rate securities provide holders with protection against rises in interest rates, but typically pay lower yields than fixed-rate securities of the same maturity.

The Government Securities Savings Fund is designed to provide a higher yield than the Treasury Securities Cash Fund, but with somewhat less safety of principal and liquidity.

Under normal market conditions, the Treasury Securities Cash Fund invests at least 80% of its net assets in United States Treasury debt securities, including repurchase agreements collateralized with such securities. The income from these obligations may be exempt from state and local income taxes. The fund will notify you in writing 60 days before making any changes to this policy.

The funds seek to provide a stable net asset value of $1 per share by investing in highly liquid securities and by maintaining an average maturity of 60 days or less. However, there can be no assurance that they can always do so (each is measured in accordance with Securities and Exchange Commission rules applicable to money market funds).

Investment Processes

In selecting investments, the Adviser's analysis encompasses an interest rate forecast that considers such factors as economic growth and the current inflation outlook. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for a fund's portfolio, which analyzes yields, maturities and bond ratings of particular bonds.

Related Risks

Main Risks

The Government Securities Savings Fund invests in various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

The funds are designed for investors who primarily seek current income. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

Income Risk

The funds may invest substantially all of their assets in short-term debt securities, and, as a result, the funds are subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

Inflation Risk

The funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund's yield may be eroded by inflation.

Issuer Risk

There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Other Types of Investment, Related Risks and Considerations

While not principal strategies, the funds may invest to a limited extent in other types of investments as discussed below under "Common Investment Practices and Related Risks."

Common Investment Practices and Related Risks

Illiquid Securities

Each fund, except for the money market funds, may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet.

Repurchase Agreements

Each fund may enter into repurchase agreements. A repurchase agreement is a transaction in which a fund purchases a security from a commercial bank or recognized securities dealer and has a simultaneous commitment to sell it back at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the original purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

In effect, a repurchase agreement is a loan by a fund collateralized with securities, usually securities issued by the U.S. Treasury or a government agency. The repurchase agreements entered into by each money market fund are collateralized with cash and securities of the type in which that fund may otherwise invest.

Repurchase agreements carry several risks, including the risk that the counterparty defaults on its obligations. For example, if the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

When-Issued and Delayed-Delivery Securities

Each fund may purchase securities on a when-issued or delayed-delivery basis. This means the fund purchases securities for delivery at a later date and at a stated price or yield. There is a risk that the market price at the time of delivery may be lower than the agreed upon purchase price. In that case, the fund could suffer an unrealized loss at the time of delivery.

Borrowing

Each fund, except for the money market funds, may not borrow money except for temporary or emergency purposes in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). To the extent that a fund borrows money before selling securities, the fund may be leveraged. At such times, the fund may appreciate or depreciate more rapidly than an unleveraged portfolio.

Securities Ratings

The Adviser will use the ratings provided by independent rating agencies in evaluating the credit quality of a debt security and in determining whether a security qualifies as eligible for purchase under a fund's investment policies. If a security is not rated, the Adviser may determine that the security is comparable in quality to a rated security for purposes of determining eligibility. In the event that an agency downgrades the rating of a security below the quality eligible for purchase by a fund, the fund reserves the right to continue holding the security if the Adviser believes such action is in the best interest of the fund.

The following investment practices and related risks apply to the All American Equity Fund, Holmes Growth Fund, Global MegaTrends Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Eastern European Fund, Global Emerging Markets Fund and China Region Fund.

Currency Risk

The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

Small Companies

A fund may invest in small companies for which it is difficult to obtain reliable information and financial data. The securities of these smaller companies may not be readily marketable, making it difficult to dispose of shares when it may otherwise be advisable. In addition, certain issuers in which a fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may become insolvent, which may result in a complete loss of the fund's investment in such issuers.

Derivative Securities

A fund may, but is not required to, invest in derivative securities, which include purchasing and selling exchange-listed and over-the-counter put and call options or LEAPS on securities, equity and fixed-income indexes, and other financial instruments. A fund will not purchase an option if, immediately thereafter, the aggregate market value of all options purchased by the fund would exceed 5% of the fund's total assets. In addition, each fund may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, or options on currencies or currency futures. Each fund may, but is not required to, invest in derivative securities for hedging, risk management or portfolio management purposes. Derivative securities may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the portfolio. The ability of a fund to use derivative securities successfully will depend upon the Adviser's ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transaction. Each fund will comply with applicable regulatory requirements when investing in derivative securities. For more information on derivative securities and specific fund limitations, see the SAI.

In addition, a fund may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is "in the money." If the exercise price of the warrant is above the value of the underlying stock, it is "out of the money." Out-of-the-money warrants tend to have different price behaviors than in-the-money-warrants. As an example, the value of an out-of-the-money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant's value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, a fund would incur a loss in the amount of the cost of the warrant.

Currency Hedging

The funds may, but are not required to, invest in derivative securities in an attempt to hedge a particular fund's foreign securities investments back to the U.S. dollars when, in the Adviser's judgment, currency movements affecting particular investments are likely to harm performance. Possible losses from changes in currency exchange rates are a primary risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can decline or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's performance even when the Adviser attempts to reduce currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on derivative securities and increased transaction expenses.

Investments in Exchange-Traded Funds (ETFs) or Other Investment Companies

The funds may invest in ETFs or other investment companies. If a fund invests in an ETF or other investment company, the fund will pay its proportionate share of expenses of the ETF or other investment company (including management and administrative fees) as well as the fund's own management and administrative expenses. The funds may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Portfolio Holdings

A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI and on the funds' website (www.usfunds.com).

Fund Management

Investment Adviser

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds (Trust). The Adviser was organized in 1968. Each fund will pay the following percentages of its average net assets to the Adviser for advisory services:

	Base Advisory Fee	Benchmark	Hurdle Rate	Base Advisory Fee Range With Performance Fee Adjustment
All American Equity Fund	0.80%	S&P 500 Index	+/- 5%	0.55%-1.05%
Holmes Growth Fund	1.00%	S&P Composite 1500 Index	+/- 5%	0.75%-1.25%
Global MegaTrends Fund	1.00%	S&P 500 Index	+/- 5%	0.75%-1.25%
Gold and Precious Metals Fund	0.90%	FTSE Gold Mines Index	+/- 5%	0.65%-1.15%
World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	+/- 5%	0.75%-1.25%
Global Resources Fund	0.95%	Morgan Stanley Commodity Related Equity Index	+/- 5%	0.70%-1.20%
Eastern European Fund	1.25%	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	+/- 5%	1.00%-1.50%
Global Emerging Markets Fund	1.375%	MSCI Emerging Markets Net Total Return Index	+/- 5%	1.125%-1.625%
China Region Fund	1.25%	Hang Seng Composite Index	+/- 5%	1.00%-1.50%
Tax Free Fund	0.75%	n/a
Near-Term Tax Free Fund	0.50%	n/a
Government Securities Savings Fund	0.50%	n/a
Treasury Securities Cash Fund	0.50%	n/a

A performance fee, or fulcrum fee, is designed to reward the Adviser for Investor Class fund performance that exceeds a fund's designated benchmark or penalize the Adviser for fund performance which is lower than a fund's designated benchmark. A fund's cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. When the difference between a fund's performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund's cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25%. If a fund's cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. The chart reflects the minimum and maximum advisory fee applicable to each fund. Certain funds are subject to breakpoints in the advisory fee. Please see the funds' SAI for more information on the breakpoints.

The following example illustrates the application of the performance adjustment to the World Precious Minerals Fund:

For the rolling 12-month period	Fund's investment performance	Index's cumulative change	Fund's performance relative to the Index
January 1	$50.00	$100.00
December 31	$57.60	$110.20
Absolute change	+$7.60	+$10.20
Actual change	+15.20%	+10.20%	+5.00%

Based on these assumptions, the Adviser's management fee for World Precious Minerals Fund for the month ended December 31 would be calculated as follows:

•  The portion of the annual basic fee rate of 1.00% applicable to that month is multiplied by the fund's average daily net assets for the month. This results in the dollar amount of the base fee.

•  The 0.25% rate (adjusted for the number of days in the month) is multiplied by the fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

•  The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

The Adviser, U.S. Global Brokerage, Inc., or its affiliates (U.S. Global) may pay compensation, out of profits derived from the Adviser's management fee and not as an additional charge to the funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). These payments are in addition to any record keeping or sub-transfer agency fees, which may be payable by the funds, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting U.S. Global access to the financial institutions sales force; granting U.S. Global access to the financial institution's conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by U.S. Global and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of U.S. Global from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the funds available to its customers and may allow the funds greater access to the financial institution's customers.

A discussion regarding the basis for the board of trustees' approval of the investment advisory contract of the funds is available in the funds' annual report to shareholders.

Fund Expenses

The Adviser has voluntarily limited total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.20% for the All American Fund, 2.20% for the Holmes Growth Fund, 2.35% for the Global MegaTrends Fund, 1.90% for the Gold and Precious Metals Fund, 1.90% for the World Precious Minerals Fund, 1.90% for the Global Resources Fund, 2.85% for the Eastern European Fund, 3.15% for the Global Emerging Markets Fund, 2.55% for the China Region Fund, 0.70% for the Tax Free Fund, 0.45% for the Near-Term Tax Free Fund, 0.45% for the U.S. Government Securities Savings Fund and 1.00% for the U.S. Treasury Securities Cash Fund. These expense limitations will continue on a voluntary basis at the Adviser's discretion.

The following table shows the effect that the current voluntary limitation would have for those funds for which total annual fund operating expenses exceeds their respective limitation. The table below does not include the effect of any reimbursements that would be made to maintain a certain minimum net yield for U.S. Government Securities Savings Fund or U.S. Treasury Securities Cash Fund.

	All American Equity Fund	Global MegaTrends Fund	Global Emerging Markets Fund	Tax Free Fund	Near-Term Tax Free Fund	U.S. Government Securities Savings Fund	U.S. Treasury Securities Cash Fund
Total annual fund operating expenses	2.57%	2.44%	3.79%	1.66%	1.30%	0.82%	1.01%
Voluntary expense waiver	(0.48)%	(0.22)%	(0.77)%	(0.96)%	(0.85)%	(0.37)%	(0.01)%
Total annual expenses after reimbursement	2.09%	2.22%	3.02%	0.70%	0.45%	0.45%	1.00%

Portfolio Managers

The funds are managed by a team of portfolio managers. Each team member is equally responsible for the day to day management of each fund's portfolio.

The All American Equity Fund is managed by a team consisting of Mr. Frank Holmes and Mr. John Derrick. Mr. Holmes has served as Chief Executive Officer of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1999. Mr. Derrick has served as a portfolio manager of the Adviser since 1999.

The Holmes Growth Fund is managed by a team consisting of Mr. Holmes and Mr. Derrick.

The Global MegaTrends Fund is managed by a team consisting of Mr. Holmes, Mr. Derrick, Mr. Jack Dzierwa, Mr. Evan Smith and Mr. Brian Hicks. Mr. Dzierwa has served as a portfolio manager of the Adviser since 2009. Prior to that he was a Global Strategist with ITI from January 2009 through June 2009, a Global Strategist with the Adviser from August 2007 through January 2009, an Independent Financial Analyst from September 2005 through August 2007 and a Director with ING Financial Markets, London from April 2004 through August 2005. Mr. Smith and Mr. Hicks have served as portfolio managers of the Adviser since 2004.

The Gold and Precious Metals Fund and World Precious Minerals Fund are managed by a team consisting of Mr. Holmes and Mr. Ralph Aldis. Mr. Aldis has served as a portfolio manager of the Adviser since 2001.

The Global Resources Fund is managed by a portfolio team consisting of Mr. Holmes, Mr. Hicks and Mr. Smith.

The Eastern European Fund is managed by a portfolio team consisting of Mr. Holmes, Mr. Derrick and Mr. Tim Steinle. Mr. Steinle has served as a portfolio manager for the Adviser since November 2008 and a risk manager of Valero Energy Corp. from 2001 through 2008.

The Global Emerging Markets Fund is managed by a portfolio team consisting of Mr. Holmes, Mr. Derrick, Mr. Steinle and Mr. Michael Ding. Mr. Ding has served as a portfolio manager of the Adviser since 2011. Prior to that he was an analyst of the Adviser from December 2009 through December 2010, an independent analyst covering China equity and global commodities from January 2009 through December 2009, Director of Research and Investment Management with Altegris Investment Inc. from May 2006 through December 2008 and Vice President/China and Commodity Portfolio Manager with Abria Alternative Investments, Inc. from May 2003 through April 2006.

The China Region Fund is managed by a portfolio team consisting of Mr. Holmes and Mr. Ding.

The Tax Free Fund and Near-Term Tax Free Fund are managed by a team consisting of Mr. Holmes and Mr. Derrick.

Adviser personnel may invest in securities for their own accounts according to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of securities in the funds they manage.

Shareholder Information

Pricing of Fund Shares

When you make a purchase, redemption, or exchange, the value of your transaction will be the next calculated NAV per share after we receive your request in good order. A fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request in good order prior to that time, your transaction price will be the NAV per share determined for that day. If we receive your request or payment after that time, your transaction will be effective on the next day the funds are open for business.

Opening an Account

You may open an account by calling an Investor Representative at 800-873-8637 and requesting an application or by downloading an application from our website at www.usfunds.com. A signed, completed application with your initial investment must be mailed to U.S. Global Investors Funds to open your initial account. After you open your initial account, you will not need to fill out another application to invest in another U.S. Global Investors fund unless the account registration is different or we need further information to verify your identity. Internet account opening capability is expected to be available soon. Please visit our website at www.usfunds.com for more information.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or hold your application for up to 30 days in order to verify your identity.

An account must have a valid physical U.S. address and each registered owner(s) must provide a valid Social Security number or other taxpayer identification to avoid possible backup withholding by the Internal Revenue Service. The funds do not open fund accounts with a foreign address. This prospectus should not be considered a solicitation to buy or an offer to sell shares of the funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

Funding an Account

We do not accept the following instruments: money orders, cashier's checks, starter checks, credit card checks, traveler's checks, third party checks or other similar instruments. In addition, we do not accept cash or coins. Exceptions to this policy may be made in limited circumstances. To purchase fund shares with a check, the check must be written in U.S. dollars and drawn on a U.S. bank. Please make checks payable to: U.S. Global Investors, Inc.

To fund your initial account by a wire transfer or ACH, please send the completed account application to the address below and reference that you will be funding the account by wire or ACH. An Investor Representative will contact you once the initial account has been established to provide the proper wiring instructions and new account number.

Minimum Investments

Initial Purchase

•  Non-money market accounts  $5,000

•  Money market accounts  $1,000

Additional Purchases

•  $100 minimum per transaction, per fund account

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction, per fund account. The $1,000 initial investment must be made by check or wire.

How to Purchase, Redeem and Exchange Shares

Purchases received by check or ACH are not available for redemption until the lesser of ten business days or our receipt of written confirmation from the issuing bank that your check or ACH draft has cleared. Purchases received by wire or ACH will not be considered complete until the wire or ACH is received and accepted by the funds. The funds will not be responsible for any processing delay by the bank.

Your redemption proceeds will be sent to you within seven calendar days after the effective date of the redemption. For federal income tax purposes, redemptions are a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based upon the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption. Full liquidation of shares will result in a $10 closing fee per fund account.

A Medallion Signature Guarantee may be required for all redemptions if:

•  The redemption is greater than $50,000;

•  The redemption proceeds are being sent to a bank not already on file;

•  The redemption proceeds are being sent to an address other than the address of record;

•  The redemption proceeds are being sent to a payee other than the registered owner(s); or

•  The address of record for the fund account has been updated within the last 30 days.

The funds may require a Medallion Signature Guarantee for changes in banking instructions made by mail. You may obtain a Medallion Signature Guarantee from a financial institution such as a commercial bank, savings bank, credit union or broker dealer. A Medallion Signature Guarantee cannot be obtained from a notary public.

Additional documents may be required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, please call an Investor Representative at 800-873-8637.

The exchange and redemption privilege is automatic when you complete your application unless you elected to opt out of these privileges. If you elected to not have these privileges and wish to add them to your profile of accounts, you can complete an Account Options Form or call an Investor Representative at 800-873-8637. The investment minimums applicable to share purchases also apply to exchanges, and exchanges can only be performed between identically registered accounts. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

By Internet Access—www.usfunds.com

Once your account is established, you can access your account by logging onto www.usfunds.com and clicking the "Access My Account" link to establish Internet access. After access is granted, you will be able to review account activity and balances, perform transactions, sign up for electronic statement delivery, and change certain account options. If you have changed your banking information in the past 15 days, you will not be able to make a redemption to your bank account during that time.

By Telephone—800-873-8637

Any registered account owner can call toll free to speak with an Investor Representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 7 p.m. Central Time.

Telephone transaction privileges are automatically established when you complete your application. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. As long as we take reasonable steps to ensure that an order to purchase, redeem or exchanges your shares is genuine, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.

By Mail

To add to your account, send your check made payable to U.S. Global Investors, Inc. and the appropriate deposit stub that accompanies your fund's transaction confirmation to either address stated below.

For purchases into a new fund in which you are not currently invested, please mail your check for the initial investment amount and note the fund name in which you would like to open an account.

For redemptions or exchanges, send your written instructions or redemption authorization form to the address below. Each registered shareholder(s) must sign the request, with the signature(s) appearing exactly as on your account application.

•  Regular Mail
Shareholder Services
U.S. Global Investors Funds
P.O. Box 659405
San Antonio, TX 78265-9604

•  Overnight Mail
Shareholder Services
U.S. Global Investors Funds
7900 Callaghan Road
San Antonio, TX 78229

By Automated Clearing House (ACH) or By Bank Wire

To add to or redeem from your account via wire or ACH, visit our website at www.usfunds.com to download an Account Options Form or call 800-873-8637 to speak with an Investor Representative.

The funds will charge you $25 if a check or ACH investment is returned unpaid due to insufficient funds, stop payment or other reasons, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the funds reserve the right to redeem shares of any U.S. Global Investors Funds that you own.

By Money Market Checkwriting Redemption

Checkwriting privileges are available on the Government Securities Savings Fund and the Treasury Securities Cash Fund. If checkwriting was not originally established on your account with your application, please complete the Checkwriting Privilege Form to add this privilege.

Checks may be written for $500 or more from your Government Securities Savings Fund account or for any amount from your Treasury Securities Cash Fund account. All checks are subject to the terms and conditions of the bank identified on the face of the check. Checkwriting drafts will be returned as NSF if shares are not available and a $25 fee per check will be charged to your account.

Retirement Account Distributions

For any distribution from a retirement account [traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, 403(b)], please mail a completed and signed IRA Distribution Form to the address above.

Email

The funds do not accept purchase, redemption or exchange instructions via email.

Important Shareholder Information

If your fund shares are purchased, exchanged or redeemed through a broker-dealer or other financial intermediary, the policies and procedures on these purchases, exchanges or redemptions may vary and additional fees or different account minimums may apply. For more information on these fees, check with your broker-dealer or financial intermediary.

Funds' Rights

The funds reserve the right to:

•  Reject or restrict purchase, redemption or exchange orders when in the best interest of a fund;

•  Limit or discontinue the offering of shares of a fund without notice to the shareholders;

•  Calculate the NAV per share and accept purchases, exchange and redemption orders on a business day that the NYSE is closed;

•  Require a Medallion Signature Guarantee for transactions or changes in account information;

•  Redeem an account with less than the required fund account minimum;

•  Restrict or liquidate an account when necessary or appropriate to comply with federal law;

•  Charge a fee for any historical information request regarding your fund account. Please call an Investor Representative at 800-873-8637 for more information regarding this fee;

•  Accept purchase orders for fund shares; and

•  To restrict, or charge fees for, checkwriting privileges.

Converting Shares

If you hold Investor Class shares of the Global MegaTrends Fund, World Precious Minerals Fund or the Global Resources Fund and meet the minimum investment requirement for the Institutional Class shares of these funds, you may be eligible to convert your Investor Class shares to Institutional Class shares of the same fund, subject to the discretion of U.S. Global Investors Funds to permit or reject such conversion. Please call an Investor Representative at 1-800-873-3639, option 1 to request a conversion.

Effective Time and Date

When you make a purchase, redemption or exchange, your transaction price will be the next calculated NAV per share after we receive your transaction request in good order. A fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your transaction request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your transaction request after that time, the purchase will be effective on the next day the funds are open for business.

When a fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days will be valued at amortized cost, which approximates market value. To maintain a constant per share price of $1.00 for money market funds, portfolio investments are valued at amortized cost. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.

Certain funds invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Transactions received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the funds' behalf will be deemed accepted by a fund the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the funds permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the funds after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

Purchases of shares require payment by check, wire or ACH at the time the transaction is received in good order.

Use of Fair Value Pricing

When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the funds' board has determined to fair value foreign securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading.

The funds may use a systematic fair valuation model provided by an independent third party to value its foreign securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the board believe it helps protect the interests of the funds.

The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.

Account Balance

The funds may assess a quarterly small balance fee of $6 to each shareholder fund account (non money market) with a balance of less than $5,000 at the time of assessment. Money market accounts will be assessed a small balance fee of $5 per month to each account if the balance drops below $1,000 at any time during the month. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any account whose registered owner has an aggregate balance of $25,000 or more invested in the funds (excluding money market funds). The funds reserve the right to waive, modify or eliminate the small account fee at any time.

Confirmations and Statements

After any transaction, you will receive confirmation including the per share price and the dollar amount and number of shares purchased, redeemed or exchanged. Additionally, you will receive a quarterly statement on all fund accounts.

If you think that your confirmation or statement is incorrect or if you need more information about a transaction on the confirmation or statement, contact us promptly by mail or phone at the address or phone number indicated on the front of the confirmation or statement. To dispute any transaction on your confirmation or statement, you must contact us no later than 60 days after we send you the first confirmation or statement on which the disputed transaction occurred.

Purchase Orders

Payment for purchase orders must be received within seven business days of the time of purchase and may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed. Telephone purchase orders are not available for retirement accounts or money market funds. The funds will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares. To recover any such loss or charge, the fund or transfer agent reserves the right to redeem shares of any U.S. Global Investors funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request. The funds may require that a purchase order meet a minimum amount and reserve the right to permit or reject a purchase order.

Excessive Short-Term Trading

The funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use short-term trading strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

•  It may lower overall fund performance;

•  It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

•  Frequent redemptions by market timers may increase taxable capital gains; and

•  It may disrupt a portfolio manager's ability to effectively manage fund assets.

The funds' board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in the funds.

Short-Term Trading Fee

The short-term trading fees are applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently, the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the short-term trading fee on customer accounts and to collect and remit the proceeds to the fund. However, there can be no assurance that intermediaries will properly track, calculate or remit the fee in accordance with the fund's requirements. In addition, the fund may approve a waiver of short-term trading fees in the following circumstances: (i) redemptions of shares held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts; (ii) redemptions of shares held through firm-sponsored, discretionary asset allocation or wrap programs that utilize a regularly scheduled automatic rebalancing of assets and that the fund determines are not designed to facilitate short-term trading; (iii) redemptions of shares due to the death or disability of a shareholder; (iv) redemptions of shares in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan; and (v) redemptions of shares by certain other accounts in the absolute discretion of the fund when a shareholder can demonstrate hardship. The funds reserve the right to modify or eliminate these waivers at any time. In addition to the circumstances noted above, the funds reserve the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the Securities and Exchange Commission or other regulators.

Omnibus Account

The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund.

Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer's redemption proceeds may be delayed for up to seven business days or the redemption may be honored with securities rather than cash.

Householding

Unless you instruct the funds otherwise, the funds will mail only one prospectus or shareholder report(s) to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder report(s) to be combined with other members of your household, please call 1-800-873-8637.

Lost Accounts

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions and it is unable to determine your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares and any systematic purchase or redemption will be stopped. In addition, the amount of any outstanding checks (unpaid for 180 days or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance. All fund shares in an account that has been deemed a lost account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state escheatment or unclaimed property laws. The fund and the transfer agent will not be liable to the shareholders or their representatives for compliance in good faith with these laws. A Medallion Signature Guarantee may be required to update an account from lost status.

Retirement Plans

The funds are offered through the following Adviser sponsored IRA plans. Each fund account will be charged an annual custodial fee as follows:

Annual Custodial Fee
Traditional IRA	$10
Roth IRA	$10
Coverdell Education Savings Account (ESA)	$10
SEP IRA	$10
SIMPLE IRA	$10

The funds offer many other services, such as payroll deductions, direct deposit and systematic withdrawal plans. Please call an Investor Representative at 800-873-8637 for more information.

Distributions and Taxes

Unless you elect to have your distributions paid in cash by check, they will automatically be reinvested in fund shares. The funds generally distribute capital gains and income dividends, if any, annually in December.

Dividends and distributions elected to be paid in cash by check will not be sent out unless the total amount of dividends and distributions received exceeds $10.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks. We will invest in your account any dividend or other distribution payments returned to us. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRAs.

Taxes to You

Unless you hold your shares in a tax-deferred account, you will generally owe federal income taxes on amounts paid or distributed to you by the funds whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the funds for more than a year generally are taxable to you for federal income tax purposes at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources, except qualified dividend income, generally are taxed as ordinary income. For taxable years beginning before January 1, 2013, distributions of qualified dividend income generally will be taxable to individuals and other noncorporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received by the funds from certain foreign corporations are not expected to qualify for treatment as qualified dividend income.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Each year the fund will send you a statement that will detail distributions made to you for that year.

Dividends, interest and some capital gains received by the funds on foreign securities may be subject to foreign withholding or other foreign taxes. If a fund has more than 50% of the value of its total assets at the close of a taxable year in stock or securities of foreign corporations, the fund may make an election for the year to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued by the fund will represent an expense to the fund. If an election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the taxes paid by the fund to foreign countries with respect to the investment income from such foreign stock or securities.

If you purchase shares of a fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

If you redeem fund shares in a non-retirement account, it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares you redeem, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. For taxable years beginning before January 1, 2013, long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 15%. Shareholders may be limited in their ability to utilize capital losses. Exchanges are treated as a redemption and purchase for federal income tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

Shareholders should consult with their own tax advisors concerning the federal, local and foreign tax consequences of owning fund shares in light of their particular tax situation.

When you open an account, Internal Revenue Service (IRS) regulations require that you provide your taxpayer identification number (TIN), certify that it is correct and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Distribution Plan

The U.S. Global Investors Funds have adopted Rule 12b-1 plans with respect to the Investor Class shares for the following funds: All American Equity Fund, Holmes Growth Fund, Global MegaTrends Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Eastern European Fund, Global Emerging Markets Fund and China Region Fund. The 12b-1 plan provides 0.25% to be paid by a fund's Investor Class shares to the Distributor to pay the Distributor, its affiliates and others for distribution and promotional expenses. Because this fee is continually paid out of the assets of each fund's Investor Class shares, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges.

Financial Highlights

The tables below are intended to show you each fund's financial performance for the Investor Class for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in each fund. It assumes that all dividends and capital gains have been reinvested.

In 2008, the funds changed their fiscal year end from June 30 or October 31 to December 31. The information in the period ended December 31, 2008, column includes financial information for each fund's previous fiscal year end (either June 30 or October 31) to the December 31, 2008, fiscal year end.

The information presented below for each of the years or periods, has been audited by KPMG LLP, an independent registered public accounting firm. Their report and each fund's financial statements are included in the annual report, which is available by request.

All American Equity Fund

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Net Asset Value, Beginning of Period	$19.60	$17.33	$27.27	$28.58	$27.59	$24.47
Investment activities
Net investment gain (loss)	0.02	(0.13)	0.04	(0.15)	(0.08)	(0.18)
Net realized and unrealized gain (loss)	3.10	2.51	(9.97)	1.98	4.94	3.89
Total from investment activities	3.12	2.38	(9.93)	1.83	4.86	3.71
Distributions
From net investment income	—	(0.11)	(0.01)	—	—	—
From net realized gains	—	—	—	(3.01)	(3.87)	(0.59)
From tax return of capital	—	—	—	(0.13)	—	—
Total distributions	—	(0.11)	(0.01)	(3.14)	(3.87)	(0.59)
Short-term trading fees**(a)	—	—	—	—	—	—
Net Asset Value, End of Period	$22.72	$19.60	$17.33	$27.27	$28.58	$27.59
Total return (excluding account fees)(b)	15.92%	13.75%	(36.42)%	5.99%	19.59%	15.25%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$17,760	$16,436	$16,234	$26,513	$23,479	$21,547
Ratios to average net assets(c):
Total expenses	2.56%	2.79%	2.37%	1.98%	2.01%	2.20%
Expenses waived or reimbursed(d)	(0.48)%	(0.96)%	(0.62)%	(0.23)%	(0.26)%	(0.44)%
Net expenses(e)	2.08%	1.83%	1.75%	1.75%	1.75%	1.76%
Net investment income (loss)	0.10%	(0.74)%	0.35%	(0.55)%	(0.28)%	(0.67)%
Portfolio turnover rate	299%	343%	205%	225%	223%	369%

* Effective December 31, 2008, the fiscal year changed to December 31.

** Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2010		2009		2008*	2008		2007		2006
Ratios to average net assets(c):
Expenses offset	—	(f)	—	(f)	— (f)	—	(f)	—	(f)	(0.01)%

(f) Effect on the expense ratio was not greater than 0.005%.

Holmes Growth Fund

	Year Ended December 31,		Two Months Ended December 31,	Year Ended October 31,
	2010	2009	2008*	2008	2007	2006
Net Asset Value, Beginning of Period	$15.54	$12.79	$14.14	$24.78	$18.34	$16.56
Investment activities
Net investment loss	(0.22)	(0.13)	(0.01)	(0.15)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	3.54	2.88	(1.34)	(10.49)	6.58	1.92
Total from investment activities	3.32	2.75	(1.35)	(10.64)	6.44	1.78
Distributions from net investment income	(0.21)	—	—	—	—	—
Short-term trading fees**(a)	—	—	—	—	—	—
Net Asset Value, End of Period	$18.65	$15.54	$12.79	$14.14	$24.78	$18.34
Total return (excluding account fees)(b)	21.35%	21.50%	(9.55)%	(42.94)%	35.11%	10.75%
Ratios/Supplemental data
Net assets, end of period (in thousands)	$40,604	$37,149	$32,488	$36,231	$68,881	$61,810
Ratios to average net assets(c):
Total expenses	1.93%	2.10%	2.51%	1.74%	1.72%	1.74%
Expenses waived or reimbursed(d)	— (f)	(0.33)%	(0.76)%	—	—	—
Net expenses(e)	1.93%	1.77%	1.75%	1.74%	1.72%	1.74%
Net investment loss	(1.29)%	(0.93)%	(0.27)%	(0.65)%	(0.62)%	(0.69)%
Portfolio turnover rate	160%	219%	20%	140%	98%	290%

* Effective December 31, 2008, the fiscal year changed to December 31.

** Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2010		2009		2008*	2008		2007		2006
Ratios to average net assets(c):
Expenses offset	—	(f)	—	(f)	— (f)	—	(f)	—	(f)	(0.01)%

(f) Effect on the expense ratio was not greater than 0.005%.

Global MegaTrends Fund

	Year Ended December 31,		Two Months Ended December 31,	Year Ended October 31,
	2010	2009	2008*	2008	2007**	2006
Net Asset Value, Beginning of Period	$8.15	$6.28	$6.60	$12.75	$11.07	$10.30
Investment activities
Net investment income (loss)	0.06	0.03	— (a)	— (a)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.63	1.86	(0.31)	(5.30)	2.63	1.18
Total from investment activities	0.69	1.89	(0.31)	(5.30)	2.52	1.08
Distributions
From net investment income	(0.01)	(0.02)	—	—	—	—
From net realized gains	—	—	—	(0.85)	(0.84)	(0.31)
From tax return of capital	—	—	(0.01)	—	—	—
Total distributions	(0.01)	(0.02)	(0.01)	(0.85)	(0.84)	(0.31)
Short-term trading fees***(a)	—	—	—	—	—	—
Net Asset Value, End of Period	$8.83	$8.15	$6.28	$6.60	$12.75	$11.07
Total return (excluding account fees)(b)	8.43%	30.15%	(4.74)%	(44.50)%	24.49%	10.53%
Ratios/Supplemental data
Net assets, end of period (in thousands)	$16,332	$28,557	$22,035	$25,387	$17,723	$17,077
Ratios to average net assets(c):
Total expenses	2.44%	2.43%	2.96%	2.21%	2.49%	2.55%
Expenses waived or reimbursed(d)	(0.22)%	(0.48)%	(1.11)%	(0.21)%	—	—
Net expenses(e)	2.22%	1.95%	1.85%	2.00%	2.49%	2.55%
Net investment income (loss)	0.43%	0.45%	(0.20)%	(0.06)%	(0.93)%	(0.89)%
Portfolio turnover rate(g)	104%	100%	29%	92%	65%	75%

* Effective December 31, 2008, the fiscal year changed to December 31.

** Effective October 1, 2007, U.S. Global Investors, Inc. assumed day-to-day management of the fund from the former subadviser.

*** Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable had such reductions not occurred.

(e) The net expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,		Two Months Ended December 31,	Year Ended October 31,
	2010	2009	2008*	2008	2007	2006
Ratios to average net assets(c):
Expenses offset(f)	—	—	—	—	—	—

(f) Effect on the expense ratio was not greater than 0.005%.

(g) Portfolio turnover rate is calculated at the fund level.

Gold and Precious Metals Fund

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Net Asset Value, Beginning of Period	$15.46	$10.83	$17.18	$14.99	$15.48	$7.67
Investment activities
Net investment income (loss)	(0.21)	(0.17)**	(0.03)	(0.08)**	0.05	(0.01)**
Net realized and unrealized gain (loss)	5.91	4.84	(5.59)	4.69	(0.56)	7.88
Total from investment activities	5.70	4.67	(5.62)	4.61	(0.51)	7.87
Distributions
From net investment income	(0.26)	(0.04)	—	—	—	(0.12)
From net realized gains	(1.31)	—	(0.73)	(2.43)	—	—
Total distributions	(1.57)	(0.04)	(0.73)	(2.43)	—	(0.12)
Short-term trading fees**	0.01	— (a)	— (a)	0.01	0.02	0.06
Net Asset Value, End of Period	$19.60	$15.46	$10.83	$17.18	$14.99	$15.48
Total return (excluding account fees)(b)	36.88%	43.11%	(31.51)%	33.49%	(3.17)%	104.15%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$300,949	$234,393	$192,206	$259,022	$178,762	$208,027
Ratios to average net assets(c):
Total expenses	1.80%	1.69%	1.54%	1.27%	1.29%	1.47%
Expenses waived or reimbursed(d)	—	(0.15)%	(0.15)%	—	—	—
Net expenses(e)	1.80%	1.54%	1.39%	1.27%	1.29%	1.47%
Net investment income (loss)	(1.46)%	(1.16)%	(0.66)%	(0.41)%	0.31%	(0.06)%
Portfolio turnover rate	103%	135%	61%	93%	72%	78%

* Effective December 31, 2008, the fiscal year changed to December 31.

** Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for period less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30
	2010		2009		2008*	2008		2007	2006
Ratio to average net assets (c):
Expenses offset	—	(f)	—	(f)	— (f)	—	(f)	(0.01)%	—	(f)

(f) Effect on the expense ratio was not greater than 0.005%.

World Precious Minerals Fund

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Net Asset Value, Beginning of Period	$17.42	$9.56	$25.32	$28.34	$28.86	$15.50
Investment activities
Net investment income (loss)	(0.32)**	(0.18)	(0.06)**	(0.13)**	— **	0.72
Net realized and unrealized gain (loss)	8.16 **	8.71	(13.65)**	3.70 **	3.02	13.62
Total from investment activities	7.84	8.53	(13.71)	3.57	3.02	14.34
Distributions
From net investment income	(2.98)	(0.67)	—	(3.25)	(1.52)	(0.67)
From net realized gains	—	—	(2.05)	(3.35)	(2.04)	(0.37)
Total distributions	(2.98)	(0.67)	(2.05)	(6.60)	(3.56)	(1.04)
Short-term trading fees**	— (a)	— (a)	— (a)	0.01	0.02	0.06
Net Asset Value, End of Period	$22.28	$17.42	$9.56	$25.32	$28.34	$28.86
Total return (excluding account fees)(b)	45.38%	89.50%	(51.23)%	14.14%	11.48%	96.21%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$826,598	$639,035	$359,120	$949,014	$923,779	$920,249
Ratios to average net assets(c):
Total expenses	1.84%	1.75%	1.36%	0.97%	0.99%	1.13%
Expenses waived or reimbursed(d)	—	(0.17)%	(0.11)%	—	—	—
Net expenses(e)	1.84%	1.58%	1.25%	0.97%	0.99%	1.13%
Net investment income (loss)	(1.68)%	(1.32)%	(0.80)%	(0.43)%	0.06%	0.05%
Portfolio turnover rate(g)	68%	72%	27%	58%	54%	66%

* Effective December 31, 2008, the fiscal year changed to December 31.

** Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30
	2010	2009	2008*	2008	2007	2006
Ratio to average net assets(c):
Expenses offset(f)	—	—	—	—	—	—

(f) Effect on the expense ratio was not greater than 0.005%.

(g) Portfolio turnover rate is calculated at the fund level.

Global Resources Fund

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Net Asset Value, Beginning of Period	$8.85	$5.26	$20.52	$17.70	$17.22	$12.67
Investment activities
Net investment income (loss)	(0.09)	(0.01)	(0.02)**	0.05 **	0.21	0.29
Net realized and unrealized gain (loss)	3.44	3.60	(13.92)**	5.86 **	2.86	5.63
Total from investment activities	3.35	3.59	(13.94)	5.91	3.07	5.92
Distributions
From net investment income	(0.29)	—	—	(0.95)	(0.88)	(0.32)
From net realized gains	—	—	(1.32)	(2.14)	(1.71)	(1.05)
Total distributions	(0.29)	—	(1.32)	(3.09)	(2.59)	(1.37)
Short-term trading fees**(a)	—	—	—	—	—	—
Net Asset Value, End of Period	$11.91	$8.85	$5.26	$20.52	$17.70	$17.22
Total return (excluding account fees)(b)	38.00%	68.25%	(67.70)%	37.59%	20.94%	48.91%
Ratios to average net assets(c):
Total expenses	1.73%	1.64%	1.20%	0.88%	0.95%	0.96%
Expenses waived or reimbursed(d)	—	(0.17)%	(0.12)%	—	—	—
Net expenses(e)	1.73%	1.47%	1.08%	0.88%	0.95%	0.96%
Net investment income (loss)	(1.04)%	(0.08)%	(0.34)%	0.28%	0.74%	1.07%
Portfolio turnover rate(g)	145%	189%	100%	133%	122%	157%

* Effective December 31, 2008, the fiscal year changed to December 31.

** Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30
	2010		2009		2008*	2008	2007	2006
Ratios to average net assets(c):
Expenses offset	—	(f)	—	(f)	— (f)	(0.01)%	(0.01)%	(0.01)%

(f) Effect on the expense ratio was not greater than 0.005%.

(g) Portfolio turnover rate is calculated at the fund level.

Eastern European Fund

	Year Ended December 31,		Two Months Ended December 31,	Year Ended October 31,
	2010	2009	2008*/**	2008***	2007***	2006***
Net Asset Value, Beginning of Period	$9.11	$5.12	$6.35	$19.91	$15.44	$12.88
Investment activities
Net investment income (loss)	(0.04)	— (a)	(0.03)	(0.03)	(0.10)	0.13
Net realized and unrealized gain (loss)	1.74	3.99	(1.20)	(10.10)	6.83	3.60
Total from investment activities	1.70	3.99	(1.23)	(10.13)	6.73	3.73
Distributions
From net investment income	—	—	—	—	(0.29)	—
From net realized gains	—	—	—	(3.46)	(1.98)	(1.22)
Total distributions	—	—	—	(3.46)	(2.27)	(1.22)
Short-term trading fees****	— (a)	— (a)	— (a)	0.03	0.01	0.05
Net Asset Value, End of Period	$10.81	$9.11	$5.12	$6.35	$19.91	$15.44
Total return (excluding account fees)(b)	18.66%	77.93%	(19.24)%	(61.36)%	48.74%	31.03%
Ratios/Supplemental data
Net assets, end of period (in thousands)	$440,037	$464,409	$317,320	$415,494	$1,582,707	$1,347,149
Ratios to average net assets(c):
Total expenses	1.91%	2.04%	2.37%	1.96%	1.98%	1.95%
Expenses waived or reimbursed(d)	—	(0.08)%	(0.27)%	— (f)	—	—
Net expenses(e)	1.91%	1.96%	2.10%	1.96%	1.98%	1.95%
Net investment income (loss)	(0.36)%	— (f)	(3.02)%	(0.15)%	(0.61)%	0.71%
Portfolio turnover rate	69%	80%	11%	82%	54%	68%

* Effective December 31, 2008, the fiscal year changed to December 31.

** Effective November 7, 2008, U.S. Global Investors, Inc. assumed day-to-day management of the fund from the subadviser.

*** The per share amounts shown were adjusted to reflect the 3-for-1 stock split which was effective on May 27, 2008.

**** Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to two closed-end investment companies that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the two investment companies to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2010		2009		2008*/**	2008***	2007***	2006***
Ratios to average net assets(c):
Expenses offset	—	(f)	—	(f)	— (f)	(0.01)%	(0.01)%	(0.01)%
Expenses rebated by subadviser	n/a		n/a		n/a	n/a	n/a	(0.01)%

(f) Effect on the ratio was not greater than 0.005%.

Global Emerging Markets Fund

	Year Ended December 31,		Two Months Ended December 31,	Year Ended October 31,
	2010	2009	2008*/**	2008	2007	2006
Net Asset Value, Beginning of Period	$7.95	$5.29	$5.94	$21.88	$13.93	$10.65
Investment activities
Net investment income (loss)	(0.11)	(0.05)	(0.01)	(0.43)	(0.13)	0.02
Net realized and unrealized gain (loss)	1.32	2.71	(0.56)	(11.98)	9.18	3.50
Total from investment activities	1.21	2.66	(0.57)	(12.41)	9.05	3.52
Distributions
From net investment income	—	—	—	(0.46)	—	(0.05)
From net realized gains	—	—	—	(3.11)	(1.13)	(0.26)
From tax return of capital	—	—	(0.08)	—	—	—
Total distributions	—	—	(0.08)	(3.57)	(1.13)	(0.31)
Short-term trading fees***	0.01	— (a)	— (a)	0.04	0.03	0.07
Net Asset Value, End of Period	$9.17	$7.95	$5.29	$5.94	$21.88	$13.93
Total return (excluding account fees)(b)	15.35%	50.28%	(9.59)%	(66.81)%	69.52%	34.16%
Ratios/Supplemental data
Net assets, end of period (in thousands)	$13,403	$13,819	$9,663	$11,708	$59,621	$29,029
Ratios to average net assets(c):
Total expenses	3.76%	4.02%	6.83%	2.80%	2.75%	3.07%
Expenses waived or reimbursed(d)	(0.77)%	(1.38)%	(4.33)%	(0.30)%	(0.39)%	(1.05)%
Net expenses(e)	2.99%	2.64%	2.50%	2.50%	2.36%	2.02%
Net investment income (loss)	(1.22)%	(0.77)%	(1.16)%	(1.01)%	(0.92)%	0.13%
Portfolio turnover rate	190%	166%	21%	83%	125%	136%

* Effective December 31, 2008, the fiscal year changed to December 31.

** Effective November 7, 2008, U.S. Global Investors, Inc. assumed day-to-day management of the fund from the former subadviser.

*** Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to a closed-end investment company that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the investment company to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2010		2009		2008*/**	2008***		2007***	2006***
Ratios to average net assets(c):
Expenses offset	—	(f)	—	(f)	— (f)	—	(f)	n/a	n/a
Expenses rebated by subadviser	n/a		n/a		n/a	n/a		n/a	(0.02)%

(f) Effect on the expense ratio was not greater than 0.005%.

China Region Fund

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Net Asset Value, Beginning of Period	$8.36	$5.59	$9.09	$12.55	$8.71	$6.87
Investment activities
Net investment income (loss)	(0.12)	(0.05)	(0.02)**	(0.03)**	— **	(0.01)
Net realized and unrealized gain (loss)	1.22	2.81	(3.49)**	(0.27)**	3.98 **	2.02
Total from investment activities	1.10	2.76	(3.51)	(0.30)	3.98	2.01
Distributions
From net investment income	—	—	—	(0.10)	(0.16)	(0.19)
From net realized gains	—	—	—	(2.93)	—	—
From tax return of capital	—	—	—	(0.17)	—	—
Total distributions	—	—	—	(3.20)	(0.16)	(0.19)
Short-term trading fees**	0.01	0.01	0.01	0.04	0.02	0.02
Net Asset Value, End of Period	$9.47	$8.36	$5.59	$9.09	$12.55	$8.71
Total return (excluding account fees)(a)	13.28%	49.55%	(38.50)%	(8.58)%	46.34%	30.03%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$51,843	$56,323	$38,348	$81,109	$93,805	$67,761
Ratios to average net assets(b):
Total expenses	2.39%	2.47%	2.46%	1.95%	2.02%	2.31%
Expenses waived or reimbursed(c)	—	(0.45)%	(0.27)%	—	—	—
Net expenses(d)	2.39%	2.02%	2.19%	1.95%	2.02%	2.31%
Net investment income (loss)	(1.02)%	(0.79)%	(0.47)%	(0.26)%	0.02%	(0.08)%
Portfolio turnover rate	242%	327%	117%	208%	208%	292%

* Effective December 31, 2008, the fiscal year changed to December 31.

** Based on average monthly shares outstanding.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year.

(c) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30
	2010		2009		2008*	2008		2007		2006
Ratios to average net assets(b):
Expenses offset	—	(e)	—	(e)	— (e)	—	(e)	—	(e)	(0.01)%

(e) Effect on the expense ratio was not greater than 0.005%.

Tax Free Fund

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Net Asset Value, Beginning of Period	$12.20	$11.72	$11.93	$11.98	$11.98	$12.33
Investment activities
Net investment income	0.44	0.45	0.23	0.47	0.50	0.52
Net realized and unrealized gain (loss)	(0.19)	0.48	(0.21)	(0.05)	— (a)	(0.36)
Total from investment activities	0.25	0.93	0.02	0.42	0.50	0.16
Distributions from net investment income	(0.44)	(0.45)	(0.23)	(0.47)	(0.50)	(0.51)
Net Asset Value, End of Period	$12.01	$12.20	$11.72	$11.93	$11.98	$11.98
Total return (excluding account fees)(b)	2.04%	8.03%	0.22%	3.54%	4.15%	1.30%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$19,794	$22,102	$16,946	$18,380	$15,940	$14,992
Ratios to average net assets(c):
Total expenses	1.66%	1.75%	1.91%	1.94%	1.86%	1.69%
Expenses waived or reimbursed(d)	(0.96)%	(1.05)%	(1.21)%	(1.24)%	(1.16)%	(0.99)%
Net expenses(e)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.55%	3.73%	3.92%	3.91%	4.09%	4.01%
Portfolio turnover rate	15%	— (g)	6%	11%	6%	19%

* Effective December 31, 2008, the fiscal year changed to December 31.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers or reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30
	2010	2009	2008*	2008	2007	2006
Ratios to average net assets(c):
Expenses offset(f)	—	—	—	—	—	—

(f) Effect on the expense ratio was not greater than 0.005%.

(g) Portfolio turnover was not greater than 0.5%.

Near-Term Tax Free Fund

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Net Asset Value, Beginning of Period	$2.21	$2.16	$2.14	$2.12	$2.12	$2.17
Investment activities
Net investment income	0.06	0.06	0.03	0.07	0.07	0.07
Net realized and unrealized gain (loss)	0.01	0.05	0.02	0.02	— (a)	(0.05)
Total from investment activities	0.07	0.11	0.05	0.09	0.07	0.02
Distributions from net investment income	(0.06)	(0.06)	(0.03)	(0.07)	(0.07)	(0.07)
Net Asset Value, End of Period	$2.22	$2.21	$2.16	$2.14	$2.12	$2.12
Total return (excluding account fees)(b)	2.95%	5.00%	2.55%	4.42%	3.51%	0.75%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$29,138	$23,337	$13,989	$13,603	$13,383	$15,830
Ratios to average net assets(c):
Total expenses	1.30%	1.53%	1.82%	1.91%	1.63%	1.54%
Expenses waived or reimbursed(d)	(0.85)%	(1.08)%	(1.37)%	(1.46)%	(1.18)%	(1.09)%
Net expenses(e)	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	2.46%	2.63%	3.15%	3.41%	3.43%	3.08%
Portfolio turnover rate	1%	— (g)	8%	8%	22%	33%

* Effective December 31, 2008, the fiscal year changed to December 31.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Ratios to average net assets(c):
Expenses offset(f)	—	—	—	—	—	—

(f) Effect on the expense ratio was not greater than 0.005%.

(g) Portfolio turnover was not greater than 0.5%.

U.S. Government Securities Savings Fund

	Year Ended December 31,		Six Months Ended December 31,		Year Ended June 30,
	2010	2009	2008*		2008	2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Investment activities
Net investment income	— (a)	— (a)	0.01		0.03	0.05	0.04
Net realized and unrealized gain (loss)	— (a)	—	—	(a)	— (a)	— (a)	—
Total from investment activities	— (a)	— (a)	0.01		0.03	0.05	0.04
Distributions from net investment income	— (a)	— (a)	(0.01)		(0.03)	(0.05)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Total return (excluding account fees)(b)	0.01%	0.10%	0.67%		3.47%	4.86%	3.69%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$203,835	$263,232	$357,910		$446,208	$469,095	$435,417
Ratios to average net assets(c):
Total expenses	0.82%	0.78%	0.73%		0.65%	0.62%	0.64%
Expenses waived or reimbursed(d)	(0.67)%	(0.42)%	(0.26)%		(0.20)%	(0.17)%	(0.19)%
Net expenses(e)	0.15%	0.36%	0.47	%(g)	0.45%	0.45%	0.45%
Net investment income	0.01%	0.11%	1.36%		3.42%	4.75%	3.64%

* Effective December 31, 2008, the fiscal year changed to December 31.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. During the year ended December 31, 2009 and the year ended December 31, 2010, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $258,561 and $678,107, respectively. These waivers/reimbursements are subject to recapture in future periods.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30
	2010	2009	2008*	2008	2007	2006
Ratios to average net assets(c):
Expenses offset(f)	—	—	—	—	—	—

(f) Effect on the expense ratio was not greater than 0.005%.

(g) The annualized net expense ratio for the six months ended December 31, 2008, exceeded the limitation for the period due to the cost of participating in the U.S. Treasury Guarantee Program for the Money Market Funds. The cost to participate was without regard to the expense limitation.

U.S. Treasury Securities Cash Fund

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment activities
Net investment income	— (a)	— (a)	— (a)	0.02	0.04	0.03
Net realized and unrealized gain	—	—	—	—	—	—
Total from investment activities	— (a)	— (a)	— (a)	0.02	0.04	0.03
Distributions from net investment income	— (a)	— (a)	— (a)	(0.02)	(0.04)	(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (excluding account fees) (b)	0.01%	0.01%	0.23%	2.46%	4.36%	3.11%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$99,491	$103,889	$121,410	$111,955	$116,012	$119,028
Ratios to average net assets (c):
Total expenses	1.01%	1.01%	1.11%	1.09%	0.91%	0.92%
Expenses waived or reimbursed (d)	(0.86)%	(0.75)%	(0.38)%	(0.09)%	(0.02)%	—
Net recouped fees (e)	—	—	—	— (g)	—	0.03%
Net expenses (f)	0.15%	0.26%	0.73%	1.00%	0.89%	0.95%
Net investment income	0.01%	0.01%	0.44%	2.43%	4.27%	3.06%

* Effective December 31, 2008, the fiscal year changed to December 31.

(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) During the year ended June 30, 2004, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $45,136. As allowed by the recapture provision of this agreement, the Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006. During the year ended June 30, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $4,259. The fund reimbursed the Adviser the $4,259 during the year ended June 30, 2008. During the six months ended December 31, 2008, the year ended December 31, 2009, and the year ended December 31, 2010, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $170,642, $789,420 and $884,850, respectively. These waivers/reimbursements are subject to recapture in future periods.

(f) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
	2010	2009	2008*	2008	2007	2006
Ratios to average net assets (c):
Expenses offset (g)	—	—	—	—	—	—

(g) Effect on the expense ratio was not greater than 0.005%.

More information on the funds is available at no charge, upon request:

Annual/Semi-Annual Report

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders, which are available free of charge on the funds' website at www.usfunds.com. These reports describe the funds' performance, list holdings, and describe recent market conditions, fund investment strategies and other factors that had a significant impact on each fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

More information about the funds, their investment strategies, and related risks is provided in the SAI. The SAI and the funds' website (www.usfunds.com) include a description of the funds' policy with respect to the disclosure of portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus and is available free of charge on the funds' website at www.usfunds.com.

To Request Information:

BY PHONE  1-800-873-8637

BY MAIL  Shareholder Services
U.S. Global Investors Funds
P.O. Box 659405
San Antonio, TX 78265-9604

BY INTERNET  www.usfunds.com

The SEC also maintains an EDGAR database at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC. You may also visit or call the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at the following e-mail address: publicinfo@sec.gov.

U.S. GLOBAL INVESTORS FUNDS

SEC Investment Company Act File No. 811-01800

U.S. GLOBAL INVESTORS, INC.

P.O. Box 659405 San Antonio, TX 78265-9604

(This Page Intentionally Left Blank)

U.S. GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

INVESTOR CLASS SHARES

ALL AMERICAN EQUITY FUND (GBTFX)

HOLMES GROWTH FUND (ACBGX)

GLOBAL MEGATRENDS FUND (MEGAX)

GOLD and PRECIOUS METALS FUND (USERX)

WORLD PRECIOUS MINERALS FUND (UNWPX)

GLOBAL RESOURCES FUND (PSPFX)

EASTERN EUROPEAN FUND (EUROX)

GLOBAL EMERGING MARKETS FUND (GEMFX)

CHINA REGION FUND (USCOX)

TAX FREE FUND (USUTX)

NEAR-TERM TAX FREE FUND (NEARX)

U.S. GOVERNMENT SECURITIES SAVINGS FUND (UGSXX)

U.S. TREASURY SECURITIES CASH FUND (USTXX)

U.S. Global Investors Funds (Trust) is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus dated May 1, 2011, which you may request from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637).

The date of this Statement of Additional Information is May 1, 2011.

TABLE OF CONTENTS	2

GENERAL INFORMATION	3

FUND POLICIES	4

FUNDAMENTAL INVESTMENT RESTRICTIONS	4

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	5

VALUATION OF SHARES	6

INVESTMENT STRATEGIES AND RISKS	7

COMMON INVESTMENT STRATEGIES AND RELATED RISKS	15

PORTFOLIO TURNOVER	22

PORTFOLIO HOLDINGS DISCLOSURE POLICY	23

MANAGEMENT OF THE TRUST	24

CODE OF ETHICS	30

PROXY VOTING POLICIES	31

PRINCIPAL HOLDERS OF SECURITIES	32

INVESTMENT ADVISORY AND OTHER SERVICES	33

DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN	37

PORTFOLIO MANAGERS	39

BROKERAGE ALLOCATION AND OTHER PRACTICES	43

TRADE AGGREGATION AND ALLOCATION PROCEDURES	44

PURCHASE, REDEMPTION AND PRICING OF SHARES	44

FEDERAL INCOME TAXES	46

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR	52

DISTRIBUTOR	53

FINANCIAL STATEMENTS	53

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	53

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GENERAL INFORMATION

The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, and additional series and/or classes may be created from time to time. This Statement of Additional Information (SAI) relates to the Investor Class shares of the Trust. The Trust currently offers 13 funds that issue a combination of Investor Class shares and Institutional Class shares. The classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement.

The U.S. Global Investors Funds and U.S. Global Accolade Funds merged into a Delaware statutory trust on October 1, 2008, which is named U.S. Global Investors Funds (Trust). The Trust was organized as a Delaware statutory trust on July 31, 2008. The Gold and Precious Metals, World Precious Minerals, Global Resources, Eastern European, Global Emerging Markets and China Region Funds are non-diversified series, and each of the other funds is a diversified series of the Trust, an open-end management investment company.

Prior to the merger, U.S. Global Investors Funds, an open-end management investment company, was originally incorporated in Texas in 1969 as United Services Funds, Inc. and was reorganized as a Massachusetts business trust on July 31, 1984. The trust changed its name to U.S. Global Investors Funds on February 24, 1997. The Gold and Precious Metals Fund, the World Precious Minerals Fund, the Global Resources Fund and the China Region Fund were non-diversified series of the trust, and the All American Equity Fund, Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund were diversified series of the trust. On February 15, 2002, the World Gold Fund changed its name to the World Precious Minerals Fund. On December 1, 2007, the Gold Shares Fund changed its name to the Gold and Precious Metals Fund. On October 1, 2008, the China Region Opportunity Fund changed its name to the China Region Fund.

Prior to the merger, U.S. Global Accolade Funds was an open-end management investment company and a Massachusetts business trust organized on April 16, 1993. The Eastern European Fund and the Global Emerging Markets Fund were non-diversified series of the trust. The Holmes Growth Fund and the Global MegaTrends Fund were diversified series of the trust. The Eastern European Fund commenced operations on March 31, 1997, the Global Emerging Markets Fund commenced operations on February 24, 2005, the Holmes Growth Fund commenced operations on October 17, 1994, and the Global MegaTrends Fund commenced operations on October 21, 1991, and became a series of the trust on November 16, 1996, pursuant to a plan of reorganization. On October 1, 2007, the MegaTrends Fund changed its name to the Global MegaTrends Fund.

The trustees shall accept investments in any series of the Trust from such persons and on such terms as they may from time to time authorize. Investments in a series shall be credited to each shareholder’s account in the form of full or fractional shares at a net asset value per share determined after the investment is received; provided, however, that the trustees may, in their sole discretion, (a) fix the net asset value per share of the initial capital contribution or (b) impose a sales charge or other fee in connection with investments in the Trust in such manner and at such time as determined by the trustees. The trustees shall have the right to refuse to accept investments in any series at any time without any cause or reason therefore whatsoever.

All consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other series and may be referred to herein as “assets belonging to” that series. The assets belonging to a particular series shall belong to that Series for all purposes, and to no other series, subject only to the rights of creditors of that series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that series. The assets belonging to a particular series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of shares of that series. The assets belonging to each particular series shall be charged with the liabilities of that series and all expenses, costs, charges, and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to a particular series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes.

Without limitation of the foregoing, but subject to the right of the trustees in their discretion to allocate general liabilities, expenses, costs, charges, or reserves as herein provided, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise

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existing with respect to a particular series shall be enforceable against the assets of such series and not against the assets of any other series of the assets of the Trust generally. Notice of this contractual limitation on inter-series liabilities may, in the Trustee’s sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Statutory Trust Act (the Delaware Act), and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Any person extending credit to, contracting with or having any claim against any series may look only to the assets of that series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that series. No shareholder or former shareholder of any series shall have a claim on, or any right to, any assets allocated or belonging to any other series.

Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust or the trustees, whether of the same or other series. In addition, shares shall not entitle shareholders to preference, appraisal, conversion or exchange rights (except as specified herein or as specified by the trustees when creating the shares, as in preferred shares).

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the Investment Company Act of 1940.  However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust.  If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting.  Shareholder inquiries can be made by calling 800-873-3639 or by writing to the Trust at U.S. Global Investors Funds, P.O. Box 659405, San Antonio, Texas 78265-9604.

Each shareholder of the Trust and of each series shall not be personally liable for debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any series. The trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the trustees relating to the Trust or to a series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more series and its or their assets (but the omission of such a recitation shall not operate to bind any shareholder or trustee of the Trust). Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate series or all series; however, the omission of such statement shall not operate to bind or create personal liability for any shareholder or trustee.

Every shareholder, by virtue of having purchased a share, shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms of the Agreement and Declaration of Trust.

FUND POLICIES

The following information supplements the discussion of each fund’s policies discussed in the funds’ prospectus.

INVESTMENT RESTRICTIONS. If a percentage investment restriction other than a restriction on borrowing is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

INDUSTRY CLASSIFICATION. All funds use the Bloomberg Sector Classification System (Bloomberg) for industry classification purposes.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund’s outstanding shares.

4

A fund may not:

1.          Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.          Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.          Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.

4.          Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

5.          Purchase or sell commodities or commodity contracts, except a fund may purchase and sell (i) derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities) and (ii) the Gold and Precious Metals Fund, the World Precious Minerals Fund and the Global Resources Fund may purchase precious metals. The Global MegaTrends Fund is not prohibited from selling commodities or commodity contracts.

6.          Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.          Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that the Gold and Precious Metals Fund and World Precious Minerals Fund will invest more than 25% of their total assets in securities of companies involved in the mining, fabrication, processing, marketing or distribution of metals including gold, silver, platinum group, palladium and diamonds; the Global Resources Fund will invest more than 25% of the value of their respective total assets in securities of companies principally engaged in natural resources operations; the Eastern European Fund will invest more than 25% of its total assets in securities of companies involved in oil, gas or banking; and the Tax Free Fund and the Near-Term Tax Free Fund may invest more than 25% of their total assets in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds of similar type projects.*

The Tax Free Fund and the Near-Term Tax Free Fund will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the same industry as securities from one industry. The China Region Fund will consider a foreign government to be an “industry.”

* Although not part of the funds’ fundamental investment restriction, for purposes of determining a company’s industry, the funds use the Bloomberg Sector Classification System.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the board of trustees without a shareholder vote.

1.          All funds will not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

2.          All funds will not purchase securities on margin or make short sales, except (i) short sales against the box, (ii) short-term credits as are necessary for the clearance of transactions, and (iii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

3.          The Global MegaTrends Fund will not pledge or hypothecate the assets of the fund.

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4.          The Eastern European Fund will invest no more than 25% of its total assets in any one of the Bloomberg-classified industries listed below; provided, however, that if at the time of purchase a corresponding industry classification represents 20% or more of the fund’s benchmark, the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), then the fund may invest up to 35% of its total assets in the corresponding Bloomberg-classified industry.

Bloomberg-classified industries involving oil & gas
Oil Companies — Integrated	Oil Field Machinery & Equipment
Oil Companies — Exploration & Production	Oil — Field Services
Oil Refining & Marketing	Oil — U.S. Royalty Trusts
Oil & Gas Drilling	Seismic Data Collection

Bloomberg-classified industries involving banking
Regional Banks — Non-U.S.	Mortgage Banks
Commercial Banks — Non-U.S.	Special Purpose Banks
Diversified Banking Institutions	Super-Regional Banks — U.S.
Central Bank	Commercial Banks — Central U.S.
Cooperative Banks	Commercial Banks — Eastern U.S.
Fiduciary Banks	Commercial Banks — Southern U.S.
Money Center Banks	Commercial Banks — Western U.S.

VALUATION OF SHARES

An equity security traded on a domestic stock exchange is valued at its last reported sale price on the primary exchange, as deemed appropriate by the Adviser on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation. If there is no last bid and ask quotation available, the valuation will revert to the last sales price.

A foreign equity security traded on one or more foreign stock exchanges is valued at its last reported sale price, or the official closing price if deemed appropriate by the Adviser, on the primary exchange of its market on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation.

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the last sale price, if published, or the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. Government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities.

Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost. This involves valuing a security at its initial cost on the date of purchase, and afterwards, any discount or premium is accreted or amortized at a constant rate until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

To maintain a constant per share price of $1.00 for the money market funds, portfolio investments are valued at amortized cost.

If market quotations are not readily available, or when the Adviser believes that a readily available market quotation or other valuation produced by the fund’s valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation policies.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the close of regular trading on the New York Stock Exchange are not reflected in the calculation of net asset value unless the fair valuation committee decides that

6

the event would materially affect the net asset value. If the event would materially affect the fund’s net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

Net asset value (NAV) is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at the close of the New York Stock Exchange.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of each fund’s investment strategies and risks in the prospectus.

ALL AMERICAN EQUITY FUND, HOLMES GROWTH FUND AND GLOBAL MEGATRENDS FUND

REAL ESTATE INVESTMENT TRUSTS (REITS). The funds may invest in real estate investment trusts (REITs), which may subject the fund to many of the same risks related to the direct ownership of real estate. These risks may include declines in the value of real estate, risks related to economic factors, changes in demand for real estate, change in property taxes and property operating expenses, casualty losses and changes to zoning laws. REITs are also dependent to some degree on the capabilities of the REIT manager. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of a portfolio’s investment in that REIT.

GOLD and PRECIOUS METALS FUND, WORLD PRECIOUS MINERALS FUND AND GLOBAL RESOURCES FUND

INVESTMENTS IN PRECIOUS METALS AND MINERALS. The Gold and Precious Metals Fund, World Precious Minerals Fund and Global Resources Fund may invest in precious metals and minerals such as gold, silver, platinum, and palladium bullion. Because precious metals and minerals do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the funds upon the sale of the precious metals and minerals. The funds may also incur storage and other costs relating to their investments in precious metals and minerals. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities. To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the Code), at least ninety percent (90%) of a fund’s gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and income and gains from certain other specified sources and transactions (Gross Income Test). Gains from the disposition of precious metals and minerals will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each fund’s taxable year, at least fifty percent (50%) of the value of the fund’s total assets must be represented by cash, Government securities and certain other specified assets (Asset Value Test). Investments in precious metals and minerals will not qualify for purposes of satisfying the Asset Value Test. To maintain each fund’s qualification as a regulated investment company under the Code, each fund will establish procedures to monitor its investments in precious metals and minerals for purposes of satisfying the Gross Income Test and the Asset Value Test.

GOLD and PRECIOUS METALS FUND, WORLD PRECIOUS MINERALS FUND, GLOBAL RESOURCES FUND, EASTERN EUROPEAN FUND, GLOBAL EMERGING MARKETS FUND AND CHINA REGION FUND

INDUSTRY CONCENTRATION RISK.

Gold and Precious Metals Fund

The Gold and Precious Metals Fund intends to concentrate its investments in common stocks of companies predominately involved in the mining, fabrication, processing, marketing, or distribution of metals including gold, silver, platinum group, palladium and diamonds. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold. The fund focuses on selecting companies with established producing mines. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.  The fund invests in securities that typically respond to changes in the price of gold and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

7

World Precious Minerals Fund

The World Precious Minerals Fund intends to concentrate its investments in common stocks of companies principally engaged in the exploration for, mining and processing of, or dealing in precious minerals such as gold, silver, platinum and diamonds. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

Global Resources Fund

The Global Resources Fund intends to concentrate its investments in common stocks of companies within the natural resources industries such as basic materials and energy. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil producing countries. Increased environmental regulations and limitations on production may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value of these companies is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

Eastern European Fund

The Eastern European Fund invests more than 25% of its investments in companies principally engaged in the oil, gas or banking industries. Oil & gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries.  The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund’s performance more volatile. To the extent that the fund’s assets are invested in the oil & gas industry, the fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulation may, among other things, increase compliance costs and affect business opportunities for companies in which the fund invests. The fund would also be affected by changing commodity prices, which can be highly volatile and are subject to risk of over supply and decreased demand. To the extent that the fund’s assets are invested in companies operating in the banking industry, the fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting banking companies. The prices of securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses.

NON-DIVERSIFICATION. The funds have elected to be classified as non-diversified series. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund’s total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Code. Each fund will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. Because the funds may invest a greater proportion of their assets in the securities of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds’ total returns or asset valuations than if the funds were required to hold smaller positions of the securities of a larger number of issuers.

EASTERN EUROPEAN FUND

GEOGRAPHIC RISK.

The Czech Republic.  The Czech Republic joined the European Union (EU) in 2004. Joining the EU has resulted in a convergence with western european standards and a modernization of the Czech Republic’s regulatory environment. The market-oriented economy in the Czech Republic is young in comparison to the United States and Western Europe Countries.

Hungary.  Hungary’s market oriented reforms are relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete.

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Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets.

The securities markets on which the securities of these companies are traded are in their infancy. Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.

Poland.  The security market in Poland is relatively new, and therefore, investors may be subject to new or amended laws and regulations. Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.

Russia.  Russia does not have a centralized stock exchange, although exchange activity has developed regionally and shares are now traded on exchanges located throughout the country. The majority of stocks in Russia are traded on the over-the-counter market. It is through the over-the-counter market that foreign investors typically participate in the Russian equity market.

One of the largest problems in the equity market continues to be shareholders’ property rights. In Russia, the only proof of ownership of shares is an entry in the shareholders’ register. Despite a presidential decree requiring companies with over 1,000 shareholders to have an independent body to act as their registrar, in practice a company’s register is still susceptible to manipulation by management. To solve this and related problems, the Federal Securities Commission was created. Also, Russian law requires banks and market professionals to acquire a license before handling securities.

Slovenia. The Republic of Slovenia is situated between Italy, Austria and Croatia.

Slovenia’s transition from a socialist regime to a market economy continues to be very successful and the economy is currently enjoying healthy growth and balanced trade.

Slovenia became one of the first candidate countries to finalize negotiations with the EU and obtained full EU membership in 2004. EU membership will improve Slovenia’s risk profile and drive foreign investment which will lead to an increased level of liquidity in the stock market and a rise in company valuations.

Turkey. Turkey is a democratic, secular, unitary, constitutional republic whose political system was established in 1923 under the leadership of Mustafa Kemal Atatürk, following the fall of the Ottoman Empire in the aftermath of World War I. Since then, Turkey has become increasingly integrated with the West through membership in organizations such as the Council of Europe, NATO, OECD, OSCE and the G-20 major economies. Turkey began full membership negotiations with the European Union in 2005, having been an associate member of the EEC since 1963, and having reached a customs union agreement in 1995. Meanwhile, as a Muslim-majority country, Turkey has continued to foster close cultural, political, economic and industrial relations with the Eastern world, particularly with the states of the Middle East and Central Asia, through membership in organizations such as the OIC and ECO.

CHINA REGION FUND

GEOGRAPHIC RISK.

The China Region Fund will invest primarily in securities which are listed or otherwise traded by authorized brokers and other entities and will focus its investments on equities and quasi-equity securities. Quasi-equity securities may include, for example: warrants or similar rights or other financial instruments with substantial equity characteristics, such as debt securities convertible into equity securities. Although the China Region Fund expects to invest primarily in listed securities of established companies, it may, subject to local investment limitations, invest in unlisted securities of China companies and companies that have business associations in the China Region, including investments in new and early stage companies. This may include direct equity investments. Such investments may involve a high degree of business and financial risk. Because of the absence of any trading markets for these investments, the China Region Fund may find itself unable to liquidate such securities in a timely fashion, especially in the event of negative news regarding the specific securities or the China markets in general. Such securities could decline significantly in value prior to the China Region Fund’s being able to liquidate such securities. In addition to financial and business risks, issuers whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.

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People’s Republic of China. The People’s Bank of China is officially responsible for managing stock markets in the People’s Republic of China (PRC), regulating all trading and settlement and approving all issues of new securities. The Shanghai and Shenzhen Stock Exchanges are highly automated with trading and settlement executed electronically. Considerable autonomy has been given to local offices of the State Commission of Economic System Reform in developing securities markets. They are charged with identifying suitable companies for listing.

There are currently two officially recognized securities exchanges in China - the Shanghai Stock Exchange, which opened in December 1990, and the Shenzhen Stock Exchange, which opened in July 1991. Shares traded on these exchanges are of two types - “A” shares, which can be traded only by Chinese investors and qualified foreign institutional investors, and “B” shares. The “B” share market was, prior to February 19, 2001, restricted to individuals and corporations who were not residents of China. However, on February 19, 2001, the Chinese Securities Regulatory Commission (CSRC) announced that domestic Chinese investors with legal foreign currency accounts might invest in “B” shares as well. The “A” share market is now open to qualified foreign institutional investors. The settlement period for “B” share trades is the same in Shenzhen and Shanghai. Settlements are effected on the third business day after the transaction.

The China Region Fund will invest in both new and existing enterprises registered and operating in China. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. It is not the intention of the China Region Fund to limit its investments to securities listed on the Shenzhen and Shanghai exchanges alone.

Hong Kong. Sovereignty over Hong Kong was transferred from Great Britain to the PRC on July 1, 1997, at which time Hong Kong became a Special Administrative Region (SAR) of the PRC. Under the agreement providing for such transfer (known as the Joint Declaration) and the PRC law implementing its commitments hereunder (Basic Law), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years, and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative and judicial power. Laws currently in force, as they may be amended by the SAR Legislature, are to remain in force except to the extent they contravene the Basic Law. The PRC may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Under the terms of the Basic Law, Hong Kong’s current social freedoms, including freedoms of speech, press, assembly, travel and religion, are not to be affected.

It is to be expected that the Hong Kong stock market will remain volatile in response to prevailing perceptions of political developments in China. Foreign enterprises are treated virtually the same as domestic enterprises and there are no restrictions on exchange of foreign currencies or on the repatriation of profits. Import and export licenses are easy to obtain. There are no exchange controls, investment restrictions or dividend withholding taxes. However, currently there are no laws in Hong Kong that specifically protect foreign investors against expropriation.

Taiwan. The Taiwan Stock Exchange (TSE), the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. In 1968, the Securities and Exchange Law was passed and, since that time, the Taiwan securities market has been regulated by the Taiwan Securities and Exchange Commission (TSEC), which, in turn, is supervised by the Ministry of Finance (MOF). The Central Bank of China (CBC) is also responsible for supervising certain aspects of the Taiwan securities market.

While, historically, foreign individual investors have not been permitted to invest directly in securities listed on the TSE, since 1990 certain foreign institutional investors have been permitted access to the Taiwan securities market. Currently, foreign institutional investors that meet certain guidelines promulgated by the TSEC and which are also approved by the TSEC, the MOF and the CBC, will be permitted to invest in TSE listed securities. However, qualifying foreign institutional investors (such as the China Region Fund) may not own more than 5% of the shares of a company listed on the TSE, and the total foreign ownership of any listed company may not exceed 10%. In addition, the Taiwanese government prohibits foreign investment in certain industries including transportation and energy companies. Furthermore, Taiwan imposes an overall country limit on investment and requires a long-term commitment. Over time, restrictions on investments in Taiwan have begun to ease to permit greater and more flexible investment in Taiwanese securities.

The political reunification of China and Taiwan is a highly problematic issue that may not be settled in the near future. Taiwan’s economic interaction with China can take place only through indirect channels (generally via Hong Kong) due to the official prohibitions on direct trade between the PRC and Taiwan. Nevertheless, Taiwan has become a significant investor in China and China has become one of the largest markets for Taiwanese goods.

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Exchange Control. PRC currency, the Renminbi (RMB), is not freely convertible. The exchange rate of RMB against foreign currencies is regulated and published daily by the State Administration of Exchange Control (SAEC). In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as “swap centers,” in various cities. These swap centers provide an official forum where foreign invested enterprises may, under the supervision and control of SAEC and its branch offices, engage in mutual adjustment of their foreign exchange surpluses and shortfalls. More recently, regulations have been relaxed to allow Chinese state enterprises and individuals to participate in foreign exchange swap transactions. Trading of RMB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at the official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.

The China Region Fund may use official or market rates of exchange in connection with portfolio transactions and net asset value determinations consistent with prevailing practices in the relevant markets or locations, except that the China Region Fund will not use any exchange rate if the effect of such use would be to restrict repatriation of assets.

No exchange control approval is required for the China Region Fund to acquire “B” shares listed on stock exchanges. Dividends and/or proceeds from the sale of securities purchased by the China Region Fund in listed China companies may be remitted outside China, subject to payment of any relevant taxes and completion of the requisite formalities.

Shanghai securities are now being quoted in U.S. dollars and Shenzhen securities are now being quoted in Hong Kong dollars.

China and Taiwan joined the World Trade Organization (WTO) as of November 2002. Membership has opened up new channels of trade relations that are overseen by the WTO. This will both open up new trade agreements and provide the proper structure for trade between China and Taiwan and the rest of the WTO membership.

TAX FREE FUND AND NEAR-TERM TAX FREE FUND

The funds invest primarily in municipal bonds. Municipal securities are generally of two principal types - notes and bonds. Municipal notes generally have maturities of one year or less and provide for short-term capital needs. Municipal bonds normally have maturities of more than one year and meet longer-term needs. Municipal bonds are classified into two principal categories - general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuer and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues derived from a project or facility.

The tax free funds invest only in debt securities earning one of the four highest ratings by Moody’s Investor’s Services (Moody’s) (Aaa, Aa, A, Baa) or by Standard & Poors Corporation (S&P) (AAA, AA, A, BBB) (or, if not rated by Moody’s or Standard & Poors, as determined by the Adviser to be of comparable quality). Not more than 10% of either of the fund’s total assets will be invested in the fourth rating category. Investments in the fourth category may have speculative characteristics and therefore, may involve higher risks. Investments in the fourth rating category of bonds are generally regarded as having an adequate capacity to pay interest and repay principal. However, these investments may be more susceptible to adverse changes in the economy. Municipal notes (including variable rate demand obligations) must be rated MIG1/VMIG2 or MIG2/VMIG2 by Moody’s or SP-1 or SP-2 by S&P (or if not rated, as determined by the Adviser to be of comparable quality). Tax-exempt commercial paper must be rated P-1 or P-2 by Moody’s or A-1 or A-2 by S&P (or if not rated, as determined by the Adviser to be of comparable quality).

The funds may purchase variable and floating rate obligations from issuers or may acquire participation interest in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations are municipal securities whose interest rates change periodically. They normally have a stated maturity greater than one year, but permit the holder to demand payment of principal and interest anytime or at specified intervals.

The funds may purchase obligations with term puts attached. “Put” bonds are tax-exempt securities that may be sold back to the issuer or a third party at face value before the stated maturity. The put feature may increase the cost of the security, consequently reducing the yield of the security.

The funds may purchase municipal lease obligations or certificates of participation in municipal lease obligations. A municipal lease obligation is not a general obligation of the municipality for which the municipality pledges its taxing power. Ordinarily, a lease obligation will contain a “nonappropriation” clause if the municipality has no obligation to make lease payments in future years unless money is appropriated for that purpose annually. Because of the risk of nonappropriation, some lease obligations are issued with third-party credit enhancements, such as insurance or a letter of credit.

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Municipal lease obligations are subject to different revenue streams than are those associated with more conventional municipal securities. For this reason, before investing in a municipal lease obligation, the Adviser will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated and (3) the municipality has maintained good market acceptability for its lease obligations in the past.

The funds may purchase zero-coupon bonds.  Zero-coupon bonds are bonds that do not pay interest at regular intervals and are issued at a discount from face value.  The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity.  Even though such securities do not pay current interest in cash, a fund is nonetheless required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders.  Thus, a fund could be required at times to liquidate other investments to satisfy distribution requirements.

While the funds primarily invest in municipal bonds the income of which is free from federal income taxes, they may also invest in repurchase agreements and other securities that may earn taxable income. Moreover, the funds may sell portfolio securities at a gain, which if held more than a year may be taxed to shareholders as long- term capital gains and if held one year or less may be taxed to shareholders as ordinary income.

Subsequent to a purchase by either fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by that fund. Neither event will require sale of such municipal bonds by either tax free fund, but the Adviser will consider such event in its determination of whether either fund should continue to hold the municipal bonds. To the extent that the rating given by Moody’s or Standard & Poors for municipal bonds may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment policies.

MOODY’S INVESTORS SERVICE, INC. Aaa-the “best quality.” Aa- “high quality by all standards,” but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A- “upper medium grade obligation.” Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa- “medium grade obligations.” Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

STANDARD & POORS CORPORATION. AAA- “obligation of the highest quality.” AA-issues with investment characteristics “only slightly less marked than those of the prime quality issues.” A- “the third strongest capacity for payment of debt service.” Principal and interest payments on the bonds in this category are considered safe. It differs from the two higher ratings, because with respect to general obligation bonds, there is some weakness, which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. BBB- “regarded as having adequate capacity to pay interest and repay principal.” Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

GENERAL INFORMATION ON MUNICIPAL BONDS. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal bonds may also be issued to refund outstanding obligations. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated hazardous waste-treatment facilities, certain redevelopment projects, airports, docks, and wharves (other than lodging, retail and office facilities), mass commuting facilities, multifamily residential rental property, sewage and solid waste disposal property, facilities for the furnishing of water, and local furnishing of electric energy or gas or district heating and cooling facilities. Such obligations are considered to be municipal bonds provided that the interest paid thereon qualifies as exempt from federal income tax, in the opinion of bond counsel, to the issuer. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.

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In order to be classified as a “diversified” investment company under the 1940 Act, a mutual fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) or own more than 10% of the outstanding voting securities of any one issuer. For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal bonds depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed the sole issuer. If, however, in either case the creating government or some other entity guarantees a security, such a guarantee may be considered a separate security and is to be treated as an issue of such government or other entity.

The yields on municipal bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a mutual fund’s management fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

Municipal bonds are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities by levying taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal and interest on its, or their, municipal bonds may be materially affected. The Tax Reform Act of 1986 enlarged the scope of the alternative minimum tax. As a result, interest on private activity bonds will generally be a preference item for alternative minimum tax purposes.

From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the tax free funds would be adversely affected. In such event, the tax free funds would re-evaluate their investment objective and policies.

MUNICIPAL NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

1.          Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of state and local governments. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these specific future taxes. Tax anticipation notes are usually general obligations of the issuer. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

2.          Revenue Anticipation Notes. Revenue anticipation notes are issued by state and local governments or governmental bodies with the expectation that receipt of future revenues, such as Federal revenue sharing or state aid payments, will be used to repay the notes. Typically, they also constitute general obligations of the issuer.

3.          Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing for state and local governments until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

4.          Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued and backed by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

VARIABLE RATE DEMAND OBLIGATIONS. Variable rate obligations have a yield that is adjusted periodically based upon changes in the level of prevailing interest rates. Such adjustments are generally made on a daily, weekly or monthly basis. Variable rate obligations may lessen the capital fluctuations usually inherent in fixed income investments.

Unlike securities with fixed rate coupons, variable rate instrument coupons are not fixed for the full term of the instrument. Rather, they are adjusted periodically based upon changes in prevailing interest rates. The more frequently such instruments are adjusted, the

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less such instruments are affected by interest rate changes. The value of a variable rate instrument, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer. By investing in variable rate obligations, the funds seek to take advantage of the normal yield curve pattern that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, a fund’s yield will decline and that fund and its shareholders will forego the opportunity for capital appreciation of that fund’s investments and of their shares to the extent a portfolio is invested in variable rate obligations. Should interest rates increase, a fund’s yield will increase and that fund and its shareholders will be subject to lessened risks of capital depreciation of its portfolio investments and of their shares to the extent a portfolio is invested in variable rate obligations. There is no limitation on the percentage of a fund’s assets which may be invested in variable rate obligations. For purposes of determining a fund’s weighted average portfolio maturity, the term of a variable rate obligation is defined as the longer of the length of time until the next rate adjustment or the time of demand.

Floating rate demand notes have an interest rate fixed to a known lending rate (such as the prime rate) and are automatically adjusted when the known rate changes. Variable rate demand notes have an interest rate that is adjusted at specified intervals to a known rate. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure that ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The trustees have approved investments in floating and variable rate demand notes upon the following conditions: the funds have an unconditional right of demand, upon notice to exceed thirty days, against the issuer to receive payment; the Adviser determines the financial condition of the issuer and continues to monitor it in order to be satisfied that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates.

OBLIGATIONS WITH TERM PUTS ATTACHED. The funds may purchase municipal securities together with the right that they may resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a “put.” The funds may purchase obligations with puts attached from banks and broker-dealers.

The price the funds expect to pay for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The funds will use puts for liquidity purposes in order to permit them to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in their portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the funds’ ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt to either fund, each will limit its use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.

Since it is difficult to evaluate the likelihood of exercise of the potential benefit of a put, it is expected that puts will be determined to have a “value” of zero, regardless of whether any direct or indirect consideration was paid. Accordingly, puts as separate securities are expected not to affect the calculation of the weighted average portfolio maturity. Where a fund has paid for a put, the cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gain on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by that tax free fund. To minimize such risks, the tax free funds will only purchase obligations with puts attached from sellers whom the Adviser believes to be creditworthy.

U.S. GOVERNMENT SECURITIES SAVINGS FUND AND U.S. TREASURY SECURITIES CASH FUND

The U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund have adopted a fundamental policy requiring use of best efforts to maintain a constant net asset value of $1.00 per share. Shareholders should understand that, while each fund will use its best efforts to attain this objective, there can be no guarantee that it will do so. The U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund value their respective portfolio securities on the basis of the amortized cost method. This requires that those funds maintain a dollar-weighted average portfolio maturity of 60 days or less, generally purchase only highly liquid securities and invest only in securities determined by the board of trustees of the Trust to be of high quality with minimal credit risks.

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COMMON INVESTMENT STRATEGIES AND RELATED RISKS

The following investment strategies apply to the All American Equity Fund, Holmes Growth Fund, Global MegaTrends Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Eastern European Fund, Global Emerging Markets Fund, China Region Fund (collectively, “Equity Funds”), Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund.

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser’s control. Therefore, the return and net asset value of the funds, except the money market funds, will fluctuate.

FOREIGN SECURITIES. The Equity Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS (ADRs) AND GLOBAL DEPOSITORY RECEIPTS (GDRs). ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of a fund’s investment policies, all Equity Funds’ investments in depository receipts, except for the Holmes Growth Fund, will be deemed investments in the underlying securities (i.e., investments in foreign issuers). The Holmes Growth Fund’s investment in depository receipts will not be treated as an investment in a foreign issuer.

EMERGING MARKETS. The Equity Funds may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe and Japan.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss of investment.

Risks of investing in emerging markets include:

1.               The risk that a fund’s assets may be exposed to nationalization, expropriation or confiscatory taxation.

2.               The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market

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securities may cause the fund’s investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

3.               Greater social, economic and political uncertainty (including the risk of war).

4.               Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

5.               Currency exchange rate fluctuations and the lack of available currency hedging instruments.

6.               Higher rates of inflation.

7.               Controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars.

8.               Greater governmental involvement in and control over the economy.

9.               The fact that emerging market companies may be smaller, less seasoned, and newly organized.

10.         The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.

11.         The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

12.         The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.

13.         Less extensive regulation of the securities markets.

14.         Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

15.         The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

16.         The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect for federal income tax purposes, when eligible, to “pass through” to the funds’ shareholders the amount of foreign income tax and similar taxes paid by a fund. The foreign taxes passed through to a shareholder would be included in the shareholder’s income and may be claimed as a deduction or credit on their federal income tax return. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

17.         The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the fund will principally invest.

18.         Enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund’s investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.

19.         Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. As a result, the return and net asset value of the funds will fluctuate.

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20.         The Adviser may engage in hedging transactions in an attempt to hedge a fund’s foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.

REPURCHASE AGREEMENTS. The funds may invest a portion of their assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the funds’ custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller’s agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized with securities (typically United States government or government agency securities), the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, funds will enter into repurchase agreements only with institutions and dealers the Adviser considers creditworthy.

SECURITIES LENDING. Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Currently, it is not the intention of any fund to lend securities. When lending securities, a fund will receive cash or high-quality securities as collateral for the loan. Each fund, except the government money market funds, may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. The government money market funds may invest cash collateral in repurchase agreements collateralized by obligations in which each fund may normally invest. Under the terms of the funds’ current securities lending agreements, the funds’ lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.

BORROWING. The funds may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

Each fund may borrow money to the extent permitted under the 1940 Act. As a nonfundamental policy, a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowing). Through such borrowings, these funds may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the funds’ performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund’s net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of a fund’s assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund’s portfolio assets increase in value and decrease more when the fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the funds earn on portfolio securities. Under adverse conditions, the funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

LOWER-RATED SECURITIES. The Equity Funds may invest in lower-rated debt securities (commonly called “junk bonds”), which may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends

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to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a fund’s shares, and an increase in issuers’ defaults on such bonds.

In addition, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the fund’s ability to recover full principal or to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market value risk. In addition, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by a fund have speculative characteristics that are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities.

Also, increased illiquidity of the market for lower-rated bonds may affect a fund’s ability to dispose of portfolio securities at a desirable price.

In addition, if a fund experiences unexpected net redemptions, it could be forced to sell all or some of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund’s expenses can be spread and possibly reducing the fund’s rate of return. Prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the fund’s investments in lower-rated bonds.

CONVERTIBLE SECURITIES. The Equity Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

RESTRICTED SECURITIES. From time to time, the Equity Funds may purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, a fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

DERIVATIVE SECURITIES. The Equity Funds may purchase derivative securities. Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund’s unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund’s portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Equity Funds’ ability to successfully use derivative securities will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call

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options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The funds’ activities involving derivative securities may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

SPECIFIC FUND LIMITATIONS ON DERIVATIVE SECURITIES. The All American Equity Fund will limit its investments in derivative securities to purchasing stock index futures contracts or purchasing options thereon, purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option. The underlying value of all futures contracts shares may not exceed 35% of the All American Equity Fund’s total assets. The All American Equity Fund will not borrow money to purchase futures contracts or options.

OPTIONS. All Equity Funds, except the Holmes Growth Fund, may purchase and sell options that are either listed on an exchange or quoted on NASDAQ. The Holmes Growth Fund may only purchase and sell options that are listed on an exchange. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund’s total assets.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An “American style” put or call option may be exercised at any time during the option period while a “European style” put or call option may be exercised only upon expiration or during a fixed period prior thereto.

Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. Over-the-counter (OTC) options are purchased from or sold to securities dealers, financial institutions or other parties (Counterparty(ies)) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.

The funds’ ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange-listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange-listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund’s anticipated profits or increase its losses.

If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must

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assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option).

WRITING OPTIONS ON SECURITES. The Equity Funds may write “covered” put and call options. The funds may also enter into transactions to close out an investment in any put or call options. If a fund writes (i.e., sells) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase the fund’s income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund’s capital gains. All options sold by a fund must be “covered” (i.e., the fund must be long when selling a call option). The securities or futures contract subject to the calls or puts must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security. The funds will not write any call or put options if, immediately afterwards, the aggregate value of a fund’s securities subject to outstanding “covered” call or put options would exceed 25% of the value of the fund’s total assets.

WARRANTS. The Equity Funds may invest in warrants to gain exposure to individual securities in a specific industry over the long term. Warrants allow the funds to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The funds may also receive warrants when they participate in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of the company.

Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock it is “out of the money.” “Out of money” warrants tend to have different price behaviors than “in the money” warrants. As an example, the value of an “out of the money” warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from the time component.

Most warrants are exchange-traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange-traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant

FUTURES CONTRACTS. The Equity Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The use by the funds of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other

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specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund’s total assets (taken at current value). However, in the case of an option that is in the money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

FOREIGN CURRENCY TRANSACTIONS. The Equity Funds may engage in currency transactions with Counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country’s currency. Currency transactions include forward currency contracts, exchange-listed currency futures, and exchange-listed and OTC options on currencies. A fund’s dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the Equity Funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.

To hedge against a devaluation of a foreign currency, a fund may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies.

A fund may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.

As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund’s portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund’s portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund’s portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as a regulated investment company under Subchapter M of

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the Code. Foreign currency transactions would involve a cost to the funds, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing.

The funds will not attempt to hedge all their foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many derivative securities, in addition to other requirements, require that the Equity Funds segregate liquid high grade assets with their custodian to the extent that the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund’s accounting records or physically segregated in a separate account at that fund’s custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods that, in the Adviser’s opinion, present the funds with adverse changes in the economic, political or securities markets, the funds may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

Agencies or instrumentalities established by the U.S. Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Also included is the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither insured nor guaranteed by the U.S. Treasury.

PORTFOLIO TURNOVER

The Adviser buys and sells securities for a fund to accomplish the fund’s investment objective. A fund’s investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. A fund’s investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by a fund is known as “portfolio turnover.”

A fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the fund’s rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a fund would not qualify as a regulated investment company under Subchapter M of the Code. High turnover may result in a fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see “Federal Income Taxes”).

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The portfolio turnover rates for the two most recent fiscal years are as follows:

FUND	December 31, 2009	December 31, 2010
All American Equity Fund	343%	299%
Holmes Growth Fund	219%	160%
Global MegaTrends Fund	100%	104%
Gold and Precious Metals Fund	135%	103%
World Precious Minerals Fund	72%	68%
Global Resources Fund	189%	145%
Eastern European Fund	80%	69%
Global Emerging Markets Fund	166%	190%
China Region Fund	327%	242%
Tax Free Fund	0%	15%
Near-Term Tax Free Fund	0%	1%

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of all fund holdings and prevent the selective disclosure of nonpublic information about all fund portfolio holdings. The Trust publicly discloses holdings of the funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Trust’s custodians, fund accountants, investment adviser, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

There are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before its public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information.

The Adviser of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the funds or identify funds’ position sizes.

For press interviews, commentary or reports on a media that result in immediate public dissemination, such as television or the funds’ and/or Adviser’s website(s), portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of an individual portfolio holding position. Once the portfolio holding is disclosed in an interview over such media, that holding will be deemed to be previously publicly disclosed in accordance with these disclosure policies.

Notwithstanding anything herein to the contrary, the funds’ board of trustees and an appropriate officer of the funds and/or Adviser’s legal department, or the funds’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Trust’s disclosure policies. (For example, the funds may determine to not provide purchase and sale information with respect to funds that invest in smaller capitalization companies or less liquid securities.)

The board has approved the Trust’s portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The board oversees the monitoring of the policy, and exceptions to the policy must be approved by the Trust’s CCO.  Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the board.

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MANAGEMENT OF THE TRUST

The Trust’s board of trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The Agreement and Declaration of Trust provides that each trustee shall serve as a trustee of the Trust during the lifetime of this Trust and until its termination except as such trustee sooner dies, resigns or is removed. In addition, each trustee who is not an “interested person of the Trust shall be required to retire in accordance with the terms of any retirement policy then in effect that has been approved by a majority vote of all independent trustees. The current retirement policy provides that the retirement age for non-interested trustees is 72 years of age. Trustees also elect the officers on an annual basis who serve until their successors are elected and qualified, and select the trustees to serve as Audit Committee members and Nominating and Governance Committee members. The trustees and officers of the trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each trustee and officer is 7900 Callaghan Road, San Antonio, Texas 78229.

The board has an Audit Committee and a Nominating and Governance Committee. Members of the Audit Committee are: J. Michael Belz, James F. Gaertner, Clark R. Mandigo, and Joe C. McKinney, all of whom are non-interested trustees. The Audit Committee had four meetings during the fiscal year.  The members of the Nominating and Governance Committee are: J. Michael Belz, James F. Gaertner, Clark R. Mandigo, and Joe C. McKinney, all of whom are non-interested trustees. The Nominating and Governance Committee had one meeting during the fiscal year. Pursuant to the Trust’s Nominating and Governance Committee Charter, shareholders may submit recommendations for board candidates by sending a resume of the candidate by U.S. mail or courier service to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee.

NON-INTERESTED TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
J. Michael Belz 7900 Callaghan Rd San Antonio, TX 78229 (58)	Trustee	November 1998 to present*	President and Chief Executive Officer of Catholic Life Insurance since 1984.	Thirteen	Director, Broadway National Bank from October 2003 to present.

James F. Gaertner 7900 Callaghan Rd San Antonio, TX 78229 (68)	Trustee	November 2002 to present*	President Emeritus, Sam Houston State University. Served as President from August 2001 to August 2010.	Thirteen	Chairman of the Audit Committee, Tandy Brands Accessories, Inc. since 2008; Director from 1990 to present.

Clark R. Mandigo 7900 Callaghan Rd San Antonio, TX 78229 (67)	Trustee	May 1993 to present*	Restaurant operator, business consultant from 1991 to present.	Thirteen	None.

Joe C. McKinney 7900 Callaghan Rd San Antonio, TX 78229 (64)	Trustee	October 2008 to present	Vice Chairman. Broadway National Bank from October 2002 to present.	Thirteen	Director, Broadway National Bank from October 2002 to present; Director, USAA Real Estate Company from September 2004 to present; Director, Luby’s, Inc. from January 2003 to present.

*    These dates include service for a predecessor trust.

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INTERESTED TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Frank E. Holmes* 7900 Callaghan Rd San Antonio, TX 78229 (56)	Trustee, Chief Executive Officer, President Chief Investment Officer	January 1990 to present** August 1999 to present**

Director, Chief Executive Officer and Chief Investment Officer of the Adviser. Since October 1989, Mr. Holmes has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

				Thirteen	Director of 71316 Ontario, Inc. from April 1987 to present.

  *  Mr. Holmes is an “interested person” of the Trust by virtue of his positions with U.S. Global Investors, Inc.

** This date includes service for a predecessor trust.

EXPERIENCE AND QUALIFICATION OF TRUSTEES. The following is a summary of the experience. qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this Statement of Additional Information, that each trustee should serve as a trustee in light of the Trust’s business and structure.

J. Michael Belz.  Mr. Belz has served as a trustee of the Trust (including a predecessor trust) since 1998 and has served as Chairman of the Nominating and Governance Committee since its creation in 2006. He has been President and Chief Executive Officer of Catholic Life Insurance since 1984 and has served as a director of Broadway National Bank since 2003.

James F. Gaertner.  Dr. Gaertner has served as a trustee of the Trust (including a predecessor trust) since 2002 and has served as chairman of the Audit Committee since May 2005. He served as President of Sam Houston State University from 2001 until 2010. Dr. Gaertner has served as a director since 1990, Chairman of the Board from 1998 to 2008 and Chairman of the Audit Committee since 2008 of Tandy Brands Accessories, Inc. Dr. Gaertner served as Dean of the College of Business at the University of Texas at San Antonio (“UTSA”) from September 1, 1987 until June 30, 2000. Before his appointment as Dean, Dr. Gaertner served for four years as a professor and Director of the Division of Accounting and Information Systems at UTSA. Dr. Gaertner served as an associate professor at the University of Notre Dame from September 1976 until August 1983. During that period, Dr. Gaertner served as director of Notre Dame’s London master of business program in London, England. From 1968 to 1973, Dr. Gaertner served as a director and Chief Financial Officer of Tex Tan Welhausen Co., and later served as the Controller for Tex Tan Welhausen, a division of Tandy Corporation.  Prior to his employment at Tex Tan Welhausen, he was employed as a member of the audit staff of KPMG Peat Marwick in Houston, Texas. The Board of the Trust has determined that Dr. Gaertner is an “audit committee financial expert” as defined by the SEC.

Frank E. Holmes. Mr. Holmes has served as a trustee and Chief Executive Officer of the Trust (including its predecessors) since 1990 and as Chief Investment Officer since 1999. He has been a director and Chief Executive Officer of the Adviser since 1989, Chief Investment Officer since 1999, and since 1989 has served in various management and investment positions with the Adviser and its subsidiaries. Before purchasing a controlling interest in the Adviser in 1989, Mr. Holmes worked as a research analyst, portfolio manager and managing director of corporate finance with a Canadian investment firm.  He is a former president and chairman of the Toronto Society of the Investment Dealers Association and has served on the Toronto Stock Exchange’s Listing Committee. He has served as a director of 71316 Ontario, Inc. since 1987 and of F.E. Holmes Organization, Inc. from 1978 to 2009. Mr. Holmes is a member of the President’s Circle and on the investment committee of International Crisis Group, which works to resolve conflict around the world. He is also an advisor to the William J. Clinton Foundation on sustainable development in countries with resource-based economies. Mr. Holmes is also an author and frequent speaker on investments and is a regular commentator on CNBC and Bloomberg.

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Clark R. Mandigo.  Mr. Mandigo has served as a trustee of the Trust (including a predecessor trust) since 1993 and as Chairman of the Board since February 2007. He has been a restaurant operator and business consultant since 1991 and was a director of Lone Star Steakhouse & Saloon, Inc. from 1992 to 2007 and of Horizon Organic Holdings from 1996 to 2004. From 1986 to 1991, he was President, Chief Executive Officer and Director of Intelogic Trace, Inc., a corporation engaged in the sale, lease and support of computer and communications systems and equipment. From 1985 to 1997, Mr. Mandigo served on the Board of Directors of Physician Corporation of America, a managed health care company and from 1993 to 1997, Mr. Mandigo served on the Board of Palmer Wireless, Inc., a cellular telephone system operator. The Board of the Trust has determined that Mr. Mandigo is an “audit committee financial expert” as defined by the SEC.

Joe C. McKinney.  Mr. McKinney has served as a trustee of the Trust since 2008. He has been Vice Chairman and a director of Broadway National Bank since 2002 and a director of USAA Real Estate Company since 2004 and of Luby’s, Inc. since 2003. He also serves as the Chairman of the Finance and Audit Committee of the Board of Luby’s and has been determined to be an audit committee financial expert by the Luby’s Board. Mr. McKinney retired in March 2002 as Chairman of JP Morgan Chase Bank (formerly Chase Manhattan Bank and Texas Commerce Bank) — San Antonio Region with over 28 years of banking experience. He is former Chairman of the San Antonio Economic and Development Foundation and Executive Committee and serves on the boards of the Cancer Therapy and Research Center, the Southwest Foundation for Biomedical Research, the Greater San Antonio Chamber of Commerce and Texas Lutheran University. The Board of the Trust has determined that Mr. McKinney is an “audit committee financial expert” as defined by the SEC.

BOARD STRUCTURE. The Trust’s board of trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of five trustees, four of whom (including the chairman) are independent trustees.  The Board has established two standing committees, each of which is comprised of all four non-interested trustees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

RISK OVERSIGHT. Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the non-interested trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as valuation reports and minutes from the Adviser’s valuation committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser to the Funds as well as the Trust’s custodian, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

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OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Frank E. Holmes 7900 Callaghan Rd San Antonio, TX 78229 (56)	President and Chief Executive Officer Chief Investment Officer	January 1990 to present August 1999 to present

Director, Chief Executive Officer, and Chief Investment Officer of the Adviser. Since October 1989, Mr. Holmes has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

Susan B. McGee 7900 Callaghan Rd San Antonio, TX 78229 (52)	Executive Vice President and General Counsel; Secretary	March 1997 to present

President and General Counsel of the Adviser. Since September 1992, Ms. McGee has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

Catherine A. Rademacher 7900 Callaghan Rd San Antonio, TX 78229 (51)	Treasurer	July 2004 to present

Chief Financial Officer of the Adviser since April 2004.  Ms. Rademacher has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

James L. Love, Jr. 7900 Callaghan Rd San Antonio, TX 78229 (42)	Chief Compliance Officer	September 2007 to present

Chief Compliance Officer and Associate General Counsel of the Adviser since September 2007. Executive Director Executive Attorney from January 2003 to September 2007, Senior Counsel May 2002 to January 2003 with USAA.

Mark Carter 7900 Callaghan Rd. San Antonio, TX 78229 (43)	Vice President Shareholder Services	April 2008 to present

Vice President, Shareholder Services of the Adviser since April 2008, Operations Manager of the Adviser from April 2007 through March 2008. Transfer Operations Manager, Invesco AIM from 2004 through April 2007.

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NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
T. Kelly Niland 7900 Callaghan Rd San Antonio, TX 78229 (49)	Vice President Investment Operations Assistant Treasurer	December 2008 to present May 2006 to December 2008	Vice President of Investment Operations of the Adviser since January 2006. Fund Accounting Manager with AIM Investments from June 1992 to January 2006.

Susan K. Filyk 7900 Callaghan Rd San Antonio, TX 78229 (41)	Vice President Marketing	December 2008 to present	Director of Marketing of the Adviser since August 2007. Sr. VP Marketing with Frost National Bank from May 1998 to August 2007.

*    These dates include service for a predecessor trust.

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NON-INTERESTED TRUSTEES	DOLLAR RANGEOF EQUITY SECURITIES IN THE FUNDS HELD ASOF 12/31/2010
J. Michael Belz
All American Equity Fund	None
Holmes Growth Fund	$10,001-$50,000
Global MegaTrends Fund	$10,001-$50,000
Gold and Precious Metals Fund	$10,001-$50,000
World Precious Minerals Fund	$10,001-$50,000
Global Resources Fund	$10,001-$50,000
Eastern European Fund	$10,001-$50,000
Global Emerging Markets Fund	$10,001-$50,000
China Region Fund	$10,001-$50,000
Tax Free Fund	None
Near-Term Tax Free Fund	None
U.S. Government Securities Savings Fund	$1-$10,000
U.S. Treasury Securities Cash Fund	None
Aggregate Dollar Range of Ownership of the Trust’s Funds	Over $100,000
Clark Mandigo
All American Equity Fund	$1-$10,000
Holmes Growth Fund	Over $100,000
Global MegaTrends Fund	$10,001-$50,000
Gold and Precious Metals Fund	$1-$10,000
World Precious Minerals Fund	$10,001-$50,000
Global Resources Fund	$1-$10,000
Eastern European Fund	$10,001-$50,000
Global Emerging Markets Fund	$10,001-$50,000
China Region Fund	$10,001-$50,000
Tax Free Fund	None
Near-Term Tax Free Fund	None
U.S. Government Securities Savings Fund	Over $100,000
U.S. Treasury Securities Cash Fund	None
Aggregate Dollar Range of Ownership of the Trust’s Funds	Over $100,000
James F. Gaertner
All American Equity Fund	None
Holmes Growth Fund	$10,001-$50,000
Global MegaTrends Fund	None
Gold and Precious Metals Fund	None
World Precious Minerals Fund	None
Global Resources Fund	$10,001-$50,000
Eastern European Fund	$1-$10,000
Global Emerging Markets Fund	None
China Region Fund	$1-$10,000
Tax Free Fund	None
Near-Term Tax Free Fund	$10,001-$50,000
U.S. Government Securities Savings Fund	None
U.S. Treasury Securities Cash Fund	None
Aggregate Dollar Range of Ownership of the Trust’s Funds	$50,001-100,000
Joe C. McKinney
All American Equity Fund	None
Holmes Growth Fund	$1-$10,000
Global MegaTrends Fund	$1-$10,000
Gold and Precious Metals Fund	$1-$10,000
World Precious Minerals Fund	$1-$10,000
Global Resources Fund	$1-$10,000
Eastern European Fund	$1-$10,000
Global Emerging Markets Fund	$1-$10,000
China Region Fund	$1-$10,000
Tax Free Fund	$10,001-$50,000
Near-Term Tax Free Fund	$1-$10,000
U.S. Government Securities Savings Fund	$1-$10,000
U.S. Treasury Securities Cash Fund	$1-$10,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	$50,001-100,000

None of the non-interested trustees, nor their immediate family members, own any shares in the Adviser, U.S. Global Brokerage, Inc. or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or U.S. Global Brokerage, Inc.

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DOLLAR RANGE
OF EQUITY SECURITIES
IN THE FUNDS HELD AS
INTERESTED TRUSTEES	OF 12/31/2010
Frank E. Holmes
All American Equity Fund	$10,001-$50,000
Holmes Growth Fund	Over $100,000
Global MegaTrends Fund	Over $100,000
Gold and Precious Metals Fund	$10,001-$50,000
World Precious Minerals Fund	$50,001-$100,000
Global Resources Fund	$10,001-$50,000
Eastern European Fund	$10,001-$50,000
Global Emerging Markets Fund	$10,001-$50,000
China Region Fund	$10,001-$50,000
Tax Free Fund	Over $100,000
Near-Term Tax Free Fund	Over $100,000
U.S. Government Securities Savings Fund	$50,001-$100,000
U.S. Treasury Securities Cash Fund	Over $100,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	Over $100,000

The following table provides information on compensation paid by U.S. Global Investors Funds to each of the trustees and the Trust’s Chief Compliance Officer. As shown in the table, the Trust is not responsible for compensation of the interested trustee of the Trust.

TOTAL 2010 COMPENSATION FROM U.S. GLOBAL INVESTORS FUNDS(1)
NON-INTERESTED TRUSTEES
J. Michael Belz, Trustee	$44,500
James F. Gaertner, Trustee	$47,000
Clark R. Mandigo, Trustee	$49,000
Joe C. McKinney, Trustee	$42,000
INTERESTED TRUSTEE
Frank E. Holmes, Trustee, Chief Executive Officer, Chief Investment Officer	None
CHIEF COMPLIANCE OFFICER
James L. Love, Jr.	$155,682

(1)       The U.S. Global Investors Funds do not provide any pension or retirement benefit for the trustees.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the “1940 Act”). The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the Securities and Exchange Commission.

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PROXY VOTING POLICIES

Proxies for each fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth below. Each fund’s proxy voting record, including information regarding how each fund voted proxies relating to portfolio securities held by the fund, for the twelve-month period ended June 30, 2010, is available without charge, upon request, by calling 1-800-US-FUNDS, and on the SEC’s website at http://www.sec.gov.

VOTING PROCEDURES

The Trust has retained Glass Lewis & Co. (“Glass Lewis”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle the administrative functions associated with the voting of fund proxies. The proxy voting guidelines developed and maintained by Glass Lewis are an extensive list of common proxy voting issues and its voting recommendations.  A copy of the guidelines can be obtained by calling 1-800-USFUNDS and on the funds’ website at www.usfunds.com.  Common proxy voting issues in the guidelines include, but are not limited to, the following:

Election of Auditors - considering factors such as auditor’s financial interest or association with company, poor accounting practices, and fees paid for non-audit services.

Election of Directors - considering factors such as attendance of board meetings, service on other boards, failure to act on shareholder proposals, lack of audit, compensation, or nominating committee, correlation between CEO pay and company performance.

Proxy Contest - considering factors such as performance of the target company, management’s track record, and reimbursing solicitation expenses.

Takeover Defenses - considering factors such as poison pills, shareholder ability to call special meetings, and supermajority vote requirements.

Merger and Corporate Restructurings - considering factors such as valuation, market reaction, strategic rationale, negotiations, conflicts of interest, and governance

State of Incorporation - considering factors such as governance provisions, economic benefits, and jurisdictional law.

Capital Structure - considering factors such as common stock authorization, dual-class stock authorization, and preferred stock authorization.

Executive and Director Compensation - considering factors such as equity compensation plans, poor pay practices, employee stock purchase plans, and option backdating practices.

While Glass Lewis makes the proxy vote recommendations, the Adviser retains the ultimate authority on deciding how to vote. However, in general, it is the Adviser’s policy to vote in accordance with Glass Lewis. A decision to override Glass Lewis’ recommendation is made by the Adviser’s Proxy Review Committee. In reviewing and evaluating Glass Lewis’ recommendations, the Proxy Review Committee may consider information from other sources, including the recommendation of a portfolio team member as well as the fundamental and statistical models used by the portfolio department when making investment decisions. One of the primary factors the committee considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the committee considers in determining how proxies should be voted. As a matter of practice, the committee will vote in accordance with management’s position. However, each issue is individually evaluated and the committee will consider its effect on the investment merits of owning that company’s shares. With respect to international securities, the committee is mindful of the varied market practices and environments relating to corporate governance in the local regions. The committee’s experience as a money manager enables its analysts to understand the complexities of the regions in which they invest and to skillfully analyze the proxy issues relevant to the regions. The committee may decide that it is in a fund’s best interest to not vote the shares of foreign companies. All votes contrary to Glass Lewis’s recommendation are reported to the board of trustees.

Glass Lewis does not provide proxy voting services for certain securities held by the fund (i.e., a privately held company) and, therefore, will not make a vote recommendation.  The Adviser’s Proxy Review Committee will evaluate these proxies in the same manner it uses to determine if it is appropriate to override Glass Lewis’ recommendation.

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CONFLICT OF INTEREST

If the Proxy Review Committee determines that, through reasonable inquiry, an issue raises a potential material conflict of interest, the Proxy Review Committee will follow the recommendations of Glass Lewis except as follows. If the committee believes that it would be in the best interest of the Trust to vote a proxy other than according to the recommendation of Glass Lewis, the committee shall document in writing the basis supporting its determination. A summary of all such votes shall be presented to the board of trustees at the next regularly scheduled meeting of the board.

PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2011, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Investor Class shares of the funds except for the Near-Term Tax Free Fund. Mr. Holmes owned 5.16% of the Near-Term Tax Free Fund. The funds are aware of the following entities or persons who owned more than 5% of the outstanding shares of the fund as of March 31, 2011.

FUND	SHAREHOLDERS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Holmes Growth Fund	Customers of Charles Schwab & Company, Inc.(1)	5.36%	Beneficial
Global MegaTrends Fund	Customers of Charles Schwab & Company, Inc.(1)	13.23%	Beneficial
	National Financial Services Corporation (2)	5.32
Gold and Precious Metals Fund	Customers of Charles Schwab & Company, Inc.(1)	20.45%	Beneficial
	National Financial Services Corporation (2)	11.83%	Beneficial
World Precious Minerals Fund	Customers of Charles Schwab & Company, Inc.(1)	29.67%	Beneficial
	National Financial Services Corporation (2)	19.40%	Beneficial
	Ameritrade, Inc. (3)	6.06%	Beneficial
Global Resources Fund	Customers of Charles Schwab & Company, Inc.(1)	35.85%	Beneficial
	National Financial Services Corporation (2)	25.11%	Beneficial
	Ameritrade, Inc. (3)	6.72%	Beneficial
Eastern European Fund	Customers of Charles Schwab & Company, Inc.(1)	37.14%	Beneficial
	National Financial Services Corporation (2)	30.23%	Beneficial
	Ameritrade, Inc. (3)	6.48%	Beneficial
Global Emerging Markets Fund	Customers of Charles Schwab & Company, Inc.(1)	11.07%	Beneficial
	National Financial Services Corporation (2)	8.09%	Beneficial
China Region Fund	Customers of Charles Schwab & Company, Inc.(1)	13.64%	Beneficial
	National Financial Services Corporation (2)	11.97%	Beneficial
	Ameritrade, Inc. (3)	5.11%	Beneficial
Tax Free Fund	D. Joseph Demis	7.94%	Record
	U.S. Global Investors, Inc.	8.58%	Record
Near-Term Tax Free Fund	U.S. Global Investors, Inc.	9.05%	Record
	Customers of Charles Schwab & Company, Inc.(1)	10.60%	Beneficial
	Ameritrade, Inc. (3)	13.17%	Beneficial
	Frank E. Holmes	5.16%	Record
U.S. Government Securities Savings Fund	U.S. Global Investors, Inc.	10.26%	Record

(1)	Charles Schwab & Company, Inc., a broker/dealer located at 101 Montgomery Street, San Francisco, CA 94104-4122, has advised that no individual clients owns more than 5% of the fund.
(2)	National Financial Services Corp., a broker/dealer located at Church Street Station, New York, NY 10008-3908, has advised that no individual client owns more than 5% of the fund.
(3)	Ameritrade, Inc., a broker/dealer located at P.O. Box 2226, Omaha, NE 68103-226, has advised that no individual client owns more than 5% of the fund.

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INVESTMENT ADVISORY AND OTHER SERVICES

The investment adviser to the funds is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated as of October 1, 2008. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

The funds listed below paid the following management fees (inclusive of any performance fee adjustments and net of expenses paid by the Adviser or fee waivers) for the Investor Class for the most recent fiscal years:

	Fiscal Year Ended
FUND	June 30, 2008	December 31, 2008*	December 31, 2009	December 31, 2010
All American Equity Fund	$137,008	$16,201	$0	$33,477
Gold and Precious Metals Fund	$1,629,448	$620,304	$1,679,305	$2,623,518
World Precious Minerals Fund	$6,254,087	$1,719,946	$4,313,397	$7,997,705
Global Resources Fund	$9,303,615	$2,844,048	$4,330,651	$7,380,736
China Region Fund	$1,431,338	$269,103	$375,221	$632,939
Tax Free Fund	$0	$0	$0	$0
Near-Term Tax Free Fund	$0	$0	$0	$0
U. S. Government Securities Savings Fund	$1,115,479	$394,228	$202,045	$0
U.S. Treasury Securities Cash Fund	$489,483	$71,986	$0	$0

* For the six months ended December 31, 2008.

The funds listed below paid the following management fees (inclusive of any performance fee adjustments and net of expenses paid by the Adviser or fee waivers) for the Investor Class for the most recent fiscal years:

	Fiscal Year Ended
FUND	October 31, 2008	December 31, 2008*	December 31, 2009	December 31, 2010
Holmes Growth Fund	$572,815	$13,084	$231,629	$318,080
Global MegaTrends Fund	$244,407	$0	$155,764	$192,567
Eastern European Fund	$15,349,211	$566,203	$4,177,115	$4,716,190
Global Emerging Markets Fund	$420,020	$0	$7,627	$58,811

* For the two months ended December 31, 2008.

Prior to November 7, 2008, Charlemagne Capital (IOM) Limited (“CCIOM”) provided subadvisory services to the Eastern European Fund and Global Emerging Markets Fund. On November 7, 2008, the Adviser took over the day-to-day management of the funds. Effective November 7, 2008, the Adviser, in connection with the Eastern European Fund and Global Emerging Markets Fund, entered into an agreement with CCIOM whereby the Adviser paid a fee of 0.125% of average daily net assets, less a pro rata portion of fees reimbursed and waived, to CCIOM for providing nondiscretionary advisory services to the Adviser.

Effective October 1, 2010, the fee was reduced to $5,000 per month, which will convert back to an annual fee of 0.125% of average daily net assets, less a pro rata portion of fees reimbursed and waived, once certain conditions are met.

The Adviser paid CCIOM fees (net of any participation in expense reimbursement and fee waivers) of $7,903,708, $162,245, $441,121 and $421,021 for the fiscal years ended October 31, 2008, December 31, 2008 (two-month fiscal year), December 31, 2009, and December 31, 2010, respectively.

The Trust pays the Adviser a separate management fee for each fund in the Trust. The Adviser’s fee may be reduced if the assets of certain funds reach a certain level and this reduction is reflected in the Base Advisory Fee Schedule below. In addition, the Advisory fee for certain funds may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate as reflected in the Performance Fee Schedule below. The Advisory fee is paid monthly.

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BASE ADVISORY FEE SCHEDULE

NAME OF FUND	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS
All American Equity Fund	0.80%<$500,000,000; 0.75%> $500,000,000
Holmes Growth Fund	1.00%
Global MegaTrends Fund	1.00%
Gold and Precious Metals Fund	0.90% <$500,000,000; 0.85%> $500,000,000
World Precious Minerals Fund	1.00%<$500,000,000; 0.95% $500,000,001 - $1,000,000,000; 0.90%>$1,000,000,000
Global Resources Fund	0.95%<$500,000,000; 0.90% $500,000,001 - $1,000,000,000; 0.85%>$1,000,000,000
Eastern European Fund	1.25%
Global Emerging Markets Fund	1.375%
China Region Fund	1.25%
Tax Free Fund	0.75%<$250,000,000; 0.70%>$250,000,000
Near-Term Tax Free Fund	0.50%
U.S. Government Securities Savings Fund	0.50%<$250,000,000; 0.375%>$250,000,000
U.S. Treasury Securities Cash Fund	0.50%<$250,000,000; 0.375%>$250,000,000

The Adviser has voluntarily limited total fund operating expenses (exclusive performance fees, acquired fund fees, and expenses, extraordinary expenses, taxes, brokerage commissions and interest ) to not exceed 2.20% for the All American Equity Fund, 2.20% for the Holmes Growth Fund, 2.35% for the Global MegaTrends Fund, 1.90% for the Gold and Precious Metals Fund, 1.90% for the World Precious Minerals Fund, 1.90% for the Global Resources Fund, 2.85% for the Eastern European Fund, 3.15% for the Global Emerging Markets Fund, 2.55% for the China Region Fund, 0.70% for the Tax Free Fund, 0.45% for the Near-Term Tax Free Fund, 0.45% for the U.S. Government Securities Savings Fund, and 1.00% for the U.S. Treasury Securities Cash Fund. The Adviser can modify or terminate this arrangement at any time.

The Adviser has voluntarily agreed to waive fees and/or reimburse expenses for the U.S. Government Securities Savings Fund and the U.S. Treasury Securities Cash Fund to the extent necessary to maintain a certain minimum net yield for the fund, as determined by the Adviser with respect to the fund (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund’s net yield to fall below the fund’s previously determined Minimum Yield or the expenses to exceed the overall expense ratio limit in effect at the time of the waiver and/or reimbursement. This recapture could negatively affect the fund’s yield and expenses in the future.

The base advisory fee for the funds listed above may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate. The chart below reflects each fund’s base advisory fee, its relative benchmark, and hurdle rate.

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PERFORMANCE FEE SCHEDULE

	Base Advisory Fee	Benchmark	Hurdle Rate	Base Advisory Fee Range With Performance Fee Adjustment
All American Equity Fund	0.80%	S&P 500 Index	+/- 5%	0.55%-1.05%
Holmes Growth Fund	1.00%	S&P Composite 1500 Index	+/- 5%	0.75%-1.25%
Global MegaTrends Fund	1.00%	S&P 500 Index	+/- 5%	0.75%-1.25%
Gold and Precious Metals Fund	0.90%	FTSE Gold Mines Index	+/- 5%	0.65%-1.15%
World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	+/- 5%	0.75%-1.25%
Global Resources Fund	0.95%	Morgan Stanley Commodity Related Equity Index	+/- 5%	0.70%-1.20%
Eastern European Fund	1.25%	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	+/- 5%	1.00%-1.50%
Global Emerging Markets Fund	1.375%	MSCI Emerging Markets Net Total Return Index	+/- 5%	1.125%-1.625%
China Region Fund	1.25%	Hang Seng Composite Index		1.00%-1.50%
Tax Free Fund	0.75%	n/a		0.75%
Near-Term Tax Free Fund	0.50%	n/a		0.50%
Government Securities Savings Fund	0.50%	n/a		0.50%
Treasury Securities Cash Fund	0.50%	n/a		0.50%

The advisory fees for the Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund, and U.S. Treasury Securities Cash Fund do not have a performance fee adjustment.

A performance fee, or fulcrum fee, is designed to reward the Adviser for fund performance that exceeds a fund’s designated benchmark or penalize the Adviser for fund performance which is lower than a fund’s designated benchmark. A fund’s cumulative performance is compared to that of its designated benchmark over a rolling 12-month period.  When the difference between a fund’s performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate) there will be no adjustment to the base advisory fee.  This is often referred to as the null zone. If a fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25%. If a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%.  The chart reflects the minimum and maximum advisory fee applicable to each fund. Certain funds are subject to breakpoints in the base advisory fee as noted in the Base Advisory Fee Schedule section.

The investment advisory agreement will continue in effect from year to year with respect to a fund only if the agreement is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if it is assigned.

The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a “servicing fee” and other non-cash compensation for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These payments and compensation are in addition to the fees paid by the funds. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client fund shares. Additional cash payments may be made by the Adviser or Distributor to intermediaries that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediaries.

From time to time, the Adviser or U.S. Global Brokerage, Inc. may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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In addition to advising client accounts, the Adviser may invest in securities for their own accounts. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser invests in start-up companies in the natural resources or technology fields.

ADMINISTRATIVE SERVICES AGREEMENT

Under a separate written agreement, the Adviser provides day-to-day administrative services to the Trust including preparing compliance materials pursuant to Rule 38a-1 of the 1940 Act to improve overall compliance by the Trust and its various agents; arranging for the preparation and filing for the Trust of all required tax returns; preparing and filing the periodic updating of the Trust’s prospectus and statement of additional information; preparing and filing, or overseeing the preparation and filing of, any currently required or to be required reports filed with the Securities and Exchange Commission and other regulatory and self-regulatory authorities including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR, Form N-CSR, Form N-Q, Form N-PX, and notices pursuant to Rule 24f-2 under the 1940 Act; and preparing and filing any regulatory reports as required by any regulatory agency. Monthly, the Adviser receives an administrative fee from the funds for these services that is calculated at an average annual rate of 0.08% on the monthly average net asset of the Investor Class of each fund.

The Administrative Services Agreement was effective October 1, 2008. The funds paid the following administrative fees (net of expenses paid by the Adviser or fee waivers) for the Investor Class for the fiscal years indicated:

	Fiscal Year Ended
FUND	December 31, 2008*	December 31, 2009	December 31, 2010
All American Equity Fund	$3,408	$0	$13,218
Gold and Precious Metals Fund	$30,259	$170,257	$195,649
World Precious Minerals Fund	$62,904	$391,386	$539,524
Global Resources Fund	$112,737	$471,819	$570,757
China Region Fund	$8,111	$38,283	$41,785
Tax Free Fund	$0	$0	$0
Near-Term Tax Free Fund	$0	$0	$0
U. S. Government Securities Savings Fund	$77,022	$239,213	$0
U.S. Treasury Securities Cash Fund	$24,867	$0	$0

*For the six months ended December 31, 2008.

FUND	October 31, 2008	December 31, 2008*	December 31, 2009	December 31, 2010
Holmes Growth Fund	$2,588	$4,350	$27,646	$29,634
Global MegaTrends Fund	$1,879	$0	$21,014	$17,726
Eastern European Fund	$31,241	$46,528	$294,167	$345,907
Global Emerging Markets Fund	$925	$0	$9,132	$10,466

* For the two months ended December 31, 2008.

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust, and each of the fund classes, if applicable, pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors’ expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not “interested persons” of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the Mutual Fund Education Alliance or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

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DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and agent for distribution of the funds’ shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the funds’ shares, which are offered on a continuous basis.

U.S. Global Brokerage markets the fund and distributes each fund’s shares pursuant to a distribution agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners and other financial representatives for the sale of the funds’ shares. Following such sales, a fund will receive the net asset value per share. Pursuant to the Distribution Agreement, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement, prospectus and statement of additional information (SAI) under the 1933 Act and amendments for the issue of its shares, (ii) in connection with the registration and qualification of shares for sale in the various states in which the officers of the Trust shall determine to be advisable (including registering the Trust as a broker or dealer or any officers of the Trust as agent or salesperson in any state); (iii) of preparing, setting in type, printing and mailing any report or other communication to shareholders of the Trust in their capacity as such, and (iv) of preparing, setting in type, printing and mailing prospectuses, SAIs and any supplements thereto sent to existing shareholders.

The Investor Class of the Equity Funds has adopted a compensation Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the funds to pay no more than 0.25% to offset expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, and includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the funds, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto and fees paid to financial service firms related to the distribution of fund shares.  U.S. Global Brokerage will receive payment of 0.25% of a fund’s average daily net assets even if they spent less than this amount on distribution expenses.  Pursuant to the Distribution Plan, the Adviser is paid for certain sales related compensation bonuses paid by the Adviser to its employees for sales of fund shares. The Adviser pays a higher bonus to its employees for sales of the Holmes Growth Fund and the Global MegaTrends Fund. Notwithstanding the above and subject to and calculated in accordance with the Rules of Fair Practice of the NASD, if during any annual period the total of (i) the compensation payable to the distributor and (ii) amounts payable under the Trust’s Distribution Plan exceeds 0.25% of a fund’s average daily net assets, the distributor will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the fund’s average daily net assets.

The payment of compensation is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan. Expenses that the funds incur pursuant to the Distribution Plan are reviewed quarterly by the board of trustees. The Distribution Plan is reviewed annually by the board of trustees as a whole, and the trustees who are not “interested persons” as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan, the board of trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and considering their fiduciary duties, there is a reasonable likelihood that the Distribution Plan will benefit the funds and their shareholders. The Distribution Plan may be terminated with respect to a fund at any time by vote of a majority of the Qualified Trustees, or by a majority vote of the outstanding voting securities of the fund.

The Distribution Agreement and Distribution Plan continue in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Qualified Trustees of the Trust; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) day written notice by the Trust. For these purposes, the term “vote of a majority of the outstanding voting securities” is deemed to have the meaning specified in the 1940 Act and the rules enacted hereunder.

U.S. Global Brokerage, the principal underwriter for distribution of the funds’ shares, and its affiliated persons, including Frank Holmes, a trustee of the Trust, have a direct or indirect financial interest in the operation of the funds’ Distribution Plan and related Distribution Agreement.

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Expenses in connection with the Rule 12b-1 compensation plan for the fiscal year ended December 31, 2010, are set forth in the table below:

NAME OF FUND	ADVERTISING & LITERATURE	PROSPECTUS PRINTING	COMPENSATION TO BROKER- DEALERS	TRAVEL AND PROMOTION EXPENSES	COMPENSATION EXPENSE
All American Equity Fund	$42, 920	$1,844	$2,804	$2,375	$(2,955)
Holmes Growth Fund	$42,767	$1,956	$8,664	$7,281	$1,081
Global MegaTrends Fund	$57,722	$1,975	$21,525	$65,908	$14,157
Gold and Precious Metals Fund	$341,579	$8,214	$158,756	$124,230	$33,822
World Precious Minerals Fund	$361,732	$8,661	$749,254	$145,055	$46,963
Global Resources Fund	$580,419	$12,274	$947,375	$156,170	$78,841
Eastern European Fund	$194,235	$6,961	$627,698	$156,073	$43,746
Global Emerging Markets Fund	$41,851	$1,219	$8,331	$2,846	$(647)
China Region Fund	$113,107	$2,044	$38,661	$9,030	$17,788

U.S. Global Brokerage received $5,514,537, or 0.25% of each fund’s average daily net assets for the Investor Class for the fiscal year ended December 31, 2010.  This amount is more than the amount reflected in the chart above.

TRANSFER AGENCY AGREEMENT

The transfer agency agreement with the Trust provides for each fund to pay United Shareholder Services, Inc. (USSI) the following: an annual fee of $10,509.32 per cusip and $15.11 per account for the All American Equity Fund, the Holmes Growth Fund, the Global MegaTrends Fund, the Gold and Precious Metals Fund, the World Precious Minerals Fund, the Global Resources Fund, the Eastern European Fund, the Global Emerging Markets Fund, the China Region Fund; $15.13 per account for the Tax Free Fund and the Near-Term Tax Free Fund; and $21.20 per account for the U.S. Government Securities Savings Fund and the U.S. Treasury Securities Cash Fund. In addition, the funds will bear transaction-related expenses, other miscellaneous expenses, and out-of-pocket expenses. In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services, the Trust has adopted a Shareholder Services Plan. The Shareholder Services Plan provides that each fund shall pay a monthly fee up to one-twelfth (1/12) of 20 basis points (.0020%) of the value of the shares of the funds held in accounts at the institutions. These fees cover the usual transfer agency functions.

The Investor Class of the following funds paid the amounts below for transfer agency fees and expenses (net of expenses paid by the Adviser or fee waivers):

	Fiscal Year Ended
FUND	June 30, 2008	December 31, 2008*	December 31, 2009	December 31, 2010
All American Equity Fund	$114,632	$55,746	$107, 390	$100,795
Gold and Precious Metals Fund	$455,397	$227,436	$424,931	$461,547
World Precious Minerals Fund	$1,612,020	$662,987	$1,040,145	$1,285,566
Global Resources Fund	$2,687,220	$1,322,017	$1,563,541	$1,662,309
China Region Fund	$302,494	$117,339	$182,629	$171,997
Tax Free Fund	$0	$0	$20,153	$19,328
Near-Term Tax Free Fund	$0	$0	$0	$0
U.S. Government Securities Savings Fund	$525,735	$239,126	$362,921	$71,437
U.S. Treasury Securities Cash Fund	$414,961	$176,258	$87,091	$0

* For the six months ended December 31, 2008.

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The Investor Class of the following funds paid the transfer agency fees and expenses below:

	Fiscal Year Ended
FUND	October 31, 2008	December 31, 2008*	December 31, 2009	December 31, 2010
Holmes Growth Fund	$127,672	$19,828	$103,387	$95,497
Global MegaTrends Fund	$100,003	$19,056	$100,216	$39,707
Eastern European Fund	$2,057,712	$165,304	$962,616	$1,019,185
Global Emerging Markets Fund	$125,581	$14,572	$77,205	$69,833

* For the two months ended December 31, 2008.

ACCOUNTING AND CUSTODY AGREEMENT

Brown Brothers Harriman & Co., an independent service provider, provides the funds with bookkeeping, accounting, and custody services and determines the daily net asset value for each of the funds.  For the most recent fiscal years, the Investor Class of the funds paid the following amounts for bookkeeping and accounting services (net of fee waivers):

	Fiscal Year Ended
FUND	June 30, 2008	December 31, 2008*	December 31, 2009	December 31, 2010
All American Equity Fund	$31,004	$14,077	$11,753	$20,500
Gold and Precious Metals Fund	$164,466	$74,215	$68,484	$100,613
World Precious Minerals Fund	$501,330	$143,959	$115,848	$229,919
Global Resources Fund	$696,173	$232,518	$131,843	$238,436
China Region Fund	$109,404	$32,190	$25,302	$42,300
Tax Free Fund	$37,189	$19,673	$24,338	$36,051
Near-Term Tax Free Fund	$36,276	$18,026	$26,028	$42,243
U.S. Government Securities Savings Fund	$78,666	$34,670	$32,669	$37,159
U.S. Treasury Securities Cash Fund	$25,828	$12,930	$12,576	$19,838

* For the six months ended December 31, 2008.

FUND	October 31, 2008	December 31, 2008*	December 31, 2009	December 31, 2010
Holmes Growth Fund	$46,915	$5,108	$15,466	$26,700
Global MegaTrends Fund	$40,103	$5,873	$18,914	$32,814
Eastern European Fund	$563,828	$40,056	$86,225	$155,000
Global Emerging Markets Fund	$56,802	$5,499	$16,791	$30,700

* For the two months ended December 31, 2008.

PORTFOLIO MANAGERS

COMPENSATION FOR FRANK HOLMES, JOHN DERRICK, RALPH ALDIS, BRIAN HICKS, EVAN SMITH,  TIM STEINLE,  JACK DZIERWA and MICHAEL DING

The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers consists of the following:

BASE SALARY. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager’s experience and responsibilities.

MONTHLY AND QUARTERLY BONUSES. The bonuses are primarily driven by assets under management and performance of the funds. Bonuses are awarded only if the fund performance is within certain percentiles of each fund’s Lipper peer group or is awarded certain rankings by third-party ranking services. The following is the Lipper peer group for each of the funds: China Region Fund - Lipper China Region Funds; All American Equity Fund-Lipper Large-Cap Core Funds; Holmes Growth Fund and Global MegaTrends Fund —Lipper Multi-Cap Core Funds; Gold and Precious Metals and World Precious Minerals Fund-Lipper Precious Metals Funds;  Global Resources Fund-Lipper Global Natural Resources Funds; Tax Free Fund-Lipper General Municipal Debt Funds; Near-Term Tax Free Fund-Lipper Short-Intermediate Municipal Debt Funds; Government Securities Savings Fund -Lipper U.S. Government Money Market Funds; Treasury Securities Cash Fund-Lipper U.S. Treasury Money Markets Funds. The portfolio

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managers serving on investment teams providing advisory services to accounts with performance-based fees may receive a discretionary bonus.

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.

Frank Holmes receives a base salary, a percentage of the monthly and quarterly bonuses paid to the other portfolio managers, an annual bonus based upon the Adviser’s operational earnings, an annual bonus based upon the performance of the Adviser’s own investment account, and a quarterly advisory fee bonus for the management of two offshore accounts.

The Adviser manages two other accounts that pay a performance-based fee which could result in a higher fee than the management of the funds. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

PORTFOLIO MANAGER: FRANK E. HOLMES

OTHER MANAGED ACCOUNTS AS OF 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$46,866,388	2	$46,866,388
Other accounts	1	$10,679,611	1	$10,679,611

Mr. Holmes also manages the Adviser’s own investment account and earns a bonus based on the performance of the investments. The payment of a bonus may create an incentive to give preferential treatment to the Adviser’s own account. The Adviser has adopted trade allocation procedures and a code of ethics designed to address this potential conflict.

OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
All American Equity Fund	$10,001-$50,000
Holmes Growth Fund	Over $1,000,000
Global MegaTrends	$100,001-$500,000
Gold and Precious Metals Fund	$10,001-$50,000
World Precious Minerals Fund	$50,001-$100,000
Global Resources Fund	$10,001-$50,000
Eastern European Fund	$10,001-$50,000
Global Emerging Markets Fund	$10,001-$50,000
China Region Fund	$10,001-$50,000
Tax Free Fund	Over $1,000,000
Near-Term Tax Free Fund	Over $1,000,000

PORTFOLIO MANAGER: JOHN DERRICK

OTHER MANAGED ACCOUNTS AS OF 12/31/20010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

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OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/10
All American Equity Fund	$50,001-$100,000
Holmes Growth Fund	$100,001-$500,000
Global MegaTrends Fund	$10,001-$50,000
Eastern European Fund	$10,001-$50,000
Global Emerging Markets Fund	$10,001-$50,000
Tax Free Fund	$50,001-$100,000
Near-Term Tax Free Fund	$50,001-$100,000

PORTFOLIO MANAGER: BRIAN HICKS

OTHER MANAGED ACCOUNTS AS OF 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$46,866,388	2	$46,866,388
Other accounts	0	$0	0	$0

OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Global Resources Fund	$100,001-$500,000
Global MegaTrends Fund	$1-$10,001

PORTFOLIO MANAGER: EVAN SMITH

OTHER MANAGED ACCOUNTS AS OF 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$46,866,388	2	$46,866,388
Other accounts	0	$0	0	$0

OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Global Resources Fund	$100,001-$500,000
Global MegaTrends Fund	$1-$10,001

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PORTFOLIO MANAGER: RALPH ALDIS

OTHER MANAGED ACCOUNTS AS OF 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$46,866,388	2	$46,866,388
Other accounts	0	$0	0	$0

OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Gold and Precious Metals Fund	$100,001-$500,000
World Precious Minerals Fund	$100,001-$500,000

PORTFOLIO MANAGER: TIM STEINLE

OTHER MANAGED ACCOUNTS AS OF 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Eastern European Fund	$10,001-$50,000
Global Emerging Markets Fund	$1-$10,000

PORTFOLIO MANAGER: JACK DZIERWA

OTHER MANAGED ACCOUNTS AS OF 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Global MegaTrends Fund	$1-$10,000

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PORTFOLIO MANAGER: MICHAEL DING

OTHER MANAGED ACCOUNTS AS OF 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Global Emerging Markets Fund	$1-$10,001
China Region Fund	$1-$10,001

BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities for the funds and placing the funds’ securities transactions and negotiation of commission rates, where applicable are made by the Adviser and are subject to review by the board of trustees. The Adviser seeks best execution for a fund taking into account various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided - viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the board of trustees will review the commissions paid by each fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser will not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. Research services and products may be useful to the Adviser in providing investment advice to other clients they advise. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

The funds may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, the funds generally intend to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Tax Free Fund and Near-Term Tax Free Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

The brokerage fees paid by the following funds for the most recent fiscal years were as follows:

	Fiscal Year Ended
	June 30, 2008	December 31,2008*	December 31, 2009	December 31, 2010
All American Equity Fund	$130,392	$107,900	$206,812	$165,964
Gold and Precious Metals Fund	$768,724	$873,077	$1,494,752	$1,580,016
World Precious Minerals Fund	$3,211,890	$1,406,293	$2,417,880	$3,569,237
Global Resources Fund	$6,397,597	$3,622,973	$4,713,599	$4,438,248
China Region Fund	$1,110,378	$314,440	$686, 887	$601,629

* For the six months ended December 31, 2008.

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The brokerage fees paid by the following funds for the most recent fiscal periods were as follows:

	Fiscal Year Ended
	October 31, 2008	December 31,2008*	December 31,2009	December 31, 2010
Holmes Growth Fund	$232,869	$29,040	$254,661	$202,752
Global MegaTrends Fund	$136,167	$32,975	$108,209	$111,883
Eastern European Fund	$3,137,847	$159,426	$1,569,106	$1,828,379
Global Emerging Markets Fund	$153,922	$10,859	$79,390	$113,819

* For the two months ended December 31, 2008.

During the fiscal year ended December 31, 2010, the following funds paid approximately $219,825 in brokerage commissions to firms that provided research services to the Adviser. These trades involved approximately $125,495,875 in principal value. The brokerage fees paid in this manner for each fund were as follows:

	COMMISSIONS	PRINCIPAL VALUE
All American Equity Fund	$340	$122,907
Holmes Growth Fund	$1,540	$483,645
Global MegaTrends Fund	$2,020	$761,991
Gold and Precious Metals Fund	$23,064	$11,517,623
World Precious Minerals Fund	$62,032	$23,412,555
Global Resources Fund	$96,897	$66,503,392
Eastern European Fund	$33,157	$22,288,948
Global Emerging Markets Fund	$775	$404,814
China Region Fund	$0	$0
Total	$219,825	$125,495,875

TRADE AGGREGATION AND ALLOCATION PROCEDURES

The Adviser has adopted Trade Aggregation and Allocation Procedures (the “Procedures”) under which the Adviser may aggregate client (including the Funds) purchase or sale orders and may also aggregate orders for the Adviser’s own account to achieve more efficient execution, lower per share brokerage costs, and in the aggregate, better prices. The Adviser’s Procedures are designed to ensure that each of the Adviser’s clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser’s duty of best execution and with the client’s investment objectives, account guidelines and other objective criteria, (ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.

Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant to the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the Funds’ ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The following information supplements the discussion of how to buy fund shares as discussed in the prospectus.

Shares of each fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using securities, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the fund

44

and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such “in kind” purchase, the following conditions will apply:

1.     The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid.

2.     Securities of the same issuer must already exist in the fund’s portfolio.

3.     The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or NASDAQ-AMEX.

4.     Any securities so acquired by the fund shall not comprise over 5% of the fund’s net assets at the time of such exchange.

5.     No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States.

6.     The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an “in kind” purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section entitled Net Asset Value in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under federal and state law of making such an “in kind” purchase.

ADDITIONAL INFORMATION ON REDEMPTIONS

WIRE REDEMPTIONS - TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. When shares of the Treasury Securities Cash Fund and Government Securities Savings Fund are redeemed by wire, proceeds will normally be wired on the next business day after receipt of the telephone instruction. To place a request for a wire redemption, the shareholder may instruct USSI by telephone (if this option was elected on the application accompanying the prospectus and bank wire instructions are established), or by mailing instructions with a signature guarantee to U.S. Global Investors Funds, P.O. Box 659405, San Antonio, Texas 78265-9604. A bank processing fee for each bank wire will be charged to the shareholder’s account. The shareholder may change the account that has been designated to receive amounts withdrawn under this procedure at any time by writing to USSI with signature(s) guaranteed as described in the prospectus. Further documentation will be required to change the designated account when shares are held by a corporation or other organization, fiduciary or institutional investor.

CHECK REDEMPTIONS - TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. Upon receipt of a completed application indicating election of the check-writing feature, shareholders will be provided with a free supply of temporary checks. A shareholder may order additional checks for a nominal charge.

The check writing withdrawal procedure enables a shareholder to receive dividends declared on the shares to be redeemed until the check is processed. If a check for the balance of the account is presented for payment, the dividends will close out and generate a dividend check, and the account will be closed. If there are not sufficient shares to cover a check, the check will be returned to the payee and marked “insufficient funds.” Checks written against shares which have been in the account less than 10 business days and were purchased by check or ACH will be returned as uncollected funds. A shareholder may avoid this 10-business-day requirement by purchasing by bank wire.

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The Trust reserves the right to terminate generally, or alter generally, the check writing service or to impose a service charge upon 30 days’ prior notice to shareholders.

REDEMPTION IN KIND. The Declaration of Trust permits the right to redeem funds shares in cash or in kind. However, the Holmes Growth Fund, the Global MegaTrends Fund, the Gold and Precious Minerals Fund, the Eastern European Fund, the Global Emerging Markets Fund and the China Region Fund have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of these funds solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of these funds receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund. Redemptions in kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may not suspend redemption privileges, or postpone the date of payment for more than seven days after the redemption order is received, except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

FEDERAL INCOME TAXES

TAXATION OF THE FUNDS - IN GENERAL

Each fund has elected and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Accordingly, no fund will be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a fund distributes each taxable year at least the sum of (i) 90% of the fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of a fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each fund intends to distribute substantially all of such income each year. A fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

To qualify as a regulated investment company, each fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“90% test”); and (b) satisfy certain diversification requirements at the close of each quarter of the fund’s taxable year. The requirements for qualification as a regulated investment company may significantly limit the extent to which a fund may invest in some investments, including certain commodity exchange-traded funds and commodity-linked investments. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to shareholders, the Tax Free Fund and Near-Term Tax Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, local and other obligations the interest of which is exempt from federal income tax under section 103(a) of the Code. The Tax Free and Near-Term Tax Free Funds intend to satisfy this requirement.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to at least the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the fund of the respective balance from the preceding calendar year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Tax Free and Near-Term Tax Free Funds. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.

46

TAXATION OF THE FUNDS’ INVESTMENTS

Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. The funds’ capital gains and losses are determined only at the end of each fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The loss carryforwards and related expiration dates for each fund listed below, as of December 31, 2010, are as follows:

	Expiration Date
FUND	2011	2012	2013	2014	2015
All American Equity Fund	$—	$—	$—	$—	$—
Holmes Growth Fund	$—	$—	$—	$—	$—
Global MegaTrends Fund	$—	$—	$—	$—	$7,656,370
Gold and Precious Metals Fund	$—	$—	$—	$—	$—
World Precious Minerals Fund	$—	$—	$—	$—	$—
Global Resources Fund	$—	$—	$—	$—	$—
Eastern European Fund	$—	$—	$—	$—	$—
Global Emerging Markets Fund	$—	$—	$—	$—	$3,474,958
China Region Fund	$—	$—	$—	$—	$—
Tax Free Fund	$25,127	$421,236	$—	$—	$—
Near-Term Tax Free Fund	$46,218	$33,686	$2,760	$202,719	$2,488
U.S. Government Securities Savings Fund	$—	$—	$—	$—	$—
U.S. Treasury Securities Cash Fund	$—	$—	$—	$—	$—

	Expiration Date
FUND	2016	2017	2018	Total
All American Equity Fund	$899,593	$2,923,917	$—	$3,823,510
Holmes Growth Fund	$—	$4,410,934	$—	$4,410,934
Global MegaTrends Fund	$5,994,166	$995,675	$—	$14,646,211
Gold and Precious Metals Fund	$—	$—	$—	$—
World Precious Minerals Fund	$26,243,323	$65,119,274	$—	$91,362,597
Global Resources Fund	$91,976,938	$313,223,879	$—	$405,200,817
Eastern European Fund	$83,605,572	$257,523,539	$15,445,946	$356,575,057
Global Emerging Markets Fund	$2,965,929	$5,814,949	$—	$12,255,836
China Region Fund	$15,020,267	$—	$—	$15,020,267
Tax Free Fund	$10,697	$—		$457,060
Near-Term Tax Free Fund	$112	$722	$2,532	$291,237
U.S. Government Securities Savings Fund	$—	$—	$—	$—
U.S. Treasury Securities Cash Fund	$—	$—	$—	$—

	POST	POST
	OCTOBER 31, 2010,	OCTOBER 31, 2010
FUND	CAPITAL LOSS DEFERRAL	CURRENCY LOSS DEFERRAL
Holmes Growth Fund	$—	$314
Global MegaTrends Fund	$202,556	$—
Gold and Precious Metals Fund	$—	$29,380
World Precious Minerals Fund	$1,430,147	$—
Eastern European Fund	$—	$59,553
Global Emerging Markets Fund	$—	$2,448
Tax Free Fund	$171	$—

The amounts above, in accordance with federal income tax rules, are deemed to have occurred on January 1, 2011.

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A fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund’s income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.

For federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the fund for federal income tax purposes, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. Because a fund will not receive a cash payment of interest, in order to satisfy the distribution requirements, a fund may have to sell other securities at a time when it might otherwise have continued to hold them. Original issue discount with respect to tax-exempt obligations generally will be excluded from a fund’s taxable income, although such discount will be included in gross income for purposes of the 90% test described above. Original issue discount is accrued and added to the adjusted tax basis of the securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined based on a constant yield to maturity, which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount. In addition, to the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently under the original issue discount rules even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

Debt securities may be purchased by a fund at a discount that exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This discount represents market discount for federal income tax purposes. To the extent that a fund purchases debt securities (including tax exempt bonds) at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will generally be treated as taxable interest income to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

A fund whose portfolio is subject to the market discount rules may be required to defer the deduction of part or all of any direct interest expense incurred to purchase or carry any debt security (other than a tax exempt obligation) having market discount, unless the fund makes the election to include market discount in income currently.

The funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund’s adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and reduces the fund’s basis in the securities, and generally, must be amortized under a constant yield method.

A fund’s investment in lower-rated or unrated debt securities may present issues for the fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

If a fund owns shares in a foreign corporation that is a “passive foreign investment company” for U.S. federal income tax purposes and that fund does not elect alternative tax treatment, that fund may be subject to U.S. federal income tax on part of any “excess distribution” it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a “passive foreign investment company” will not lead to any deduction or credit to the fund or any shareholder. Rather than being taxed on passive foreign investment company income as discussed above, a fund may be eligible to elect alternative tax treatment. If the fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the fund may be required to include its share of the passive foreign investment company’s ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

In addition, another election may be available that would involve marking-to-market the fund’s shares in a passive foreign investment company at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election is available and is made, federal income tax at the fund level under the passive

48

foreign investment company rules would generally be eliminated, but the fund could, in limited circumstances, incur nondeductible interest charges. A fund’s intention to qualify annually as a regulated investment company may limit its options with respect to shares in a passive foreign investment company.

A fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the fund, defer the fund’s losses and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

If an option which a fund has written expires on its stipulated expiration date, the fund recognizes a short-term capital gain. If a fund enters into a closing purchase transaction with respect to an option which the fund has written, the fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which a fund has written is exercised, the fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

If an option which a fund has purchased expires on the stipulated expiration date, the fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The amount of any realized gain or loss on closing out options on certain stock indices will result in a capital gain or loss for federal income tax purposes. Such options held by a fund at the end of each fiscal year on a broad-based stock index generally are treated under the Code as “Section 1256 contracts” and will be required to be “marked-to-market” for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by a fund may also be Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by a fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

A fund’s investments in REITs may result in the fund’s receipt of cash in excess of the REIT’s earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income (see “Taxation of the Shareholder” below). The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under a notice issued by the Internal Revenue Service, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

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TAXATION OF THE SHAREHOLDER

Shareholders will be subject to federal income taxes on distributions made by a fund (other than distributions of exempt-interest dividends paid by the Tax Free Fund or Near-Term Tax Free Fund), whether received in cash or additional shares of the fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2013, distributions of “qualified dividend income,” as such term is defined in section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of the fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2012 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income. Dividends paid by a fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on most REITs and on stocks of foreign issuers that are held by a fund are not eligible for the dividends received deduction when distributed to the fund’s corporate shareholders. Since none of the net investment income of the Tax Free Fund, Near-Term Tax Free Fund, U.S. Treasury Securities Cash Fund or U.S. Government Securities Savings Fund is expected to arise from dividends on common or preferred stock, none of the funds’ distributions are expected to be treated as qualified dividend income or qualify for the 70% corporate dividends received deduction.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a fund’s shareholders to be treated as qualified dividend income, the fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of stock of a foreign corporation that is readily tradeable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

As discussed above, the Tax Free Fund and Near-Term Tax Free Fund intend to satisfy the requirements in order to pay exempt-interest dividends. If the Tax Free Fund and Near- Term Tax Free Fund satisfy the requirements, to the extent that the Tax Free Fund’s and Near-Term Tax Free Fund’s dividends distributed to shareholders are derived from interest income exempt from federal income tax under section 103(a) of the Code and are designated as “exempt-interest dividends” by the funds, they will be excludable from a shareholder’s gross income for federal income tax purposes. Shareholders who are recipients of social security benefits should be aware that exempt-interest dividends received from the funds are includable in their “modified adjusted gross income” for purposes of determining the amount of such social security benefits, if any, that are required to be included in their gross income.

All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Tax Free Fund and Near-Term Tax Free Fund invest primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January.

Distributions by a fund, other than the Treasury Securities Cash Fund and the Government Securities Savings Fund, will result in a reduction in the net asset value of fund shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an

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investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the fund shares just before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. The gain or loss will generally be long term if the shares were held more than one year and short term if the shares were held less than one year. It is unlikely that shareholder will recognize a gain or loss on redemptions or exchanges of shares of the Treasury Securities Cash Fund or Government Securities Savings Fund since each seeks to maintain a stable share price. If a shareholder of the Tax Free Fund or the Near-Term Tax Free Fund receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder

The Tax Free Fund and the Near-Term Tax Free Fund may invest in private activity bonds. Interest on private activity bonds is generally subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as “tax preference items”). Interest from private activity bonds is one of the tax preference items that is added into income from other sources for purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Adviser’s nor the Trust’s counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax Free Fund or Near-Term Tax Free Fund will generally not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Each fund is required in certain circumstances to withhold federal income tax (“backup withholding”) at a current rate of 28% on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the fund’s shares, paid to certain shareholders who do not furnish the fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of a fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of a fund beginning before January 1, 2012, the fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the fund. A fund may choose not to designate such amounts.

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CURRENCY FLUCTUATIONS - “SECTION 988” GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues income or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a fund’s net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his fund shares. To the extent that such distributions exceed such shareholder’s basis, they will be treated as a gain from the sale of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create “straddles” for U.S. federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities. The fund may also be required to “mark-to-market” certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES

Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

Under the Code, if more than 50% of the value of a fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to “pass-through” to the fund’s shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the fund’s taxable year whether the foreign taxes paid by the fund will “pass-through” for that year and, if so, such notification will include the shareholder’s proportionate share of foreign source income and foreign taxes paid.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to “passive income,” which includes, among other types of income, dividends and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and statement of additional information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian, fund accountant and administrator for all funds of the Trust described in this Statement of Additional Information. With respect to the funds that own foreign securities, Brown Brothers Harriman & Co. may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust.

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DISTRIBUTOR

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2010, are hereby incorporated by reference from the funds’ 2010 Annual Report to Shareholders dated December 31, 2010. A copy of the financial statement will be provided, free of charge, upon request to U.S. Global Investors, Inc., P.O. Box 659405, San Antonio, Texas 78265-9604, 1-800-873-8637 or 210-308-1234.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

KPMG LLP, 60 South Street, Boston, Massachusetts 02111, serves as the independent registered public accounting firm for the Trust. The independent registered public accounting firm audits and reports on the funds’ annual financial statements, reviews certain regulatory reports and the funds’ federal income tax returns, and may perform other professional accounting, auditing, tax, and advisory services to the extent approved by the Audit Committee of the Trust. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois, 60601, serves as legal counsel to the Trust and to the independent trustees of the Trust.

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Institutional Class Shares
Prospectus
May 1, 2011

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

U.S. Global Investors Funds

Infrastructure Fund
Global MegaTrends Fund (MEGIX)

Gold and Natural Resources Funds
World Precious Minerals Fund (UNWIX)
Global Resources Fund (PIPFX)

Summary Section Infrastructure Fund	1
Global MegaTrends Fund	1

Summary Section Gold and Natural Resources Funds	4
World Precious Minerals Fund	4
Global Resources Fund	7

Investment Objectives, Principal Investment Strategies and Related Risks	10
Global MegaTrends Fund	10
World Precious Minerals Fund	12
Global Resources Fund	12

Common Investment Practices and Related Risks	15

Portfolio Holdings	16

Fund Management	16

Shareholder Information	17
Opening an Account	17
Funding an Account	18
Minimum Investment	18

How to Purchase, Redeem and Exchange Shares	18

Important Shareholder Information	19

Distributions and Taxes	22

Financial Highlights	23

SUMMARY SECTION

Global MegaTrends Fund

INVESTMENT OBJECTIVE

The Global MegaTrends Fund’s primary objective is to seek long-term capital appreciation and its secondary objective is earning income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee	1.00%
Distribution and/or service (12b-1) fees	None
Other expenses	7.09%
Acquired fund fees and expenses	0.00%
Total annual fund operating expenses	8.09%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It is based on net expenses before giving effect to any performance adjustment. The example assumes that you invest $10,000 in the Institutional Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:

1 Year	3 Years	5 Years	10 Years
$807	$2,326	$3,754	$6,954

If you do not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$797	$2,316	$3,744	$6,944

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 104% for the fiscal year ended December 31, 2010.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

In selecting securities for the fund, the Adviser makes “top-down” market allocations by identifying significant long-term “megatrends” in the global economy. Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns. The industrialization and urbanization that is currently occurring in many emerging markets has generated tremendous demand for basic infrastructure services, which is the major global megatrend in which the fund is actively investing.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

Under normal market conditions, the Global MegaTrends Fund will invest in equity and equity-related securities of companies of all sizes from all areas of the world. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

Under normal market conditions, the Global MegaTrends Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies that are domiciled in one country but are economically tied to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company’s principal operations are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

1

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

PRINCIPAL RISKS

•      Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•      Market Risk.  The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•      Portfolio Management Risk.  The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives.  The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

•      Growth Stock Risk.  Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

•      Sector Risk.  The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

•      Foreign Securities Risk/Emerging Markets Risk.  The fund’s investments in foreign securities are subject to special risks.  The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country.  These risks are generally intensified in emerging markets.  The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.

On October 1, 2007, the Adviser took over the day-to-day management of the fund from the previous subadviser, and on November 27, 2002, the investment strategy was changed to its current focus. Consequently, prior period performance may have been different if the Adviser had been managing the fund.

Annual Total Returns (as of December 31 each year)*

Global MegaTrends Fund

*                 Institutional Class shares had less than one year of operating history for the year ended December 31, 2010. The returns shown for all periods are the returns of Investor Class shares of the fund. Investor Class shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Institutional Class shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Institutional Class shares and Investor Class shares. If differences in expenses had been reflected, the returns shown would be higher.

Best quarter shown in the bar chart above: 26.76% in the second quarter of 2009.

Worst quarter shown in the bar chart above: (26.59)% in the third quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2010)

	1Year	5 Years	10 Years
Global MegaTrends Fund Return Before Taxes	8.43%	(0.68)%	0.27%

Return After Taxes on Distributions	8.54%	(1.08)%	(0.18)%

Return After Taxes on Distributions and Sale of Fund Shares	5.62%	(0.47)%	0.20%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	5.77%	6.80%	N/A

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. John Derrick, Mr. Jack Dzierwa, Mr. Evan Smith and Mr. Brian Hicks. Mr. Holmes has served as Chief Executive Officer of the fund since 1996 and Chief Investment Officer of the fund since 1999, Mr. Derrick has served as a portfolio manager of the fund since 2007, Mr. Dzierwa has served as a portfolio manager of the fund since 2009, and Mr. Smith and Mr. Hicks have served as portfolio managers of the fund since 2011.

PURCHASE AND SALE OF FUND SHARES

If you are an eligible investor, you may purchase shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604. Shares may be redeemed on any day the NAV per share is calculated.

Eligible investors for the Institutional Class include the following:

•      Institutional and individual retail investors with a minimum investment of $5  million who purchase through certain broker-dealers  or directly from the fund; and

•      Registered investment advisors investing directly with the fund or who trade through platforms approved by the Adviser and whose clients’ assets in the aggregate meet the $5  million minimum investment.

You are not an eligible investor if you do not independently meet the minimum investment amount. If you are holding shares through an omnibus account, you may not aggregate your shares with the shares of other omnibus account shareholders in order to meet the Institutional Class eligibility requirements.

Minimum Initial Investment

•      $5 million

Minimum Subsequent Investment

•      None

The fund reserves the right to waive or modify the above eligibility and minimum investment requirements at any time.

The fund also reserves the right to redeem or to convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3

World Precious Minerals Fund

INVESTMENT OBJECTIVE

The World Precious Minerals Fund seeks long-term growth of capital plus protection against inflation and monetary instability.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee	0.99%
Distribution and/or service (12b-1) fees	None
Other expenses	14.20%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	15.20%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It is based on net expenses before giving effect to any performance adjustment. The example assumes that you invest $10,000 in the Institutional Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:

1 Year	3 Years	5 Years	10 Years
$1,452	$3,911	$5,894	$9,329

If you do not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$1,442	$3,901	$5,884	$9,319

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 68% for the fiscal year ended December 31, 2010.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally engaged in the exploration for, or mining and processing of, precious minerals such as gold, silver, platinum group, palladium and diamonds. The fund may invest in these precious minerals directly and/or in equity and equity-related securities, such as exchange-traded funds, that represent interests in, or related to, these precious minerals. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund also participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).

The fund may invest in warrants to gain exposure to individual securities in the gold and precious minerals sector over the long term. Warrants allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The fund may also receive warrants when it participates in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of a company.

The fund focuses on selecting junior and intermediate exploration companies from around the world. Junior exploration companies typically have small market capitalization and no source of steady cash flow, and their growth generally comes from a major mining discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The volatility of these smaller mining companies is typically greater than that of senior producers.

In making security selections for junior and intermediate mining investments, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to a rising commodity price. The Adviser’s stock selection process for established mining companies looks to identify companies with robust reserve growth profiles and strong cash flows.

The fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from goods

4

produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Although the fund has greater latitude to invest its assets in different precious minerals or metals stocks, it currently has significant investments in gold sector stocks. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

PRINCIPAL RISKS

•      Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•      Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•      Portfolio Management Risk.The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives.  There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

•      Foreign Securities Risk/Emerging Markets Risk. The fund’s investments in foreign securities are subject to special risks.  The fund’s returns and share price may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country.  These risks are generally intensified in emerging markets.  The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•      Industry Concentration Risk.  The fund concentrates its investments in precious minerals.  The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.  The fund invests in securities that typically respond to changes in the price of gold and other precious minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time.  Therefore, the fund may be more volatile than other types of investments.

•      Junior and Intermediate Mining Companies Risk.  The fund focuses its investments in junior and intermediate exploration companies.  The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

•      Non-Diversification Risk.  The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies.  This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

•      Price Volatility Risk.  The value of the fund’s shares may fluctuate significantly.

•      Growth Stock Risk.  Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

•      Options Risk.  Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund.  An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities.

•      Warrants Risk.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments.  If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

•      Restricted Security Risk.  The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer.  These investments may involve a high degree of business and financial risk.  The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

•      Gold and Precious Minerals Risk.  The fund may invest in gold and precious minerals directly and is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if the fund derives more than 10% of its gross income from its investment in gold and precious metals. Failure to qualify as a as a regulated investment company would result in adverse tax consequences to the fund and its shareholders.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.

5

Annual Total Returns (as of December 31 each year)*

World Precious Minerals Fund

*                 Institutional Class shares had less than one year of operating history for the year ended December 31, 2010. The returns shown for all periods are the returns of Investor Class shares of the fund. Investor Class shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Institutional Class shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Institutional Class shares and Investor Class shares. If differences in expenses had been reflected, the returns shown would be higher.

Best quarter shown in the bar chart above: 49.72% in the first quarter of 2002.

Worst quarter shown in the bar chart above: (38.70)% in the third quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
World Precious Minerals Fund Return Before Taxes	45.38%	19.40%	28.40%

Return After Taxes on Distributions	39.30%	15.09%	25.15%

Return After Taxes on Distributions and Sale of Fund Shares	29.46%	14.53%	24.19%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	33.94%	13.89%	23.45%

After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. Ralph Aldis. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2001.

PURCHASE AND SALE OF FUND SHARES

If you are an eligible investor, you may purchase shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604. Shares may be redeemed on any day the NAV per share is calculated.

Eligible investors for the Institutional Class include the following:

•      Institutional and individual retail investors with a minimum investment of $5 million who purchase through certain broker-dealers or directly from the fund; and

•      Registered investment advisors investing directly with the fund or who trade through platforms approved by the Adviser and whose clients’ assets in the aggregate meet the $5 million minimum investment.

You are not an eligible investor if you do not independently the minimum investment amount. If you are holding shares through an omnibus account, you may not aggregate your shares with the shares of other omnibus account shareholders in order to meet the Institutional Class eligibility requirements.

Minimum Initial Investment

•      $5 million

Minimum Subsequent Investment

•      None

The fund reserves the right to waive or modify the above eligibility and minimum investment requirements at any time.

The fund also reserves the right to redeem or to convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Global Resources Fund

INVESTMENT OBJECTIVE

The Global Resources Fund seeks long-term growth of capital plus protection against inflation and monetary instability.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee	0.96%
Distribution and/or service (12b-1) fees	None
Other expenses	0.78%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.75%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It is based on net expenses before giving effect to any performance adjustment. The example assumes that you invest $10,000 in the Institutional Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:

1 Year	3 Years	5 Years	10 Years
$188	$561	$959	$2,072

If you do not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 145% for the fiscal year ended December 31, 2010.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population.

The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the fund will invest at least 80% of its net assets in equity and equity-related securities of companies involved in the natural resources industries, which include, among others, the following industries: natural gas, integrated oil companies, oil and gas drilling, oil and gas exploration and production, oil and gas refining, oilfield equipment/services, aluminum, chemicals, diversified metals and coal mining, gold and precious metals, iron and steel, paper and forest products, and uranium.

The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund also participates in private placements, initial public offerings (IPOs) and long-term equity anticipation securities (LEAPS).

The fund may receive warrants when it participates in a private placement. The warrants are provided by the issuer of the private placement as an incentive for investing in the initial financing of the company. The holder of a warrant has the right, until the warrant expires, to sell the warrant or to purchase a given number of shares of a particular issue at a specified price.

For its “bottom-up” selection strategy, the Adviser looks at a company’s relative rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser also considers relative valuation multiples to earnings and cash flow, expected net asset value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital.

The fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

7

PRINCIPAL RISKS

•      Main Risk.  As with all mutual funds, loss of money is a risk of investing in the fund.

•      Market Risk.  The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•      Portfolio Management Risk.  The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives.  There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

•      Foreign Securities Risk/Emerging Markets Risk.  The fund’s investments in foreign securities are subject to special risks.  The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in a particular country.  These risks are generally intensified in emerging markets.  The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•      Industry Concentration Risk.  The fund concentrates its investments in the natural resources industries and may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.  The fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil producing countries.  Increased environmental regulations and limitations on production may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests.  The value of these companies is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

•      Non-Diversification Risk.  The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies.  This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

•      Price Volatility Risk.  The value of the fund’s shares may fluctuate significantly.

•      Growth Stock Risk.  Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

•      Options Risk. Investing in options, LEAPS, and other instruments with option-type elements (“options”) may increase the volatility and/or transaction expenses of the fund.  An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities.

•      Warrants Risk.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments.  If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant, if any.

•      Restricted Security Risk.  The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer.  These investments may involve a high degree of business and financial risk.  The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.

Annual Total Returns (as of December 31 each year)*

Global Resources Fund

*                 Institutional Class shares had less than one year of operating history for the year ended December 31, 2010. The returns shown for all periods are the returns of Investor Class shares of the fund. Investor Class shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Institutional Class shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Institutional Class shares and Investor Class shares. If differences in expenses had been reflected, the returns shown would be higher.

Best quarter shown in the bar chart above: 35.85% in the fourth quarter of 2003.

Worst quarter shown in bar chart above: (45.81)% in the third quarter of 2008.

8

Average Annual Total Returns

(for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Global Resources Fund Return Before Taxes	38.00%	8.50%	19.49%

Return After Taxes on Distributions	36.97%	5.81%	17.38%

Return After Taxes on Distributions and Sale of Fund Shares	24.84%	6.06%	16.66%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Morgan Stanley Commodity Related Equity Index (reflects no deduction for fees, expenses or taxes)	25.66%	15.41%	16.08%

After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. Evan Smith and Mr. Brian Hicks. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Smith and Mr. Hicks have served as portfolio managers of the fund since 2004.

PURCHASE AND SALE OF FUND SHARES

If you are an eligible investor, you may purchase shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604. Shares may be redeemed on any day the NAV per share is calculated.

Eligible investors for the Institutional Class include the following:

•      Institutional and individual retail investors with a minimum investment of $5 million who purchase through certain broker-dealers or directly from the fund; and

•      Registered investment advisors investing directly with the fund or who trade through platforms approved by the Adviser and whose clients’ assets in the aggregate meet the $5 million minimum investment.

You are not an eligible investor if you do not independently meet the minimum investment amount. If you are holding shares through an omnibus account, you may not aggregate your shares with the shares of other omnibus account shareholders in order to meet the Institutional Class eligibility requirements.

Minimum Initial Investment

•      $5 million

Minimum Subsequent Investment

•      None

The fund reserves the right to waive or modify the above eligibility and minimum investment requirements at any time.

The fund also reserves the right to redeem or to convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Global MegaTrends Fund

INVESTMENT OBJECTIVE

The Global MegaTrends Fund seeks long-term capital appreciation, and its secondary objective is earning income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Global MegaTrends Fund will invest in equity and equity-related securities of companies of all sizes. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns. The industrialization and urbanization that is currently occurring in many emerging markets has generated tremendous demand for basic infrastructure services, which is the major global megatrend in which the fund is actively investing.

Under normal market conditions, the Global MegaTrends Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies that are domiciled in one country but are economically tied to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company’s principal operations are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Investment Processes

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

In selecting securities for the fund, the Adviser makes “top-down” market allocations by identifying significant long-term “megatrends” in the global economy. Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns. The industrialization and urbanization that is currently occurring in many emerging markets has generated tremendous demand for basic infrastructure services, which is the major global megatrend in which the fund is actively investing.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objective.

RELATED RISKS

Main Risk

The fund is designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk

The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

Portfolio Management Risk

The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

Growth Stock Risk

Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities. If a fund’s growth stock does not produce the predicted earnings growth, its share price may drop, and the fund’s net asset value may decline.

Sector Risk

From time to time, the fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and

10

governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

Foreign Securities Risk/Emerging Markets Risk

The fund may invest in foreign securities and may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:

Currency Risk. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

Political, Social and Economic Risk. Foreign investments may be subject to heightened political, social and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund’s assets from that country.

Regulatory Risk. There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

Market Risk. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Cost Risk. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions.

Portfolio Turnover Risk

The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders.

Options Risk

Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities.

Warrants Risk

The fund may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock, it is “out of the money.” Out-of-the-money warrants tend to have different price behaviors than in-the-money warrants. As an example, the value of an out-of-the-money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by the fund was not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

Restricted Security Risk

The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause a fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

OTHER TYPES OF INVESTMENTS, RELATED RISKS AND OTHER CONSIDERATIONS

While not principal strategies, the fund may invest to a limited extent in other types of investments as discussed under “Common Investment Practices and Related Risks.”

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World Precious Minerals Fund
Global Resources Fund

INVESTMENT OBJECTIVES

The World Precious Minerals Fund and Global Resources Fund each seek long-term growth of capital plus protection against inflation and monetary instability.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the World Precious Minerals Fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally engaged in the exploration for, or mining and processing of, precious minerals such as gold, silver, platinum group, palladium and diamonds. The fund will notify you in writing 60 days before making any changes to this policy. The fund may invest in these precious minerals directly and/or in equity and equity-related securities, such as exchange-traded funds, that represent interests in, or related to, these precious minerals. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts. The fund also participates in private placements, initial public offerings (IPOs) and long-term equity anticipation securities (LEAPS).

Although the World Precious Minerals Fund has greater latitude to invest its assets in different precious minerals, it currently has significant investments in the gold sector. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The World Precious Minerals Fund focuses on selecting junior and intermediate exploration companies from around the world. Typically, junior exploration gold companies produce up to 100,000 ounces of gold or other precious metal per year, and intermediate companies produce up to a million ounces of gold or other precious metal. The price performance of junior exploration companies relates to the success of finding and increasing reserves, thus involving both greater opportunity and risk. The stock price performance of intermediate and senior mining companies that have proven reserves is more strongly influenced by the price of gold. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

The World Precious Minerals Fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Under normal market conditions, the Global Resources Fund normally invests at least 80% of its net assets in equity and equity-related securities of companies involved in the natural resources industries. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund also participates in private placements, IPOs and LEAPS.

The Global Resources Fund concentrates its investments in the equity securities within the natural resources industries, which include, among others, the following industries:

Energy

Natural gas
Integrated oil companies
Oil and gas drilling
Oil and gas exploration and production
Oil and gas refining
Oilfield equipment/services

Basic Materials

Aluminum
Chemicals
Diversified metals and coal mining
Gold and precious metals
Iron and steel
Paper and forest products
Uranium

Consistent with its investment objective, the Global Resources Fund may invest without limitation in equity securities within the natural resources industries and will also invest in multi-capitalization companies.

Under normal market conditions, the Global Resources Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The World Precious Minerals Fund and the Global Resources Fund may also invest in options. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund’s total assets. LEAPS and warrants allow a fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The underlying stock can be purchased or sold at a predetermined price for the life of the option or warrant. LEAPS and warrants, therefore, allow a fund to gain exposure to individual securities in the natural resource sector over the long term while allowing the fund to preserve some cash for large or unexpected redemptions.

The funds may invest in income and royalty trusts. A rising interest rate environment could adversely impact the performance of

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income and royalty trusts. Rising interest rates could limit the capital appreciation of income and royalty trusts because of the increased availability of alternative investments at competitive yields with income and royalty trusts.

Investment Processes

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

In making security selections for the World Precious Minerals Fund, the Adviser looks for junior and intermediate mining companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to a rising commodity price. The Adviser’s stock selection process for established mining companies looks to identify companies with robust reserve growth profiles, healthy production and strong cash flows.

For its “bottom-up” selection strategy for the Global Resources Fund, the Adviser looks at a company’s relative rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser also considers relative valuation multiples to earnings and cash flow, expected net asset value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital.

The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, each fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency. When the funds are in a defensive investment position, they may not achieve their investment objectives.

RELATED RISKS

Main Risk

The funds are designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in any of the funds. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk

The value of a fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

Portfolio Management Risk

The skill of the Adviser will play a significant role in the funds’ ability to achieve their investment objectives. There is a risk that the investment strategies will not achieve the funds’ objectives or that the Adviser will not implement the strategies properly.

Growth Stock Risk

Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities. If a fund’s growth stock does not produce the predicted earnings growth, its share price may drop, and the fund’s net asset value may decline.

Foreign Securities Risk/Emerging Markets Risk

The funds may invest in foreign securities and may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:

Currency Risk. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

Political, Social and Economic Risk. Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund’s assets from that country.

Regulatory Risk. There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

Market Risk. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Cost Risk. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions.

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Industry Concentration Risk

Because the funds concentrate their investments in specific industries, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The World Precious Minerals Fund invests in securities that typically respond to changes in the price of gold. Prices of gold and other precious minerals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time, and the fund may be more volatile than other types of investments. The Global Resources Fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Counties) and other oil producing countries. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value of these companies is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

Non-Diversification Risk

The funds are non-diversified and may invest a significant portion of their total assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Price Volatility Risk

The value of a fund’s shares may fluctuate significantly.

Options Risk

Investing in options, LEAPS and other instruments with option-type elements may increase the volatility and/or transaction expenses of a fund. An option may expire without value, resulting in a loss of a fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities.

Warrants Risk

The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock, it is “out of the money.” Out-of-the-money warrants tend to have different price behaviors than in-the-money warrants. As an example, the value of an out-of-the-money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant, if any.

Restricted Security Risk

The funds may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause a fund to have to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate these securities.

Gold and Precious Minerals Risk

The World Precious Minerals Fund may invest in gold and precious minerals directly and is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if the fund derives more than 10% of its gross income from its investment in gold and precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the fund and its shareholders.

Portfolio Turnover Risk

The funds’ portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the funds to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders.

Junior and Intermediate Mining Companies Risk

The World Precious Minerals Fund focuses its investments in junior and intermediate exploration companies. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

OTHER TYPES OF INVESTMENT, RELATED RISKS AND CONSIDERATIONS

While not principal strategies, the funds may invest to a limited extent in other types of investments as discussed below under “Common Investment Practices and Related Risks.”

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COMMON INVESTMENT PRACTICES AND RELATED RISKS

Illiquid Securities

Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet.

Repurchase Agreements

Each fund may enter into repurchase agreements. A repurchase agreement is a transaction in which a fund purchases a security from a commercial bank or recognized securities dealer and has a simultaneous commitment to sell it back at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the original purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

In effect, a repurchase agreement is a loan by a fund collateralized with securities, usually securities issued by the U.S. Treasury or a government agency.

Repurchase agreements carry several risks, including the risk that the counterparty defaults on its obligations. For example, if the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

When-Issued and Delayed-Delivery Securities

Each fund may purchase securities on a when-issued or delayed-delivery basis. This means the fund purchases securities for delivery at a later date and at a stated price or yield. There is a risk that the market price at the time of delivery may be lower than the agreed upon purchase price. In that case, the fund could suffer an unrealized loss at the time of delivery.

Borrowing

Each fund may not borrow money except for temporary or emergency purposes in an amount not exceeding 33-1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). To the extent that a fund borrows money before selling securities, the fund may be leveraged. At such times, the fund may appreciate or depreciate more rapidly than an unleveraged portfolio.

Currency Risk

The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

Small Companies

A fund may invest in small companies for which it is difficult to obtain reliable information and financial data. The securities of these smaller companies may not be readily marketable, making it difficult to dispose of shares when it may otherwise be advisable.

In addition, certain issuers in which a fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may become insolvent, which may result in a complete loss of the fund’s investment in such issuers.

Derivative Securities

A fund may, but is not required to, invest in derivative securities, which include purchasing and selling exchange-listed and over-the-counter put and call options or LEAPS on securities, equity and fixed-income indexes, and other financial instruments. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund’s total assets. In addition, each fund may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, or options on currencies or currency futures. Each fund may, but is not required to, invest in derivative securities for hedging, risk management or portfolio management purposes. Derivative securities may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the portfolio. The ability of a fund to use derivative securities successfully will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transaction. Each fund will comply with applicable regulatory requirements when investing in derivative securities. For more information on derivative securities and specific fund limitations, see the Statement of Additional Information (SAI).

In addition, each fund may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock, it is “out of the money.” Out-of-the-money warrants tend to have different price behaviors than in-the-money-warrants. As an example, the value of an out-of-the-money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, a fund would incur a loss in the amount of the cost of the warrant.

Currency Hedging

The funds may, but are not required to, invest in derivative securities

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in an attempt to hedge a particular fund’s foreign securities investments back to the U.S. dollars when, in their judgment, currency movements affecting particular investments are likely to harm performance. Possible losses from changes in currency exchange rates are a primary risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can decline or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser attempts to reduce currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on derivative securities and increased transaction expenses.

Investments in Exchange-Traded Funds (ETFs) or Other Investment Companies

The funds may invest in ETFs or other investment companies. If a fund invests in an ETF or other investment company, the fund will pay its proportionate share of expenses of the ETF or other investment company (including management and administrative fees) as well as the fund’s own management and administrative expenses. The funds may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

PORTFOLIO HOLDINGS

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI and on the funds’ website (www.usfunds.com).

FUND MANAGEMENT

Investment Adviser

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of the Trust. The Adviser was organized in 1968. Each fund will pay the following percentages of its average net assets to the Adviser for advisory services:

	Base Advisory Fee	Benchmark	Hurdle Rate	Base Advisory Fee Range with Performance Fee Adjustment
Global MegaTrends Fund	1.00%	S&P 500 Index	+/- 5%	0.75%-1.25%

World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	+/- 5%	0.75%-1.25%

Global Resources Fund	0.95%	Morgan Stanley Commodity Related Equity Index	+/- 5%	0.70%-1.20%

The funds are subject to a performance fee. A performance fee, or fulcrum fee, is designed to reward the Adviser for fund performance that exceeds a fund’s designated benchmark or penalize the Adviser for fund performance which is lower than a fund’s designated benchmark. A fund’s cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. When the difference between a fund’s performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25% . If a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25% . The chart reflects the minimum and maximum advisory fee applicable to each fund. Certain funds are subject to breakpoints in the advisory fee. Please see the funds’ SAI for more information on the breakpoints. The performance will be calculated based on the Institutional Class shares of the fund.

The following example illustrates the application of the performance adjustment to the World Precious Minerals Fund:

For the rolling 12-month period	Fund’s investment performance		Index’s cumulative change		Fund’s performance relative to the index
January 1		$50.00		$100.00
December 31		$57.60		$110.20
Absolute change	$	+ 7.60	$	+10.20
Actual change	+15.20%		+10.20%		+5.00%

Based on these assumptions, the Adviser’s management fee for World Precious Minerals Fund for the month ended December 31 would be calculated as follows:

•      The portion of the annual basic fee rate of 1.00%  applicable to that month is multiplied by the fund’s average daily net assets for the month.  This results in the dollar amount of the base fee.

•      The 0.25%  rate (adjusted for the number of days in the month) is multiplied by the fund’s average daily net assets for the performance period.  This results in the dollar amount of the performance adjustment.

•      The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

The Adviser, U.S. Global Brokerage, Inc., or its affiliates may pay compensation, out of profits derived from the Adviser’s management fee and not as an additional charge to the funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees, which may be payable by the funds, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing”

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payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the funds available to its customers and may allow the funds greater access to the financial institution’s customers.

A discussion regarding the basis for the board of trustees’ approval of the investment advisory contract of the funds is available in the funds’ annual report to shareholders.

Fund Expenses

Pursuant to a voluntary arrangement, the Adviser has agreed to waive all class specific expenses of each fund including, but not limited to, administrative services fees and transfer agency fees and expenses. The Adviser can modify or terminate this arrangement at any time. The expense waiver is exclusive of performance fees, acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest.

The following table shows the effect that the current voluntary limitation would have for the funds:

Global MegaTrends

Actual total annual operating expenses	8.09%
Voluntary expense waiver	(6.48)%
Total annual expenses after reimbursement	1.61%

World Precious Minerals Fund

Actual total annual operating expenses	15.20%
Voluntary expense waiver	(14.06)%
Total annual expenses after reimbursement	1.14%

Global Resources Fund

Actual total annual operating expenses	1.75%
Voluntary expense waiver	(0.66)%
Total annual expenses after reimbursement	1.09%

Portfolio Managers

The funds are managed by a team of portfolio managers. Each team member is equally responsible for the day-to-day management of each fund’s portfolio. The Global MegaTrends Fund is managed by a team consisting of Mr. Frank Holmes, Mr. John Derrick, Mr. Jack Dzierwa, Mr. Evan Smith and Mr. Brian Hicks. Mr. Holmes has served as Chief Executive Officer of the Adviser since 1989 and Chief Investment Officer Adviser since 1999. Mr. Derrick has served as a portfolio manager of the Adviser since 1999. Mr. Dzierwa has served as a portfolio manager of the Adviser since 2009. Prior to that he was a Global Strategist with ITI from January 2009 through June 2009, a Global Strategist with the Adviser from August 2007 through January 2009, an Independent Financial Analyst from September 2005 through August 2007 and a Director with ING Financial Markets, London from April 2004 through August 2005. Mr. Smith and Mr. Hicks have served as portfolio managers of the Adviser since 2004.

The World Precious Minerals Fund is managed by a team consisting of Mr. Holmes and Mr. Ralph Aldis. Mr. Aldis has served as a portfolio manager of the Adviser since 2001.

The Global Resources Fund is managed by a team consisting of Mr. Holmes, Mr. Smith and Mr. Hicks.

Adviser personnel may invest in securities for their own accounts according to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the funds they manage.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

When you make a purchase, redemption, or exchange, the value of your transaction will be the next calculated NAV per share after we receive your request in good order. A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request in good order prior to that time, your transaction price will be the NAV per share determined for that day. If we receive your request or payment after that time, your transaction will be effective on the next day the funds are open for business.

Opening an Account

If you are an eligible investor, you may open an Institutional Class account by downloading an application from our website at www.usfunds.com. Eligible investors for the Institutional Class are institutional and individual retail investors with a minimum investment of $5 million who purchase through certain broker-dealers or directly from the funds; and registered investment advisors investing directly with the funds or who trade through platforms approved by the Adviser and whose clients’ assets in the aggregate meet the $5 million minimum investment. You are not an eligible investor if you do not independently meet the minimum investment amount. If you are holding shares through an omnibus account, you may not aggregate your shares with the shares of other omnibus account shareholders in order to meet the Institutional Class eligibility requirements. The funds reserve the right to waive or modify the above eligibility requirements at any time.

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A signed, completed application with your initial investment be mailed to U.S. Global Investors Funds to open your initial account However, after you open your initial account, you will not need fill out another application to invest in another fund within U.S. Global Investors family of funds unless the account registration is different or we need further information to verify your identity

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or hold your application for up to 30 days in order to verify your identity.

An account must have a valid physical U.S. address and each registered owner(s) must provide a valid Social Security number other taxpayer identification to avoid possible backup withholding by the Internal Revenue Service. The funds do not open fund accounts with a foreign address. This prospectus should not considered a solicitation to buy or an offer to sell shares of the funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

Funding an Account

We do not accept the following instruments: money orders, cashier’s checks, starter checks, credit card checks, traveler’s checks, third-party checks or other similar instruments. In addition, we not accept cash or coins. Exceptions to this policy may be made limited circumstances. To purchase fund shares with a check, check must be written in U.S. dollars and drawn on a U.S. bank made payable to U.S. Global Investors, Inc.

To fund your initial account by a wire transfer, please send the completed account application to the address below and reference that you will be funding the account by wire. An Investor Representative will contact you once the initial account has been established to provide the proper wiring instructions and new account number.

Minimum Initial Investment

•      $5  million

Minimum Subsequent Investment

•      None

The funds reserves the right to redeem or to convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

Purchases received by check or ACH are not available for redemption until the lesser of ten business days or our receipt of written confirmation from the issuing bank that your check or ACH draft has cleared. Purchases received by wire or ACH will not be considered complete until the wire or ACH is received and accepted by the funds. The funds will not be responsible for any processing delay by the bank.

Your redemption proceeds will be sent to you within seven calendar days after the effective date of the redemption. For federal income tax purposes, redemptions are a taxable event; as such you may realize a capital gain or loss. Such capital gains or losses are based upon the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

A Medallion Signature Guarantee may be required for all redemptions if:

•      The redemption proceeds are being sent to a bank not already on file;

•      The redemption proceeds are being sent to an address other than the address of record;

•      The redemption proceeds are being sent to a payee other than the registered owner(s); or

•      The address of record for the fund account has been updated within the last 30 days.

The funds may require a Medallion Signature Guarantee for changes in banking instructions made by mail or telephone. You may obtain a Medallion Signature Guarantee from a financial institution such as a commercial bank, savings bank, credit union or broker dealer. A Medallion Signature Guarantee cannot be obtained from a notary public.

Additional documents may be required for purchases, exchanges or redemptions by corporations, executors, administrators, trustees and guardians. For instructions, please call an Investor Representative at 800-873-3639, option 1.

The exchange and redemption privilege is automatic when you complete your application unless you elected to opt out of these privileges. If you elected not to have these privileges and wish to add these privileges to your profile of accounts, you can complete an Account Options Form or call an Investor Representative at 800-873-3639, option 1. The investment minimums applicable to share purchases also apply to exchanges, and exchanges can only be performed between identically registered accounts. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

By Internet Access — www.usfunds.com

Once your account is established, you can access your account by logging onto www.usfunds.com and clicking the “Access My Account” link to establish Internet access. After access is granted, you will be able to review account activity and balances, perform transactions, sign up for electronic statement delivery, and change certain account options. If you have changed your banking information in the past 15 days, you will not be able to make a redemption to your bank account during that time.

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By Mail

To add to your account, send your check, made payable to U.S. Global Investors, Inc., and written instructions to either address stated below.

For purchases into a new fund in which you are not currently invested, please mail your check for the initial investment amount and note the fund name in which you would like to open an account.

For redemptions or exchanges, send your written instructions or redemption authorization form to the address below. Each registered shareholder(s) must sign the request, with the signature(s) appearing exactly as on your account application.

•      Regular Mail

Shareholder Services

U.S. Global Investors Funds

P.O. Box 659405

San Antonio, TX 78265-9604

•      Overnight Mail

Shareholder Services

U.S. Global Investors Funds

7900 Callaghan Road

San Antonio, TX 78229

By Automated Clearing House (ACH) or by Bank Wire

To add to or redeem from your account via wire or ACH, visit our website at www.usfunds.com to download an Account Options Form or call 800-873-3639, option 1 to speak with an Investor Representative.

The funds will charge you $25 if a check or ACH investment is returned unpaid due to insufficient funds, stop payment or other reasons, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the funds reserve the right to redeem shares of any U.S. Global Investors Funds that you own.

Email

The funds do not accept purchase, redemption or exchange instructions via email.

IMPORTANT SHAREHOLDER INFORMATION

If your fund shares are purchased, exchanged or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges or redemptions may vary. Additional fees or different account minimums may also apply to your investment, including a transaction fee, if you buy or sell shares of the fund through a broker-dealer or other investment professional. For more information on these fees, check with your broker-dealer or investment professional.

Funds’ Rights

The funds reserve the right to:

•      Reject and/or restrict purchase, redemption or exchange orders when in the best interest of a fund;

•      Limit or discontinue the offering of shares of a fund without notice to the shareholders;

•      Calculate the NAV per share and accept purchases, exchange and redemption orders on a business day that the NYSE is closed;

•      Require a Medallion Signature Guarantee for transactions or changes in account information;

•      Redeem an account with less than the required fund account minimum, with certain limitations;

•      Restrict or liquidate an account when necessary or appropriate to comply with federal law;

•      Charge a fee for any historical information request regarding your fund account. Please call an Investor Representative at 800-873-3639, option 1 for more information regarding this fee.

Converting Shares

If you hold Investor Class shares of the funds and meet the minimum investment requirement for Institutional Class shares, you may be eligible to convert your Investor Class shares to Institutional Class shares of the same fund, subject to the discretion of U.S. Global Investors Funds to permit or reject such conversion. Please call an Investor Representative at 1-800-873-3639, option 1 to request a conversion.

Effective Time and Date

When you make a purchase, redemption or exchange, your transaction price will be the next calculated NAV per share after we receive your transaction request in good order. A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your transaction request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your transaction request after that time, the purchase will be effective on the next day the funds are open for business.

When a fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security’s value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.

The funds invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Transactions received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the funds’ behalf will be deemed accepted by a fund the same day and will be executed at that day’s closing share price. Each financial

19

intermediary’s agreement with the funds permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the funds after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

Purchases of shares require payment by check, wire or ACH at the time the transaction is received in good order.

Use of Fair Value Pricing

When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the funds’ board has determined to fair value foreign securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading.

The funds may use a systematic fair valuation model provided by an independent third party to value its foreign securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the board believe it helps protect the interests of the funds.

The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.

Redemption of Shares in Accounts Below Minimum Balance

The funds reserve the right to redeem your account or convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption. The fund reserves the right to waive or modify the minimum investment at any time.

Confirmations and Statements

After any transaction, you will receive confirmation including the per share price and the dollar amount and number of shares purchased, redeemed or exchanged. Additionally, you will receive a quarterly statement on all fund accounts.

If you think that your confirmation or statement is incorrect or if you need more information about a transaction on the confirmation or statement, contact us promptly by mail or phone at the address or phone number indicated on the front of the confirmation or statement. To dispute any transaction on your confirmation or statement, you must contact us no later than 60 days after we send you the first confirmation or statement on which the disputed transaction occurred.

Excessive Short-Term Trading

The funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use short-term trading strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

•      It may lower overall fund performance;

•      It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

•      Frequent redemptions by market timers may increase taxable capital gains; and

•      It may disrupt a portfolio manager’s ability to effectively manage fund assets.

The funds’ board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in the funds.

Short-Term Trading Fee

The short-term trading fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently, the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the short-term trading fee on customer accounts and to collect and remit the proceeds to the fund. However, there can be no assurance that intermediaries will properly track, calculate or remit the fee in accordance with the fund’s requirements. In addition, the fund may approve a waiver of short-term trading fees in the following circumstances: (i) redemptions of shares held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts; (ii) redemptions of shares held through firm-sponsored, discretionary asset allocation or wrap programs that utilize a regularly scheduled automatic rebalancing of assets and that the fund determines are not designed to facilitate short-term trading; (iii) redemptions of shares due to the death or disability of a shareholder; (iv) redemptions of shares in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan; and (v) redemptions

20

of shares by certain other accounts in the absolute discretion of the fund when a shareholder can demonstrate hardship. The funds reserve the right to modify or eliminate these waivers at any time. In addition to the circumstances noted above, the funds reserve the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the Securities and Exchange Commission or other regulators.

Omnibus Account

The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund.

Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer’s redemption proceeds may be delayed for up to seven business days or the redemption may be honored with securities rather than cash.

Householding

Unless you instruct the funds otherwise, the funds will mail or email only one prospectus or shareholder report(s) to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder report(s) to be combined with other members of your household, please call 1-800-873-3639, option 1.

Lost Accounts

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions and it is unable to determine your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares and any systematic purchase or redemption will be stopped. In addition, the amount of any outstanding checks (unpaid for 180 days or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance. All fund shares in an account that has been deemed a lost account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state escheatment or unclaimed property laws. The fund and the transfer agent will not be liable to the shareholders or their representatives for compliance in good faith with these laws. A Medallion Signature Guarantee may be required to update an account from lost status.

21

DISTRIBUTIONS AND TAXES

Unless you elect to have your distributions paid in cash by check, they will automatically be reinvested in fund shares. The funds generally distribute capital gains and income dividends, if any, annually in December.

Dividends and distributions elected to be paid in cash by check will not be sent out unless the total amount of dividends and distributions received exceeds $10.00.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks. We will invest in your account any dividend or other distribution payments returned to us. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRAs.

Taxes to You

Unless you hold your shares in a tax-deferred account, you will generally owe federal income taxes on amounts paid or distributed to you by the funds whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the funds for more than a year generally are taxable to you for federal income tax purposes at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources, except qualified dividend income, generally are taxed as ordinary income. For taxable years beginning before January 1, 2013, distributions of qualified dividend income generally will be taxable to individuals and other noncorporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received by the funds from certain foreign corporations are not expected to qualify for treatment as qualified dividend income.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Each year the fund will send you a statement that will detail distributions made to you for that year.

Dividends, interest and some capital gains received by the funds on foreign securities may be subject to foreign withholding or other foreign taxes. If a fund has more than 50% of the value of its total assets at the close of a taxable year in stock or securities of foreign corporations, the fund may make an election for the year to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued by the fund will represent an expense to the fund. If an election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the taxes paid by the fund to foreign countries with respect to the investment income from such foreign stock or securities.

If you purchase shares of a fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

If you redeem fund shares in a non-retirement account, it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares you redeem, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. For taxable years beginning before January 1, 2013, long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 15%. Shareholders may be limited in their ability to utilize capital losses. Exchanges are treated as a redemption and purchase for federal income tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

Shareholders should consult with their own tax advisors concerning the federal, local and foreign tax consequences of owning fund shares in light of their particular tax situation.

When you open an account, Internal Revenue Service (IRS) regulations require that you provide your taxpayer identification number (TIN), certify that it is correct and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

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Financial Highlights

The Institutional Class shares began operation on March 1, 2010. The tables below are intended to show you each fund’s financial performance for the Institutional Class from March 1, 2010 though December 31, 2010. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in each fund. It assumes that all dividends and capital gains have been reinvested.

The information presented below has been audited by KPMG LLP, an independent registered public accounting firm. Their report and each fund’s financial statements are included in the annual report, which is available by request.

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Global MegaTrends Fund

Period Ended December 31, 2010 (a)
Net Asset Value, Beginning of Period	$7.84
Investment activities
Net investment income	0.01
Net realized and unrealized gain	1.02
Total from investment activities	1.03
Distributions
From net investment income	(0.08)
From net realized gains	—
Total distributions	(0.08)
Short-term trading fees*	—
Net Asset Value, End of Period	$8.79
Total return (excluding account fees) (b)	13.08%
Ratios/Supplemental data
Net assets, end of period (in thousands)	$3,970
Ratios to average net assets (c):
Total expenses	8.09%
Expenses waived or reimbursed (d)	(6.48)%
Net expenses (e)	1.61%
Net investment income	0.51%
Portfolio turnover rate (g)	104%

*      Based on average monthly shares outstanding.

(a)   From March 1, 2010, commencement of operations for the Institutional Class.

(b)   Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)   Ratios are annualized for periods of less than one year.

(d)   Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e)   The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Period Ended December 31, 2010 (a)
Ratios to average net assets (c):
Expenses offset (f)	—

(f)    Effect on the expense ratio was not greater than 0.005%.

(g)   Portfolio turnover rate is calculated at the fund level.

24

World Precious Minerals Fund

Period Ended December 31, 2010 (a)
Net Asset Value, Beginning of Period	$17.36
Investment activities
Net investment loss	(0.10)*
Net realized and unrealized gain	8.14 *
Total from investment activities	8.04
Distributions
From net investment income	(3.11)
From net realized gains	—
Total distributions	(3.11)
Short-term trading fees*	—
Net Asset Value, End of Period	$22.29
Total return (excluding account fees) (b)	46.72%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$2,233
Ratios to average net assets (c):
Total expenses	15.19%
Expenses waived or reimbursed (d)	(14.06)%
Net expenses (e)	1.13%
Net investment loss	(0.86)%
Portfolio turnover rate (g)	68%

*      Based on average monthly shares outstanding.

(a)   From March 1, 2010, commencement of operations for the Institutional Class.

(b)   Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)   Ratios are annualized for periods of less than one year.

(d)   Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e)   The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Period Ended December 31, 2010(a)
Ratios to average net assets (c):
Expenses offset (f)	—

(f)    Effect on the expense ratio was not greater than 0.005%.

(g)   Portfolio turnover rate is calculated at the fund level.

25

Global Resources Fund

Period Ended December 31, 2010 (a)
Net Asset Value, Beginning of Period	$8.87
Investment activities
Net investment loss	(0.01)
Net realized and unrealized gain	3.41
Total from investment activities	3.40
Distributions
From net investment income	(0.29)
From net realized gains	—
Total distributions	(0.29)
Short-term trading fees* (b)	—
Net Asset Value, End of Period	$11.98
Total return (excluding account fees) (c)	38.53%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$17,923
Ratios to average net assets (d):
Total expenses	1.74%
Expenses waived or reimbursed (e)	(0.66)%
Net expenses (f)	1.08%
Net investment loss	(0.35)%
Portfolio turnover rate (h)	145%

*      Based on average monthly shares outstanding.

(a)   From March 1, 2010, commencement of operations for the Institutional Class.

(b)   The per share amount does not round to a full penny.

(c)   Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(d)   Ratios are annualized for periods of less than one year.

(e)   Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(f)    The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Period Ended December 31, 2010 (a)
Ratios to average net assets (d):
Expenses offset	—	(g)

(g)   Effect on the expense ratio was not greater than 0.005%.

(h)   Portfolio turnover rate is calculated at the fund level.

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More information on the funds is available at no charge, upon request:

Annual/Semi-Annual Report

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders, which are available free of charge on the funds’ website at www.usfunds.com. These reports describe the funds’ performance, list holdings, and describe recent market conditions, fund investment strategies, and other factors that had a significant impact on each fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

More information about the funds, their investment strategies, and related risks is provided in the SAI. The SAI and the funds’ website (www.usfunds.com) include a description of the funds’ policy with respect to the disclosure of portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus and is available free of charge on the funds’ website at www.usfunds.com.

To Request Information:

By Phone	1-800-873-3639, option 1

By Mail	Shareholder Services
U.S. Global Investors Funds
P.O. Box 659405
San Antonio, TX 78265-9604

By Internet	www.usfunds.com

The SEC also maintains an EDGAR database at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC. You may also visit or call the SEC’s Public Reference Room in Washington, D.C. (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at the following e-mail address: publicinfo@sec.gov.

U.S. GLOBAL INVESTORS FUNDS SEC Investment Company Act File No. 811-01800

U.S. GLOBAL INVESTORS, INC.

P.O. Box 659405

San Antonio, TX 78265-9604

27

U.S. Global Investors, Inc. P.O. Box 659405 San Antonio, TX 78265-9604

11-243

U.S. GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

GLOBAL MEGATRENDS FUND (MEGIX)

WORLD PRECIOUS MINERALS FUND (UNWIX)

GLOBAL RESOURCES FUND (PIPFX)

INSTITUTIONAL CLASS SHARES

U.S. Global Investors Funds (Trust) is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus dated May 1, 2011, which you may request from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-873-3639.

The date of this Statement of Additional Information is May1, 2011.

TABLE OF CONTENTS	2

GENERAL INFORMATION	3

FUND POLICIES	4

FUNDAMENTAL INVESTMENT RESTRICTIONS	4

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	5

VALUATION OF SHARES	5

INVESTMENT STRATEGIES AND RISKS	6

COMMON INVESTMENT STRATEGIES AND RELATED RISKS	7

PORTFOLIO TURNOVER	14

PORTFOLIO HOLDINGS DISCLOSURE POLICY	14

MANAGEMENT OF THE TRUST	15

CODE OF ETHICS	21

PROXY VOTING POLICIES	21

PRINCIPAL HOLDERS OF SECURITIES	22

INVESTMENT ADVISORY AND OTHER SERVICES	22

DISTRIBUTION AGREEMENT	25

TRANSFER AGENCY AGREEMENT	25

ACCOUNTING AND CUSTODY AGREEMENT	26

PORTFOLIO MANAGERS	26

BROKERAGE ALLOCATION AND OTHER PRACTICES	29

TRADE AGGREGATION AND ALLOCATION PROCEDURES	29

PURCHASE, REDEMPTION AND PRICING OF SHARES	30

FEDERAL INCOME TAXES	31

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR	36

DISTRIBUTOR	36

FINANCIAL STATEMENTS	37

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	37

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GENERAL INFORMATION

U.S. Global Investors Funds (Trust), an open-end management investment company, was organized as a Delaware statutory trust on July 31, 2008. The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, and additional series and/or classes may be created from time to time. This Statement of Additional Information (SAI) relates to the Institutional Class shares of the Global MegaTrends Fund, World Precious Minerals Fund, and Global Resources Fund. The Trust currently offers 13 funds, three of which that issue a combination of Investor Class shares and Institutional Class shares. The classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. The Institutional Class shares commenced operations on March 1, 2010. The World Precious Minerals and Global Resources Funds are non-diversified series, and the Global MegaTrends Fund is a diversified series of the Trust.

The trustees shall accept investments in any series of the Trust from such persons and on such terms as they may from time to time authorize. Investments in a series shall be credited to each shareholder’s account in the form of full or fractional shares at a net asset value per share determined after the investment is received; provided, however, that the trustees may, in their sole discretion, (a) fix the net asset value per share of the initial capital contribution or (b) impose a sales charge or other fee in connection with investments in the Trust in such manner and at such time as determined by the trustees. The trustees shall have the right to refuse to accept investments in any series at any time without any cause or reason therefore whatsoever.

All consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other series and may be referred to herein as “assets belonging to” that series. The assets belonging to a particular series shall belong to that series for all purposes, and to no other series, subject only to the rights of creditors of that series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular series shall be allocated by the trustees between and among one or more of the series in such manner as the trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that series. The assets belonging to a particular series shall be so recorded upon the books of the Trust, and shall be held by the trustees in trust for the benefit of the holders of shares of that series. The assets belonging to each particular series shall be charged with the liabilities of that series and all expenses, costs, charges, and reserves attributable to that series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to a particular series shall be allocated and charged by the trustees between or among any one or more of the series in such manner as the trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes.

Without limitation of the foregoing, but subject to the right of the trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series and not against the assets of any other series of the assets of the Trust generally. Notice of this contractual limitation on inter-series liabilities may, in the trustee’s sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Statutory Trust Act (the Delaware Act), and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Any person extending credit to, contracting with or having any claim against any series may look only to the assets of that series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that series. No shareholder or former shareholder of any series shall have a claim on, or any right to, any assets allocated or belonging to any other series.

Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust or the trustees, whether of the same or other series. In addition, shares shall not entitle shareholders to preference, appraisal, conversion or exchange rights (except as specified herein or as specified by the trustees when creating the shares, as in preferred shares). Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  Shareholders receive one vote for every full fund share owned. Each fund or class of a fund, if applicable, will vote separately on matters relating solely to that fund or class.  All shares of the funds are freely transferable.

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As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act.  However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust.  If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting.  Shareholder inquiries can be made by calling 800-873-3639, option 1, or by writing to the Trust at U.S. Global Investors Funds, P.O. Box 781234, San Antonio, Texas 78278-1234.

Each shareholder of the Trust and of each series shall not be personally liable for debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any series. The trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the trustees relating to the Trust or to a series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more series and its or their assets (but the omission of such a recitation shall not operate to bind any shareholder or trustee of the Trust). Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate series or all series; however, the omission of such statement shall not operate to bind or create personal liability for any shareholder or trustee.

Every shareholder, by virtue of having purchased a share, shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms of the Agreement and Declaration of Trust.

FUND POLICIES

The following information supplements the discussion of each fund’s policies discussed in the funds’ prospectus.

INVESTMENT RESTRICTIONS. If a percentage investment restriction other than a restriction on borrowing is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

INDUSTRY CLASSIFICATION. All funds use the Bloomberg Sector Classification System (Bloomberg) for industry classification purposes.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund’s outstanding shares.

A fund may not:

1.   Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.   Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.   Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.

4.   Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

5.   Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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6. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that the World Precious Minerals Fund will invest more than 25% of its total assets in securities of companies involved in the mining, fabrication, processing, marketing or distribution of metals including gold, silver, platinum group, palladium and diamonds; and the Global Resources Fund will invest more than 25% of the value of its respective total assets in securities of companies principally engaged in natural resources operations.

The World Precious Minerals Fund and Global Resources Fund may not:

1. (a) Purchase or sell commodities except for precious metals.

(b) Purchase or sell commodity contracts, except a fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

The Global MegaTrends Fund may not:

1. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the board of trustees without a shareholder vote.

1.   All funds will not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

2.   All funds will not purchase securities on margin or make short sales, except (i) short sales against the box, (ii) short term credits as are necessary for the clearance of transactions, and (iii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

3.   The Global MegaTrends Fund will not pledge or hypothecate the assets of the fund.

VALUATION OF SHARES

An equity security traded on a domestic stock exchange is valued at its last reported sale price on the primary exchange, as deemed appropriate by the Adviser on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation. If there is no last bid and ask quotation available, the valuation will revert to the last sales price.

A foreign equity security traded on one or more foreign stock exchanges is valued at its last reported sale price, or the official closing price if deemed appropriate by the Adviser, on the primary exchange of its market on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation.

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the last sale price, if published, or the mean between the last bid and ask quotation, if available.

If market quotations are not readily available, or when the Adviser believes that a readily available market quotation or other valuation produced by the fund’s valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation policies.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the close of regular trading on the New York Stock Exchange are not reflected in the calculation of net asset value unless the fair valuation committee decides that

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the event would materially affect the net asset value. If the event would materially affect the fund’s net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

Net asset value (NAV) is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at the close of the New York Stock Exchange.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of each fund’s investment strategies and risks in the prospectus.

WORLD PRECIOUS MINERALS FUND AND GLOBAL RESOURCES FUND

INVESTMENTS IN PRECIOUS MINERALS. The World Precious Minerals Fund and the Global Resources Fund may invest in precious minerals such as gold, silver, platinum, and palladium bullion. Because precious minerals do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the funds upon the sale of the precious minerals. The funds may also incur storage and other costs relating to their investments in precious minerals. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities. To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the Code), at least ninety percent (90%) of a fund’s gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and income and gains from certain other specified sources and transactions (Gross Income Test). Gains from the disposition of precious metals will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each fund’s taxable year, at least fifty percent (50%) of the value of the fund’s total assets must be represented by cash, Government securities and certain other specified assets (Asset Value Test). Investments in precious minerals will not qualify for purposes of satisfying the Asset Value Test. To maintain each fund’s qualification as a regulated investment company under the Code, each fund will establish procedures to monitor its investments in precious metals for purposes of satisfying the Gross Income Test and the Asset Value Test.

INDUSTRY CONCENTRATION. The World Precious Minerals Fund intends to concentrate its investments in securities of companies principally engaged in the exploration for, mining and processing of, or dealing in precious minerals such as gold, silver, platinum, and diamonds. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

The Global Resources Fund intends to concentrate its investments in securities of companies within the natural resources industries including natural gas, integrated oil companies, oil and gas drilling, oil and gas exploration and production, oil and gas refining, oilfield equipment/services, aluminum, chemicals, diversified metals and coal mining, gold and precious metals, iron and steel, paper and forest products, and uranium. The fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil producing countries. Increased environmental regulations and limitations on production may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

NON-DIVERSIFICATION. The World Precious Minerals Fund and Global Resources Fund have elected to be classified as non-diversified series. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund’s total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Code. Each fund will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. Because the funds may invest a greater proportion of their assets in the securities of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds’ total returns or asset valuations than if the funds were required to hold smaller positions of the securities of a larger number of issuers.

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COMMON INVESTMENT STRATEGIES AND RELATED RISKS

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser’s control. Therefore, the return and net asset value of the funds will fluctuate.

FOREIGN SECURITIES. The funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS (ADRs) AND GLOBAL DEPOSITORY RECEIPTS (GDRs). ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of a fund’s investment policies, all funds’ investments in depository receipts will be deemed investments in the underlying securities (i.e., investments in foreign issuers).

EMERGING MARKETS. The funds may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss of investment.

Risks of investing in emerging markets include:

1.   The risk that a fund’s assets may be exposed to nationalization, expropriation or confiscatory taxation.

2.   The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund’s investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

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3.   Greater social, economic and political uncertainty (including the risk of war).

4.   Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

5.   Currency exchange rate fluctuations and the lack of available currency hedging instruments.

6.   Higher rates of inflation.

7.   Controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars.

8.   Greater governmental involvement in and control over the economy.

9.   The fact that emerging market companies may be smaller, less seasoned, and newly organized.

10. The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.

11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

12. The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.

13. Less extensive regulation of the securities markets.

14. Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

16. The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect for federal income tax purposes, when eligible, to “pass through” to the funds’ shareholders the amount of foreign income tax and similar taxes paid by a fund. The foreign taxes passed through to a shareholder would be included in the shareholder’s income and may be claimed as a deduction or credit on their federal income tax return. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

17. The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the fund will principally invest.

18. Enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund’s investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.

19. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. As a result, the return and net asset value of the funds will fluctuate.

20. The Adviser may engage in hedging transactions in an attempt to hedge a fund’s foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s

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performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.

REPURCHASE AGREEMENTS. The funds may invest a portion of their assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the funds’ custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller’s agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized with securities (typically United States government or government agency securities), the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, funds will enter into repurchase agreements only with institutions and dealers the Adviser considers creditworthy.

SECURITIES LENDING. Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Currently, it is not the intention of any fund to lend securities. When lending securities, a fund will receive cash or high-quality securities as collateral for the loan. Each fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the funds’ current securities lending agreements, the funds’ lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.

BORROWING. The funds may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

Each fund may borrow money to the extent permitted under the 1940 Act. As a nonfundamental policy, a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowing). Through such borrowings, these funds may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the funds’ performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund’s net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of a fund’s assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund’s portfolio assets increase in value and decrease more when the fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the funds earn on portfolio securities. Under adverse conditions, the funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

LOWER-RATED SECURITIES. The funds may invest in lower-rated debt securities (commonly called “junk bonds”), which may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a fund’s shares, and an increase in issuers’ defaults on such bonds.

In addition, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the fund’s ability to recover full principal or to receive payments when senior securities are in default.

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The credit rating of a security does not necessarily address its market value risk. In addition, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by a fund have speculative characteristics that are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities.

Also, increased illiquidity of the market for lower-rated bonds may affect a fund’s ability to dispose of portfolio securities at a desirable price.

In addition, if a fund experiences unexpected net redemptions, it could be forced to sell all or some of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund’s expenses can be spread and possibly reducing the fund’s rate of return. Prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the fund’s investments in lower-rated bonds.

CONVERTIBLE SECURITIES. The funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

RESTRICTED SECURITIES. From time to time, the funds may purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, a fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

DERIVATIVE SECURITIES. The funds may purchase derivative securities. Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund’s unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund’s portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The funds’ ability to successfully use derivative securities will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to

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close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The funds’ activities involving derivative securities may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

OPTIONS. The funds may purchase and sell options that are either listed on an exchange or quoted on NASDAQ. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund’s total assets.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An “American style” put or call option may be exercised at any time during the option period while a “European style” put or call option may be exercised only upon expiration or during a fixed period prior thereto.

Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. Over-the-counter (OTC) options are purchased from or sold to securities dealers, financial institutions or other parties (Counterparty (ies)) through direct bilateral agreement with the Counterparty. In contrast to exchange listed-options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.

The funds’ ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange-listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund’s anticipated profits or increase its losses.

If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option).

WRITING OPTIONS ON SECURITIES. The funds may write “covered” put and call options. The funds may also enter into transactions to close out an investment in any put or call options. If a fund writes (i.e., sells) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase the fund’s income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund’s capital gains. All options sold by a fund must be “covered” (i.e., the fund must be long when selling a call option). The securities or futures contract subject to the calls or puts must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes

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the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security. The funds will not write any call or put options if, immediately afterwards, the aggregate value of a fund’s securities subject to outstanding “covered” call or put options would exceed 25% of the value of the fund’s total assets.

WARRANTS. The Funds may invest in warrants to gain exposure to individual securities in a specific industry over the long term. Warrants allow the funds to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires.  The funds may also receive warrants when they participate in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of the company.

Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock it is “out of the money.” “Out of money” warrants tend to have different price behaviors than “in the money” warrants. As an example, the value of an “out of the money” warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from the time component.

Most warrants are exchange-traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange-traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant

FUTURES CONTRACTS. The funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The use by the funds of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund’s total assets (taken at current value). However, in the case of an option that is in the money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

FOREIGN CURRENCY TRANSACTIONS. The funds may engage in currency transactions with counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country’s currency. Currency transactions include forward currency contracts, exchange -

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listed currency futures, and exchange- listed and OTC options on currencies. A fund’s dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.

To hedge against a devaluation of a foreign currency, a fund may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies.

A fund may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.

As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund’s portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund’s portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund’s portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as a regulated investment company under Subchapter M of the Code. Foreign currency transactions would involve a cost to the funds, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing.

The funds will not attempt to hedge all their foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many derivative securities, in addition to other requirements, require that the funds segregate liquid high grade assets with their custodian to the extent that the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund’s accounting records or physically segregated in a separate account at that fund’s custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

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TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods that, in the Adviser’s opinion, present the funds with adverse changes in the economic, political or securities markets, the funds may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, repurchase agreements money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency. When a fund is in a defensive investment position, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

Agencies or instrumentalities established by the U.S. Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Also included is the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither insured nor guaranteed by the U.S. Treasury.

PORTFOLIO TURNOVER

The Adviser buys and sells securities for a fund to accomplish the fund’s investment objective. A fund’s investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. A fund’s investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by a fund is known as “portfolio turnover.”

A fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the fund’s rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a fund would not qualify as a regulated investment company under Subchapter M of the Code. High turnover may result in a fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see “Federal Income Taxes”).

The portfolio turnover rates for the most recent fiscal years are as follows:

	Fiscal Year Ended
FUND	December 31, 2009	December 31, 2010
Global MegaTrends Fund	100%	104%
World Precious Minerals Fund	72%	68%
Global Resources Fund	189%	145%

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of all fund holdings and prevent the selective disclosure of nonpublic information about all fund portfolio holdings. The Trust publicly discloses holdings of the funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Trust’s custodians, fund accountants, investment adviser, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

There are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style,

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capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before its public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information.

The Adviser of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the funds or identify funds’ position sizes.

For press interviews commentary, or reports on a media that result in immediate public dissemination, such as television or the funds’ and/or Adviser’s website(s), portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of an individual portfolio holding position. Once the portfolio holding is disclosed in an interview over such media, that holding will be deemed to be previously publicly disclosed in accordance with these disclosure policies.

Notwithstanding anything herein to the contrary, the funds’ board of trustees and an appropriate officer of the funds and/or Adviser’s legal department, or the funds’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Trust’s disclosure policies. (For example, the funds may determine to not provide purchase and sale information with respect to funds that invest in smaller capitalization companies or less liquid securities.)

The board has approved the Trust’s portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The board oversees the monitoring of the policy, and exceptions to the policy must be approved by the Trust’s CCO.  Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the board.

MANAGEMENT OF THE TRUST

The Trust’s board of trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The Agreement and Declaration of Trust provides that each trustee shall serve as a trustee of the Trust during the lifetime of this Trust and until its termination except as such trustee sooner dies, resigns or is removed. In addition, each trustee who is not an “interested person” of the Trust shall be required to retire in accordance with the terms of any retirement policy then in effect that has been approved by a majority vote of all independent trustees. The current retirement policy provides that the retirement age for non-interested trustees is 72 years of age. Trustees also elect the officers on an annual basis who serve until their successors are elected and qualified, and select the trustees to serve as Audit Committee members and Nominating and Governance Committee members. The trustees and officers of the trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each trustee and officer is 7900 Callaghan Road, San Antonio, Texas 78229.

The board has an Audit Committee and a Nominating and Governance Committee. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants; and providing an open avenue of communication among the independent accountants, fund management and the board. Members of the Audit Committee are: J. Michael Belz, James F. Gaertner, Clark R. Mandigo, and Joe C. McKinney, all of whom are non-interested trustees. The Audit Committee had four meetings during the past year. The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for board membership and for overseeing the administration of the Trust’s Governance Guidelines. The members of the Nominating and Governance Committee are: J. Michael Belz, James F. Gaertner, Clark R. Mandigo, and Joe C. McKinney, all of whom are non-interested trustees. The Nominating and Governance Committee had one meeting during the past year. Pursuant to the Trust’s Nominating and Governance Committee Charter, shareholders may submit recommendations for board candidates by sending a resume of the candidate by U.S. mail or courier service to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee.

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NON-INTERESTED TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
J. Michael Belz 7900 Callaghan Rd San Antonio, TX 78229 (58)	Trustee	November 1998 to present*	President and Chief Executive Officer of Catholic Life Insurance since 1984.	Thirteen	Director, Broadway National Bank from October 2003 to present.

James F. Gaertner 7900 Callaghan Rd San Antonio, TX 78229 (68)	Trustee	November 2002 to present*	President Emeritus, Sam Houston State University. Served as President from August 2001 to August 2010.	Thirteen	Chairman of the Audit Committee, Tandy Brands Accessories, Inc. since 2008; Director from 1990 to present.

Clark R. Mandigo 7900 Callaghan Rd San Antonio, TX 78229 (67)	Trustee	May 1993 to present*	Restaurant operator, business consultant from 1991 to present.	Thirteen	None.

Joe C. McKinney 7900 Callaghan Rd San Antonio, TX 78229 (64)	Trustee	October 2008 to present	Vice Chairman. Broadway National Bank from October 2002 to present.	Thirteen	Director, Broadway National Bank from October 2002 to present; Director, USAA Real Estate Company from September 2004 to present; Director, Luby’s, Inc. from January 2003 to present.

*      These dates include service for a predecessor trust.

INTERESTED TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Frank E. Holmes* 7900 Callaghan Rd San Antonio, TX 78229 (56)	Trustee, Chief Executive Officer, President Chief Investment Officer	January 1990 to present** August 1999 to present**

Director, Chief Executive Officer and Chief Investment Officer of the Adviser. Since October 1989, Mr. Holmes has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

				Thirteen	Director of 71316 Ontario, Inc. from April 1987 to present.

*  Mr. Holmes is an “interested person” of the Trust by virtue of his positions with U.S. Global Investors, Inc.

**  This date includes service for a predecessor trust.

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EXPERIENCE AND QUALIFICATION OF TRUSTEES. The following is a summary of the experience, qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this Statement of Additional Information, that each trustee should serve as a trustee in light of the Trust’s business and structure.

J. Michael Belz.  Mr. Belz has served as a trustee of the Trust (including a predecessor trust) since 1998 and has served as Chairman of the Nominating and Governance Committee since its creation in 2006. He has been President and Chief Executive Officer of Catholic Life Insurance since 1984 and has served as a director of Broadway National Bank since 2003.  He also has served on the Board of the Christus Santa Rosa Hospital from 2002 until 2010.

James F. Gaertner.  Dr. Gaertner has served as a trustee of the Trust (including a predecessor trust) since 2002 and has served as chairman of the Audit Committee since May 2005. He served as President of Sam Houston State University from 2001 to 2010. Dr. Gaertner has served as a director since 1990, Chairman of the Board from 1998 to 2008 and Chairman of the Audit Committee since 2008 of Tandy Brands Accessories, Inc.  Dr. Gaertner served as Dean of the College of Business at the University of Texas at San Antonio (“UTSA”) from September 1, 1987 until June 30, 2000. Before his appointment as Dean, Dr. Gaertner served for four years as a professor and Director of the Division of Accounting and Information Systems at UTSA. Dr. Gaertner served as an associate professor at the University of Notre Dame from September 1976 until August 1983. During that period, Dr. Gaertner served as director of Notre Dame’s London master of business program in London, England. From 1968 to 1973, Dr. Gaertner served as a director and Chief Financial Officer of Tex Tan Welhausen Co., and later served as the Controller for Tex Tan Welhausen, a division of Tandy Corporation. Prior to his employment at Tex Tan Welhausen, he was employed as a member of the audit staff of KPMG Peat Marwick in Houston, Texas. The Board of the Trust has determined that Dr. Gaertner is an “audit committee financial expert” as defined by the SEC.

Frank E. Holmes.  Mr. Holmes has served as a trustee and Chief Executive Officer of the Trust (including its predecessors) since 1990 and as Chief Investment Officer since 1999. He has been a director and Chief Executive Officer of the Adviser since 1989, Chief Investment Officer since 1999, and since 1989 has served in various management and investment positions with the Adviser and its subsidiaries. Before purchasing a controlling interest in the Adviser in 1989, Mr. Holmes worked as a research analyst, portfolio manager and managing director of corporate finance with a Canadian investment firm. He is a former president and chairman of the Toronto Society of the Investment Dealers Association and has served on the Toronto Stock Exchange’s Listing Committee. He has served as a director of 71316 Ontario, Inc. since 1987 and of F.E. Holmes Organization, Inc. from 1978 to 2009. Mr. Holmes is a member of the President’s Circle and on the investment committee of International Crisis Group, which works to resolve conflict around the world. He is also an advisor to the William J. Clinton Foundation on sustainable development in countries with resource-based economies. Mr. Holmes is also an author and frequent speaker on investments and is a regular commentator on CNBC and Bloomberg.

Clark R. Mandigo.  Mr. Mandigo has served as a trustee of the Trust (including a predecessor trust) since 1993 and as Chairman of the Board since February 2007. He has been a restaurant operator and business consultant since 1991 and was a director of Lone Star Steakhouse & Saloon, Inc. from 1992 to 2007 and of Horizon Organic Holdings from 1996 to 2004. From 1986 to 1991, he was President, Chief Executive Officer and Director of Intelogic Trace, Inc., a corporation engaged in the sale, lease and support of computer and communications systems and equipment. From 1985 to 1997, Mr. Mandigo served on the Board of Directors of Physician Corporation of America, a managed health care company and from 1993 to 1997, Mr. Mandigo served on the Board of Palmer Wireless, Inc., a cellular telephone system operator. The Board of the Trust has determined that Mr. Mandigo is an “audit committee financial expert” as defined by the SEC.

Joe C. McKinney.  Mr. McKinney has served as a trustee of the Trust since 2008.  He has been Vice Chairman and a director of Broadway National Bank since 2002 and a director of USAA Real Estate Company since 2004 and of Luby’s, Inc. since 2003. He also serves as the Chairman of the Finance and Audit Committee of the Board of Luby’s and has been determined to be an audit committee financial expert by the Luby’s Board. Mr. McKinney retired in March 2002 as Chairman of JP Morgan Chase Bank (formerly Chase Manhattan Bank and Texas Commerce Bank) — San Antonio Region with over 28 years of banking experience. He is former Chairman of the San Antonio Economic and Development Foundation and Executive Committee and serves on the boards of the Cancer Therapy and Research Center, the Southwest Foundation for Biomedical Research, the Greater San Antonio Chamber of Commerce and Texas Lutheran University. The Board of the Trust has determined that Mr. McKinney is an “audit committee financial expert” as defined by the SEC.

BOARD STRUCTURE. The Trust’s board of trustees manages the business affairs of the Trust.  The trustees establish policies and review and approve contracts and their continuance. The trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of five trustees, four of whom (including

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the chairman) are independent trustees. The Board has established two standing committees, each of which is comprised of all four non-interested trustees.  The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

RISK OVERSIGHT. Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the non-interested trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as valuation reports and minutes from the Adviser’s valuation committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser to the Funds as well as the Trust’s custodian, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

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OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Frank E. Holmes 7900 Callaghan Rd San Antonio, TX 78229 (56)	President and Chief Executive Officer; Chief Investment Officer	January 1990 to present August 1999 to present

Director, Chief Executive Officer, and Chief Investment Officer of the Adviser. Since October 1989, Mr. Holmes has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

Susan B. McGee 7900 Callaghan Rd San Antonio, TX 78229 (52)	Executive Vice President and General Counsel; Secretary	March 1997 to present

President and General Counsel of the Adviser. Since September 1992, Ms. McGee has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

Catherine A. Rademacher 7900 Callaghan Rd San Antonio, TX 78229 (51)	Treasurer	July 2004 to present

Chief Financial Officer of the Adviser since April 2004. Ms. Rademacher has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

James L. Love, Jr. 7900 Callaghan Rd San Antonio, TX 78229 (42)	Chief Compliance Officer	September 2007 to present

Chief Compliance Officer and Associate General Counsel of the Adviser since September 2007. Executive Director Executive Attorney from January 2003 to September 2007, Senior Counsel May 2002 to January 2003 with USAA.

Mark Carter 7900 Callaghan Rd. San Antonio, TX 78229 (43)	Vice President Shareholder Services	April 2008 to present

Vice President, Shareholder Services of the Adviser since April 2008, Operations Manager of the Adviser from April 2007 through March 2008. Transfer Operations Manager, Invesco AIM from 2004 through April 2007.

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NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
T. Kelly Niland 7900 Callaghan Rd San Antonio, TX 78229 (49)	Vice President Investment Operations Assistant Treasurer	December 2008 to present May 2006 to December 2008	Vice President of Investment Operations of the Adviser since January 2006. Fund Accounting Manager with AIM Investments from June 1992 to January 2006.

Susan K. Filyk 7900 Callaghan Rd San Antonio, TX 78229 (41)	Vice President Marketing	December 2008 to present	Director of Marketing of the Adviser since August 2007. Sr. VP Marketing with Frost National Bank from May 1998 to August 2007.

*    These dates include service for a predecessor trust.

NON-INTERESTED TRUSTEES	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS HELD AS OF 12/31/2010
J. Michael Belz
Global MegaTrends Fund	$10,001-$50,000
World Precious Minerals Fund	$10,001-$50,000
Global Resources Fund	$10,001-$50,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	Over $100,000
Clark Mandigo
Global MegaTrends Fund	$10,001-$50,000
World Precious Minerals Fund	$10,001-$50,000
Global Resources Fund	$1-$10,000
Aggregate Dollar Range of Ownership of the Trust’s Funds
James F. Gaertner
Global MegaTrends Fund	None
World Precious Minerals Fund	None
Global Resources Fund	$10,001-$50,00
Aggregate Dollar Range of Ownership of the Trust’s Funds	$50,001-100,000
Joe C. McKinney
Global MegaTrends Fund	$1-$10,000
World Precious Minerals Fund	$1-$10,000
Global Resources Fund	$1-$10,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	$50,001-$100,000

None of the non-interested trustees, nor their immediate family members, own any shares in the Adviser, U.S. Global Brokerage, Inc. or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or U.S. Global Brokerage, Inc.

DOLLAR RANGE
OF EQUITY SECURITIES
IN THE FUNDS HELD AS
INTERESTED TRUSTEE	OF 12/31/2010
Frank E. Holmes
Global MegaTrends Fund	0ver $100,000
World Precious Minerals Fund	$50,001-$1000,000
Global Resources Fund	$10,001-$50,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	Over $100,000

The following table provides information on compensation paid by U.S. Global Investors Funds to each of the trustees and the Trust’s Chief Compliance Officer.  As shown in the table, the Trust is not responsible for compensation of the interested trustee of the Trust.

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NON-INTERESTED TRUSTEES	TOTAL 2010 COMPENSATION FROM U.S. GLOBAL INVESTORS FUNDS(1)
J. Michael Belz, Trustee	$44,500
James F. Gaertner, Trustee	$47,000
Clark R. Mandigo, Trustee	$49,000
Joe C. McKinney, Trustee	42,000
INTERESTED TRUSTEE
Frank E. Holmes, Trustee, Chief Executive Officer, Chief Investment Officer	None
CHIEF COMPLIANCE OFFICER
James L. Love, Jr.	$155,682

(1)       The U.S. Global Investors Funds do not provide any pension or retirement benefit for the trustees.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the “1940 Act”). The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the Securities and Exchange Commission.

PROXY VOTING POLICIES

Proxies for each fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth below. Each fund’s proxy voting record, including information regarding how each fund voted proxies relating to portfolio securities held by the fund, for the twelve-month period ended June 30, 2010, is available without charge, upon request, by calling 1-800-US-FUNDS and on the SEC’s website at http://www.sec.gov.

VOTING PROCEDURES

The Trust has retained Glass Lewis & Co. (“Glass Lewis”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle the administrative functions associated with the voting of fund proxies. The proxy voting guidelines developed and maintained by Glass Lewis are an extensive list of common proxy voting issues and its voting recommendations.  A copy of the guidelines can be obtained by calling 1-800-USFUNDS and on the funds’ website at www.usfunds.com.  Common proxy voting issues in the guidelines include, but are not limited to, the following:

Election of Auditors - considering factors such as auditors financial interest or association with company, poor accounting practices, and fees paid for non-audit services.

Election of Directors - considering factors such as attendance at board meetings, service on other boards, failure to act on shareholder proposals, lack of audit, compensation, or nominating committee, correlation between CEO pay and company performance.

Proxy Contest - considering factors such as performance of the target company, management’s track record, and reimbursing solicitation expenses.

Takeover Defenses - considering factors such as poison pills, shareholder ability to call special meetings, and supermajority vote requirements.

Merger and Corporate Restructurings - considering factors such as valuation, market reaction, strategic rationale, negotiations, conflicts of interest, and governance.

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State of Incorporation- considering factors such as governance provisions, economic benefits, and jurisdictional law.

Capital Structure - considering factors such as common stock authorization, dual-class stock authorization, and preferred stock authorization.

Executive and Director Compensation - considering factors such as equity compensation plans, poor pay practices, employee stock purchase plans, and option backdating practices.

While Glass Lewis makes the proxy vote recommendations, the Adviser retains the ultimate authority on deciding how to vote. However, in general, it is the Adviser’s policy to vote in accordance with Glass Lewis. A decision to override Glass Lewis’ recommendation is made by the Adviser’s Proxy Review Committee. In reviewing and evaluating Glass Lewis’ recommendations, the Proxy Review Committee may consider information from other sources, including the recommendation of a portfolio team member as well as the fundamental and statistical models used by the portfolio department when making investment decisions. One of the primary factors the committee considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the committee considers in determining how proxies should be voted. As a matter of practice, the committee will vote in accordance with management’s position. However, each issue is individually evaluated and the committee will consider its effect on the investment merits of owning that company’s shares. With respect to international securities, the committee is mindful of the varied market practices and environments relating to corporate governance in the local regions. The committee members’ experience enables them to understand the complexities of the regions in which they invest and to skillfully analyze the proxy issues relevant to the regions. The committee may decide that it is in a fund’s best interest to not vote the shares of foreign companies. All votes contrary to Glass Lewis’s recommendation are reported to the board of trustees.

Glass Lewis does not provide proxy voting services for certain securities held by the fund (i.e., a privately held company) and, therefore, will not make a vote recommendation.  The Adviser’s Proxy Review Committee will evaluate these proxies in the same manner it uses to determine if it is appropriate to override Glass Lewis’ recommendation.

CONFLICT OF INTEREST

If the Proxy Review Committee determines that, through reasonable inquiry, an issue raises a potential material conflict of interest, the Proxy Review Committee will follow the recommendations of Glass Lewis except as follows. If the committee believes that it would be in the best interest of the Trust to vote a proxy other than according to the recommendation of Glass Lewis, the committee shall document in writing the basis supporting its determination. A summary of all such votes shall be presented to the board of trustees at the next regularly scheduled meeting of the board.

PRINCIPAL HOLDERS OF SECURITIES

As of March 29, 2011, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Institutional Class shares of each fund. The funds are aware of the following entities or persons who owned more than 5% of the outstanding shares of the Institutional Class shares of the funds as of March 29, 2011.

FUND	SHAREHOLDERS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Global MegaTrends Fund	Customers of Charles Schwab & Company, Inc.(1)	99.71%	Beneficial
World Precious Minerals Fund	Customers of Charles Schwab & Company, Inc.(1)	99.57%	Beneficial
Global Resources Fund	Customers of Charles Schwab & Company, Inc.(1)	99.92%	Beneficial

(1)                                  Charles Schwab & Company, Inc., a broker-dealer located at 101 Montgomery Street, San Francisco, CA 94104-4122, has advised that no individual clients owns more than 5% of the fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment adviser to the funds is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated as of October 1, 2008. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser. The Institutional Class of the funds paid the following management fees (inclusive of any performance fee adjustments) for the most recent fiscal year:

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FUND	December 31, 2010*
Global MegaTrends Fund	$4,293
World Precious Minerals Fund	$1,956
Global Resources Fund	$43,953

* From March 1, 2010, commencement of operations for the Institutional Class.

BASE ADVISORY FEE SCHEDULE

NAME OF FUND	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS
Global MegaTrends Fund	1.00%
World Precious Minerals Fund	1.00%<$500,000,000; 0.95% $500,000,001 - $1,000,000,000; 0.90%>$1,000,000,000
Global Resources Fund	0.95%<$500,000,000; 0.90% $500,000,001 - $1,000,000,000; 0.85%>$1,000,000,000

The Adviser has voluntarily agreed to waive all class specific expenses, including but not limited to, administrative expenses and transfer agency expenses. The expense waiver is exclusive of performance fees, acquired fund fees and expenses, taxes, brokerage commissions and interest. The Adviser can modify or terminate this arrangement at any time.

The base advisory fee for the funds listed above may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate. The chart below reflects each fund’s base advisory fee, its relative benchmark, and hurdle rate.

PERFORMANCE FEE SCHEDULE

	Base Advisory Fee	Benchmark	Hurdle Rate	Base Advisory Fee Range With Performance Fee Adjustment
Global MegaTrends Fund	1.00%	S&P 500 Index	+/- 5%	0.75%-1.25%
World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	+/- 5%	0.75%-1.25%
Global Resources Fund	0.95%	Morgan Stanley Commodity Related Equity Index	+/- 5%	0.70%-1.20%

A performance fee, or fulcrum fee, is designed to reward the Adviser for the performance of the Institutional Class of a fund that exceeds a fund’s designated benchmark or penalize the Adviser for the performance of the Institutional Class of a fund which is lower than a fund’s designated benchmark.  The cumulative performance of the Institutional Class of a fund is compared to that of its designated benchmark over a rolling 12-month period. When the difference between a fund’s Institutional Class performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate) there will be no adjustment to the base advisory fee.  This is often referred to as the null zone. If a fund’s Institutional Class’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25%. If a fund’s Institutional Class’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%.  The chart reflects the minimum and maximum advisory fee applicable to each fund. Certain funds are subject to breakpoints in the base advisory fee as noted in the Base Advisory Fee Schedule section. For purposes of calculating the performance adjustment, the performance will include the performance of the Investor Class shares of the funds for periods prior to March 1, 2011. After such time, the performance will be calculated based on the Institutional Class shares of the fund.

The investment advisory agreement will continue in effect from year to year with respect to a fund only if the agreement is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if it is assigned.

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The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a “servicing fee” and other non-cash compensation for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These payments and compensation are in addition to the fees paid by the funds. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client fund shares. Additional cash payments may be made by the Adviser or Distributor to intermediaries that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediaries.

From time to time, the Adviser or U.S. Global Brokerage, Inc. may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

In addition to advising client accounts, the Adviser may invest in securities for their own accounts. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser typically invests in start-up companies in the natural resources or technology fields.

ADMINISTRATIVE SERVICES AGREEMENT

Under a separate written agreement, the Adviser provides day-to-day administrative services to the Trust including preparing compliance materials pursuant to Rule 38a-1 of the 1940 Act to improve overall compliance by the Trust and its various agents; arranging for the preparation and filing for the Trust of all required tax returns; preparing and filing the periodic updating of the Trust’s prospectus and statement of additional information; preparing and filing, or overseeing the preparation and filing of, any currently required or to be required reports filed with the Securities and Exchange Commission and other regulatory and self-regulatory authorities including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR, Form N-CSR, Form N-Q, Form N-PX, and notices pursuant to Rule 24f-2 under the 1940 Act; and preparing and filing any regulatory reports as required by any regulatory agency. Monthly, the Adviser receives an administrative fee from the Institutional Class shares of the funds for these services that is calculated at an average annual rate of 0.06% on the monthly average net asset of each fund. The agreement provides that 0.03% of the administrative fee is for fund level administrative duties and 0.03% of the administrative fee is for class level administrative duties.

The Administrative Services Agreement for the Institutional Class was effective March 1, 2010. The Institutional Class of the funds paid the following administrative fees (net of expenses paid by the Adviser or fee waivers) for the fiscal years indicated:

FUND	December 31, 2010
Global MegaTrends Fund	$129
World Precious Minerals Fund	$60
Global Resources Fund	$1,371

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust, and each of the funds’ classes, if applicable, pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors’ expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not “interested persons” of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the Mutual Fund Education Alliance or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

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DISTRIBUTION AGREEMENT

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and agent for distribution of the funds’ shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the funds’ shares, which are offered on a continuous basis.

U.S. Global Brokerage markets the fund and distributes each fund’s shares pursuant to a distribution agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners and other financial representatives for the sale of the funds’ shares. Following such sales, a fund will receive the net asset value per share. Pursuant to the Distribution Agreement, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement, prospectus and statement of additional information under the 1933 Act and amendments for the issue of its shares, (ii) in connection with the registration and qualification of shares for sale in the various states in which the officers of the Trust shall determine to be advisable (including registering the Trust as a broker or dealer or any officers of the Trust as agent or salesperson in any state); (iii) of preparing, setting in type, printing and mailing any report or other communication to shareholders of the Trust in their capacity as such, and (iv) of preparing, setting in type, printing and mailing prospectuses, SAIs and any supplements thereto sent to existing shareholders. The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the qualified trustees of the Trust; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) day written notice by the Trust. For these purposes, the term “vote of a majority of the outstanding voting securities” is deemed to have the meaning specified in the 1940 Act and the rules enacted hereunder.  U.S. Global Brokerage, the principal underwriter for distribution of the funds’ shares, and its affiliated persons, including Frank Holmes, a trustee of the Trust, have a direct or indirect financial interest in the operation of the funds’ Distribution Agreement.

TRANSFER AGENCY AGREEMENT

The transfer agency agreement with the Trust provides for each fund to pay United Shareholder Services, Inc. (USSI) the following: an annual fee of $10,509.32 per cusip and $15.11 per account. In addition, the funds will bear transaction-related expenses, other miscellaneous expenses, and out-of-pocket expenses. In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services, the Trust has adopted a Shareholder Services Plan. The Shareholder Services Plan provides that each fund shall pay a monthly fee up to one-twelfth (1/12) of 20 basis points (.0020%) of the value of the shares of the fund held in accounts at the institutions. These fees cover the usual transfer agency functions.

The Institutional Class of the funds paid the amounts below for transfer agency fees and expenses (net of expenses paid by the Adviser or fee waivers):

Fiscal Year Ended
FUND	December 31, 2010*
Global MegaTrends Fund	$0
World Precious Minerals Fund	$0
Global Resources Fund	$0

* From March 1, 2010, commencement of operations for the Institutional Class.  Pursuant to a voluntary arrangement, the Adviser has agreed to waive all class specific expenses of each fund including, but not limited to, administrative services fees and transfer agency fees and expenses. The Adviser can modify or terminate this arrangement at any time. The expense waiver is exclusive of performance fees, acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest.

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ACCOUNTING AND CUSTODY AGREEMENT

Brown Brothers Harriman & Co., an independent service provider, provides the funds with bookkeeping, accounting, and custody services and determines the daily net asset value for each of the funds. For the most recent fiscal year, the Institutional Class of the funds paid the following amounts for bookkeeping and accounting services (net of fee waivers):

Fiscal Year Ended
FUND	December 31, 2010*
Global MegaTrends Fund	$655
World Precious Minerals Fund	$81
Global Resources Fund	$1,587

* From March 1, 2010, commencement of operations for the Institutional Class.

PORTFOLIO MANAGERS

COMPENSATION FOR FRANK HOLMES, JOHN DERRICK, RALPH ALDIS, BRIAN HICKS, EVAN SMITH AND JACK DZIERWA

The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers consists of the following:

BASE SALARY. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager’s experience and responsibilities.

MONTHLY AND QUARTERLY BONUSES. The bonuses are primarily driven by assets under management and performance of the funds. Bonuses are awarded only if the fund performance is within certain percentiles of each fund’s Lipper peer group or are awarded certain rankings by third-party ranking services. The following is the Lipper peer group for each of the funds: Global MegaTrends Fund - Lipper Multi-Cap Core Funds; World Precious Minerals Fund - Lipper Precious Metal Funds; Global Resources Fund - Lipper Global Natural Resources Funds. The portfolio managers serving on investment teams providing advisory services to accounts with performance-based fees may be given a discretionary bonus.

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.

Frank Holmes receives a base salary and in addition receives a percentage of the bonuses paid to the other portfolio managers, an annual bonus based upon the Adviser’s operational earnings, an annual bonus based upon the performance of the Adviser’s own investment account, and a quarterly   bonus for the management of the two offshore accounts.

The Adviser manages two offshore accounts that pay a performance-based fee which could result in a higher fee than the management of the funds. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

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PORTFOLIO MANAGER: FRANK E. HOLMES

Other Managed Accounts as of 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$46,866,388	2	$46,866,388
Other accounts	1	$10,679,611	1	$10,679,611

Mr. Holmes also manages the Adviser’s own investment account and earns a bonus based on the performance of the investments. The payment of a bonus may create an incentive to give preferential treatment to the Adviser’s own account. The Adviser has adopted trade allocation procedures and a code of ethics designed to address this potential conflict.

Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Global MegaTrends Fund	$100,001-$500,000
World Precious Minerals Fund	$50,001-$100,000
Global Resources Fund	$10,001-$50,000

PORTFOLIO MANAGER: JOHN DERRICK

Other Managed Accounts as of 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Global MegaTrends Fund	$10,001-$50,000

PORTFOLIO MANAGER: BRIAN HICKS

Other Managed Accounts as of 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$46,866,388	2	$46,866,388
Other accounts	0	$0	0	$0

Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Global Resources Fund	$100,001-$500,000
Global MegaTrends Fund	$0-$10,000

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PORTFOLIO MANAGER: EVAN SMITH

Other Managed Accounts as of 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$46,866,388	2	$46,866,388
Other accounts	0	$0	0	$0

Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Global Resources Fund	$100,001-$500,000
Global MegaTrends Fund	$0-$10,000

PORTFOLIO MANAGER: RALPH ALDIS

Other Managed Accounts as of 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$46,866,388	2	$46,866,388
Other accounts	0	$0	0	$0

Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
World Precious Minerals Fund	$100,001-$500,000

PORTFOLIO MANAGER: JACK DZIERWA

Other Managed Accounts as of 12/31/2010

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2010
Global MegaTrends Fund	$0-$10,000

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities for the funds and placing the funds’ securities transactions and negotiation of commission rates, where applicable, are made by the Adviser and are subject to review by the board of trustees. The Adviser seeks best execution for a fund taking into account various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided - viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the board of trustees will review the commissions paid by each fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser will not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker-dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. Research services and products may be useful to the Adviser in providing investment advice to other clients they advise. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

The funds may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, the funds generally intend to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained.

The brokerage fees paid by the following funds for the most recent fiscal years were as follows:

	Fiscal Year Ended
	June 30, 2008	December 31,2008*	December 31,2009	December 31, 2010
World Precious Minerals Fund	$3,211,890	$1,406,293	$2,417,880	$3,569,237
Global Resources Fund	$6,397,597	$3,622,973	$4,724,099	$4,438,248

* For the six months ended December 31, 2008.

The brokerage fees paid by the following fund for the most recent fiscal periods were as follows:

	Fiscal Year Ended
	October 31, 2008	December 31,2008*	December 31,2009	December 31,2010
Global MegaTrends Fund	$136,167	$32,975	$108,209	$111,883

* For the two months ended December 31, 2008.

During the fiscal year ended December 31, 2010, the following funds paid approximately $160,949 in brokerage commissions to firms that provided research services to the Adviser. These trades involved approximately $90,677,938 in principal value. The brokerage fees paid in this manner for each fund were as follows:

	COMMISSIONS	PRINCIPAL VALUE
Global MegaTrends Fund	$2,020	$761,991
World Precious Minerals Fund	$62,032	$23,412,555
Global Resources Fund	$96,897	$66,503,392
Total	$160,949	$90,677,938

TRADE AGGREGATION AND ALLOCATION PROCEDURES

The Adviser has adopted Trade Aggregation and Allocation Procedures (the “Procedures”) under which the Adviser may aggregate client (including the funds) purchase or sale orders and may also aggregate orders for the Adviser’s own account to achieve more efficient execution, lower per share brokerage costs, and in the aggregate, better prices. The Adviser’s Procedures are designed to ensure that each of the Adviser’s clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser’s duty of best execution and with the client’s investment objectives, account guidelines and other objective criteria, (ii)

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specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.

Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant to the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the funds’ ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The following information supplements the discussion of how to buy fund shares as discussed in the prospectus.

Shares of each fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the fund are described in the prospectus. In addition, shares of the fund may be purchased using securities, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such “in kind” purchase, the following conditions will apply:

1.               The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid.

2.               Securities of the same issuer must already exist in the fund’s portfolio.

3.               The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or NASDAQ-AMEX.

4.               Any securities so acquired by the fund shall not comprise over 5% of the fund’s net assets at the time of such exchange.

5.               No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States.

6.               The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an “in kind” purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section entitled Net Asset Value in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under federal and state law of making such an “in kind” purchase.

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ADDITIONAL INFORMATION ON REDEMPTIONS

REDEMPTION IN KIND. The Declaration of Trust permits the right to redeem funds shares in cash or in kind. However, the Global MegaTrends Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of these funds solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of these funds receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund. Redemptions in kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may not suspend redemption privileges, or postpone the date of payment for more than seven days after the redemption order is received, except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

FEDERAL INCOME TAXES

TAXATION OF THE FUNDS - IN GENERAL

Each fund has elected and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Accordingly, no fund will be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a fund distributes each taxable year at least the sum of (i) 90% of the fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of a fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each fund intends to distribute substantially all of such income each year. A fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

To qualify as a regulated investment company, each fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“90% test”); and (b) satisfy certain diversification requirements at the close of each quarter of the fund’s taxable year. The requirements for qualification as a regulated investment company may significantly limit the extent to which a fund may invest some investment, including certain commodity exchange-treaded funds and commodity-linked investments.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to at least the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the fund of the respective balance from the preceding calendar year. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.

TAXATION OF THE FUNDS’ INVESTMENTS

Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. The funds’ tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be

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utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The loss carry forwards and related expiration dates for each fund listed below, as of December 31, 2010, are as follows:

Expiration Date
FUND	2011	2012	2013	2014
Global MegaTrends Fund	$—	$—	$—	$—
World Precious Minerals Fund	$—	$—	$—	$—
Global Resources Fund	$—	$—	$—	$—

	Expiration Date
FUND	2015	2016	2017	2018	Total
Global MegaTrends Fund	$7,656,370	$5,994,166	$995,675	$—	$14,646,211
World Precious Minerals Fund	$—	$26,243,323	$65,119,274	$—	$91,362,597
Global Resources Fund	$—	$91,976,938	$313,223,879	$—	$405,200,817

POST
OCTOBER 31, 2010,
FUND	CAPITAL LOSS DEFERRAL
Global MegaTrends Fund	$202,556
World Precious Minerals Fund	$1,430,147

The amounts above, in accordance with federal income tax rules, are deemed to have occurred on January 1, 2011.

A fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund’s income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.

For federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the fund for federal income tax purposes, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. Because a fund will not receive a cash payment of interest, in order to satisfy the distribution requirements, a fund may have to sell other securities at a time when it might otherwise have continued to hold them. Original issue discount with respect to tax-exempt obligations generally will be excluded from a fund’s taxable income, although such discount will be included in gross income for purposes of the 90% test described above. Original issue discount is accrued and added to the adjusted tax basis of the securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined based on a constant yield to maturity, which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount. In addition, to the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently under the original issue discount rules even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

Debt securities may be purchased by a fund at a discount that exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This discount represents market discount for federal income tax purposes. To the extent that a fund purchases debt securities (including tax exempt bonds) at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will generally be treated as taxable interest income to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

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A fund whose portfolio is subject to the market discount rules may be required to defer the deduction of part or all of any direct interest expense incurred to purchase or carry any debt security (other than a tax exempt obligation) having market discount, unless the fund makes the election to include market discount in income currently.

The funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund’s adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, reduces the fund’s basis in the securities and, generally, must be amortized under a constant yield method.

A fund’s investment in lower-rated or unrated debt securities may present issues for the fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

If a fund owns shares in a foreign corporation that is a “passive foreign investment company” for U.S. federal income tax purposes and that fund does not elect alternative tax treatment, that fund may be subject to U.S. federal income tax on part of any “excess distribution” it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a “passive foreign investment company” will not lead to any deduction or credit to the fund or any shareholder. Rather than being taxed on passive foreign investment company income as discussed above, a fund may be eligible to elect alternative tax treatment. If the fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the fund may be required to include its share of the passive foreign investment company’s ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

In addition, another election may be available that would involve marking-to-market the fund’s shares in a passive foreign investment company at the end of each taxable year (and on certain other dates prescribed in the Code); with the result that unrealized gains are treated as though they were realized. If this election is available and is made, federal income tax at the fund level under the passive foreign investment company rules would generally be eliminated, but the fund could, in limited circumstances, incur nondeductible interest charges. A fund’s intention to qualify annually as a regulated investment company may limit its options with respect to shares in a passive foreign investment company.

A fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the fund, defer the fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

If an option which a fund has written expires on its stipulated expiration date, the fund recognizes a short-term capital gain. If a fund enters into a closing purchase transaction with respect to an option which the fund has written, the fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which a fund has written is exercised, the fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

If an option which a fund has purchased expires on the stipulated expiration date, the fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The amount of any realized gain or loss on closing out options on certain stock indices will result in a capital gain or loss for federal income tax purposes. Such options held by a fund at the end of each fiscal year on a broad-based stock index generally are treated under the Code as “Section 1256 contracts” and will be required to be “marked-to-market” for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss,

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and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by a fund may also be Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by a fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

A fund’s investments in REITs may result in the fund’s receipt of cash in excess of the REIT’s earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income (see “Taxation of the Shareholder” below). The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under a notice issued by the Internal Revenue Service, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

TAXATION OF THE SHAREHOLDER

Shareholders will be subject to federal income taxes on distributions made by a fund whether received in cash or additional shares of the fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2013, distributions of “qualified dividend income,” as such term is defined in section 1(h) (11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of the fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2012 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income. Dividends paid by a fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on most REITs and on stocks of foreign issuers that are held by a fund are not eligible for the dividends received deduction when distributed to the fund’s corporate shareholders.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a fund’s shareholders to be treated as qualified dividend income, the fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits

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of a comprehensive income tax treaty with the United States (with the exception of stock of a foreign corporation that is readily tradeable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January.

Distributions by a fund will result in a reduction in the net asset value of fund shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the fund shares just before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

All distributions of investment income during the year will have the same percentage designated as tax exempt. This method is called the “average annual method.”

A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. The gain or loss will generally be long term if the shares were held more than one year and short term if the shares were held less than one year. If a shareholder of a fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Each fund is required in certain circumstances to withhold federal income tax (“backup withholding”) at a current rate of 28% on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the fund’s shares, paid to certain shareholders who do not furnish the fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of a fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of a fund beginning before January 1, 2012, the fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the fund. A fund may choose not to designate such amounts.

CURRENCY FLUCTUATIONS - “SECTION 988” GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues income or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a fund’s net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than

35

increasing or decreasing the amount of the fund’s net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his fund shares. To the extent that such distributions exceed such shareholder’s basis, they will be treated as a gain from the sale of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create “straddles” for U.S. federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities. The fund may also be required to “mark-to-market” certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES

Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

Under the Code, if more than 50% of the value of a fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to “pass-through” to the fund’s shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the fund’s taxable year whether the foreign taxes paid by the fund will “pass-through” for that year and, if so, such notification will include the shareholder’s proportionate share of foreign source income and foreign taxes paid.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to “passive income,” which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and statement of additional information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian, fund accountant, and administrator for all funds of the Trust described in this Statement of Additional Information. With respect to the funds that own foreign securities, Brown Brothers Harriman & Co. may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust.

DISTRIBUTOR

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.

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FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2010, are hereby incorporated by reference from the funds’ 2010 Annual Report to Shareholders dated December 31, 2010. A copy of the financial statement will be provided, free of charge, upon request to U.S. Global Investors, Inc., P.O. Box 659405, San Antonio, Texas 78265-9604, 1-800-873-8637 or 210-308-1234.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

KPMG LLP, 60 South Street, Boston, Massachusetts 02111, serves as the independent registered public accounting firm for the Trust. The independent registered public accounting firm audits and reports on the funds’ annual financial statements, reviews certain regulatory reports and the funds’ federal income tax returns, and may perform other professional accounting, auditing, tax, and advisory services to the extent approved by the Audit Committee of the Trust. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois, 60601, serves as legal counsel to the Trust and to the independent trustees of the Trust.

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PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

(a)          Agreement and Declaration of Trust, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(b)         By-laws, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(c)        Instruments Defining Rights of Security Holders. Not applicable.

(d)         1.  Advisory Agreement with U.S. Global Investors, Inc., dated October 1, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

2.  Amended and Restated Administrative Services Agreement with U.S. Global Investors, Inc., dated January 15, 2010, incorporated by reference to Post-Effective Amendment filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

(e)          Amended and Restated Shareholder Servicing Agreement, dated January 15, 2010, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

(f)            Bonus or Profit Sharing Contracts. Not applicable.

(g)         1.  Custodian Agreement, dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

2.  Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

3.  Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

4.  Amendment dated February 21, 2001, to Appendix B of the Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

5.  Amendment dated April 23, 2006, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No. 0000101507-06-000020).

6.  Amendment dated October 1, 2008, to Custodian Agreement dated November 1, 1997 between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(h)         1. Amended and Restated Transfer Agency Agreement, dated January 15, 2010, between Registrant and United Shareholder Services, Inc., incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

(i)             Opinion of Counsel, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(j)             Consents of independent registered public accounting firm, KPMG LLP, included herein.

(k)          Omitted Financial Statements. Not applicable.

(l)             Initial Capital Agreements. Not applicable.

(m)       1. Amended Distribution Plan, dated March 4, 2010, incorporated by reference to Post-Effective Amendment 107 filed April 30, 2010 (EDGAR Accession No. 0001104659-10-02438).

2.  Amended and Restated Distribution Plan Pursuant to Rule 12b-1 Plan, dated January 15, 2010, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

(n)         Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

(o)         Power of Attorney, dated August 26, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(p)         1. U.S. Global Investors Funds Code of Ethics effective October 1, 2008, incorporated by reference to Post-Effective Amendment 102 filed December 29, 2008 (EDGAR Accession No. 0000950134-08-022832).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled “Principal Holders of Securities.”

ITEM 30. INDEMNIFICATION

Under the Registrant’s Agreement and Declaration of Trust, Article IX :

Section 9.02 Indemnification of trustees, officers and employees.

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is, or has been, a trustee or an officer, or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate series (out of assets belonging to that series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof (ii) as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

b) No indemnification shall be provided hereunder to a Covered Person:(i) who shall have been finally adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii)in the event of a settlement not involving a final adjudication (as provided for in paragraph (b)(i)), unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:(A)by the court or other body approving the settlement;(B)by at least a majority of those trustees who neither are interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or(C)by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section may be paid by the Trust or series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or series if it ultimately is determined that he is not entitled to indemnification under this Section ; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section

Section 9.03. Indemnification of shareholders. In case any shareholder or former shareholder of any series shall be held to be personally liable solely by reason of his being or having been a shareholder of such series and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected series, shall assume, upon request by the shareholder, the defense of any claim made against the shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the Series.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to business and other connections of Registrant’s investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled “Fund Management” in the Prospectus and “Investment Advisory Services” in the Statement of Additional Information.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)          U.S. Global Brokerage, Inc., a wholly owned subsidiary of U.S. Global Investors, Inc., is registered as a limited-purpose broker/dealer for the purpose of distributing U.S. Global Investors Funds, effective October 1, 2008.

(b)         The following table lists, for each director and officer of U.S. Global Brokerage, Inc., the information indicated.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Susan Filyk 7900 Callaghan Road San Antonio, TX 78229	Director, President	V.P. Marketing

Catherine A. Rademacher 7900 Callaghan Road San Antonio, TX 78229	Director, Chief Financial Officer	Treasurer

Sheila A. Matthys 7900 Callaghan Road San Antonio, TX 78229	Secretary	Assistant Secretary

(c)          Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records maintained by the registrant are kept at the registrant’s office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian, fund accountant, and administrator for U.S. Global Investors Funds are maintained at 40 Water Street, Boston, Massachusetts 02109.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Antonio, State of Texas, on this 29th day of April, 2011.

U.S. GLOBAL INVESTORS FUNDS

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* /s/ James F. Gaertner		April 29, 2011
James F. Gaertner	Trustee

* /s/ J. Michael Belz		April 29, 2011
J. Michael Belz	Trustee

/s/ Frank E. Holmes	Trustee, President,	April 29, 2011
Frank E. Holmes	Chief Executive Officer

* /s/ Clark R. Mandigo		April 29, 2011
Clark R. Mandigo	Trustee

* /s/ Joe C. McKinney		April 29, 2011
Joe C. McKinney	Trustee

*/s/ Catherine A. Rademacher		April 29, 2011
Catherine A. Rademacher	Treasurer

*BY:	/s/ Susan B. McGee
Susan B. McGee
Attorney-in-Fact under Power of Attorney Dated
August 26, 2008